SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
               Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[x]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                      CELCOR, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-
    6(i)(2) or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange
    Act Rule 14a-6(i)(3).
[x] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:
          Celcor, Inc. Common Stock, par value  $.001

     2)   Aggregate number of securities to which transaction applies:
          1,750,000

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):
          $.625 based upon the August 4, 1995
          average of the bid and ask price

     4)   Proposed maximum aggregate value of transaction:
          $1,093,750.00

     5)   Total fee paid:
          $218.75

[x] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:


    2)   Form, Schedule or Registration Statement No.:


    3)   Filing Party:


    4)   Date Filed:


                      CELCOR INC.
                   1800 BLOOMSBURY AVENUE
                 OCEAN, NEW JERSEY  07712



            NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
              (R>(to be held on December 7, 1995)



               Notice is hereby given that a special meeting of stockholders of Celcor, Inc. (the "Company") will be held on December 7, 1995 at 10:00 a.m., eastern time, at the Sheraton LaGuardia East, 135-20 39th Avenue, Flushing, New York, to:



            1. Consider and act upon a proposal to approve an Agreement and Plan of Merger dated as of March 15, 1995, between Northeast (USA) Corp. ("Northeast"), a New York corporation, the stockholders of Northeast and the Company, which provides for, among other things: (i) the merger of Northeast with and into the Company (the "Merger"), with the Company continuing as the surviving corporation; and (ii) the conversion of each outstanding share of common stock, no par value, of Northeast into 10,000 shares of common stock, par value $.001 per share, of the Company ("Celcor Common Stock"); all as more fully described in the attached Proxy Statement;



         2. Elect seven persons to serve as directors of the Company, each such director to serve for a period of one year and thereafter until his successor shall have been duly elected and shall have qualified;



              3. (A) Ratify the issuance by the Company of 275,000 shares of its Series C 8% Convertible Preferred Stock (the "Series C Preferred Stock"), issued by the Company in June, 1994 ; and (B) approve an amendment to the Company's certificate of incorporation expressly authorizing the board of directors of the Company to establish the rights, preferences and limitations of any other class or series of preferred stock which may be issued in the future (none is presently contemplated).
The Series C Preferred Stock was issued to a group of 13 individual investors in a private placement. The purpose of the offering was to fund ongoing administrative expenses of the Company and to provide a source of money which could be used to help finance an acquisition or merger.

        4. To consider and act upon any other matter which may properly come before the meeting or any adjournment thereof.

                The board of directors has fixed November 6, 1995 as the record date for the special meeting and only holders of record of Celcor Common Stock at the close of business on that date will be entitled to receive notice of and to vote at the special meeting or any adjournment or adjournments thereof.

            Pursuant to the provisions of the Delaware General Corporation Law, holders of Celcor Common Stock and Preferred Stock will have statutory dissenters' rights with respect to the Merger. A copy of Section 262 of the Delaware General Corporation Law is annexed to this Proxy Statement as Exhibit A. Stockholders are advised that they must follow the procedures set forth therein in order to properly perfect their right to dissent from the Merger.

                The affirmative vote of a majority of the outstanding shares of Celcor Common Stock is required to approve the Merger and the other proposals described above. A form of proxy is enclosed for use at the Special Meeting if a stockholder is unable to attend in person. Each proxy may be revoked at any time before it is exercised by giving written notice to the Secretary, or by submitting a duly executed later dated proxy.

           All stockholders are requested to complete, sign, date and return the enclosed Proxy promptly, whether or not they expect to attend the special meeting.

                                    By Order of the Board of Directors



                                    ___________________________________
                                    Stephen E. Roman, Jr., Secretary

Ocean, New Jersey





WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, MANAGEMENT URGES YOU TO DATE, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED STAMPED ENVELOPE. YOU MAY REVOKE THE PROXY AT ANY TIME PRIOR TO ITS EXERCISE. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE IN PERSON.

                      PRELIMINARY PROXY STATEMENT



                            CELCOR, INC.
                        1800 Bloomsbury Avenue
                       Ocean, New Jersey  07712



            The following Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Celcor, Inc. (the "Company" or "Celcor"), a Delaware corporation. The proxies will be used at a special meeting of stockholders of the Company (the "Special Meeting") which will be held at the Sheraton LaGuardia East, 135-20 39th Avenue, Flushing, New York on Thursday, December 7, 1995 at 10:00 a.m.

                Proxies are being solicited from stockholders of record of the Company in order to (i) consider and act upon an Agreement and Plan of Merger, dated as of the 15th day of March, 1995 (the "Merger Agreement"), a copy of which is annexed hereto as Exhibit B, by and between the Company, Northeast (USA) Corp. ("Northeast") and the stockholders of Northeast providing, among other things, for the merger of Northeast with and into the Company (the "Merger"); (ii) elect seven persons to serve as directors of the Company; (iii) ratify the issuance by the Company of 275,000 Shares of its Series C 8% Convertible Preferred Stock (the "Series C Preferred Stock"); and (iv) approve an amendment to the Company's certificate of incorporation (the "Certificate of Incorporation"), expressly authorizing the board of directors of the Company to establish the rights, preferences and limitations of any other class or series of preferred stock which may be issued in the future (none is presently contemplated).

              Upon the consummation of the Merger Agreement, Northeast will be merged with and into the Company, with the Company continuing as the surviving corporation. Each outstanding share of common stock, no par value of Northeast ("Northeast Common Stock"), other than shares held by Northeast stockholders who dissent from the Merger ("Dissenting Shares"), will be converted into the right to receive 10,000 shares of Celcor common stock, par value $.001 per share (the "Celcor Common Stock"). Counsel for Celcor has furnished an opinion that the Merger will constitute a reorganization for federal income tax purposes.

         The exchange rate which will be utilized in the Merger of 10,000 shares of Celcor Common Stock for each outstanding share of Northeast Common Stock is the result of negotiations between the two companies and reflects the judgment of the board of directors of the Company, based upon the advice of its financial advisor, concerning the relative value of the Northeast Common Stock and the Celcor Common Stock, taking into consideration such factors as the market value of the Celcor Common Stock, the value of Northeast's assets (its stock is not publicly traded), and the value of Northeast's business and future prospects.

               It is anticipated that 1,750,000 shares of Celcor Common
Stock will be issued to the stockholders of Northeast pursuant to the Merger Agreement. After giving effect to the issuance of such shares, Northeast stockholders will hold approximately 34% of the outstanding shares of Celcor Common Stock (calculated before giving effect to the 825,000 shares of Celcor Common Stock issuable upon the conversion of the outstanding
Series C Preferred Stock, and approximately 29% of the outstanding shares of Celcor Common Stock, calculated after giving effect to the full conversion of the Series C Preferred Stock).

                 The shares of Celcor Common Stock issuable to Northeast stockholders will not be registered pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or applicable state securities laws in reliance on exemptions under such laws. Accordingly, the subsequent sale or transfer of the Celcor Common Stock issued to the stockholders of Northeast will be restricted. The transfer of such shares will be permit ted only if such shares are registered for sale pursuant to the Securities Act and applicable state securities laws, or will be transferred in a transaction which is exempt from the registration requirements of the Securities Act and such laws. The certificates for the Celcor Common Stock issued to Northeast stockholders will bear an appropriate restrictive legend to provide notice of the restrictions on the further transfer of such shares.

            Celcor Common Stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934. It is not actively traded, but quotations are available in the "Pink Sheets." As a result of the absence of an active market for the stock, bid-ask spreads are often substantial. On August 12, 1994, the day prior to the first public announcement of the Merger, the low bid and high ask price per share of Celcor Common Stock was $1.00 and $2.00, respectively. On March 17, 1995, the day prior to the announcement of the signing of the Merger Agreement, the low bid and high ask price per share of Celcor Common Stock was $.25 and $2.25, respectively.

                               TABLE OF CONTENTS





                                                                Page



Available Information                                           1

Incorporation of Certain Documents by Reference                 2

Information Concerning the Special Meeting                      3

        General                                                 3

        Date, Place and Time of Special Meeting                 3
        Purpose of Special Meeting                              3
        Voting; Revocation of Proxy; Quorum
            and Vote Required                                   3
        Costs of Solicitation                                   4
        Dissenters' Rights                                      4

Proposal One - Approval of the Merger                           6
        Approval Sought                                         6
        History of Celcor                                       6
        Background of the Merger                                7
        Terms of the Merger                                     10
        Business of Northeast                                   11
        Recommendation of the Board of Directors                13
        Fairness Opinion                                        14
        Additional Terms of the Merger Agreement                15
        Issuance of Restricted Shares                           16
        Effective Date of the Merger                            16
        Accounting Treatment                                    17
        Federal Income Tax Consequences                         17
        Rights of Dissenting Stockholders                       18

Selected Financial Data for the Company and Northeast           20
        Celcor, Inc.                                            20
        Northeast (USA) Corp.                                   21

Management's Discussion and Analysis of
   Financial Condition and Results of Operations                22
        Celcor, Inc.                                            22
        Liquidity                                               22
        Statement of Operations                                 23
        Northeast (USA) Corp.                                   23
        Results of Operations                                   23
        Financial Condition and Liquidity                       24
        Financial and Operating Plans for the Next 12 Months    24

Proposal Two - Election of Directors                            26
        Nominees                                                26
        Executive Compensation                                  28
        Section 16 Compliance                                   29

Common Stock of the Company                                     29
        Market Price Information                                29
        Dividend Policy                                         30

Security Ownership of Certain Beneficial
  Owners and Management                                         31

Certain Relationships and Related
  Party Transactions                                            33

Proposal Three - Ratification of Issuance of
  Series C Preferred Stock; Approval
  of Amendment to Certificate of Incorporation                  34

Description of Capital Stock of the Company                     36
        Celcor Common Stock                                     36
        Preferred Stock                                         36
        Description of Series C Convertible Preferred Stock     37

Experts                                                         39

Presence of Accountants at Special Meeting                      39

Other Matters                                                   39


                        EXHIBITS

Section 262 of the Delaware General Corporation
        Law - Appraisal Rights                                  A


Agreement and Plan of Merger among Celcor, Inc.,
        Northeast (USA) Corp. and the Stockholders of Northeast B


Fairness Opinion of Chartered Capital Advisers, Inc.            C

Form of Proxy                                                   D

Proposed Amendment to Certificate of Incorporation              E

Financial Statements                                            F-1


                          AVAILABLE INFORMATION

                Celcor is subject to the information requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, files proxy statements, reports and other information with the Securities and Exchange Commission (the "Commission"). Proxy statements, reports and other information concerning Celcor can be inspected and copied at Room 1024 of the Commission's offices at 450 Fifth Street,
NW, Washington, D.C.  20549 and at the Commission's regional offices in
New York (7 World Trade Center, 13th Floor, New York, New York  10048)
and in Chicago (Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661). Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, NW, Washington, D.C. 20549, at prescribed rates.

                 All information contained in this Proxy Statement with respect to Northeast was furnished by Northeast. Although Celcor has no knowledge that would indicate that any statements or information (including financial statements) relating to Northeast contained herein is inaccurate or incomplete, Celcor does not warrant the accuracy or completeness of such statements or information.

            No person is authorized to give any information or to make any representation not contained in this Proxy Statement and, if given or made, such information or representation should not be relied upon as having been authorized. Neither the delivery of this Proxy Statement, nor any distribution of the securities issuable in connection with the Merger Agreement, shall, under any circumstances, create any implication that there has been no change in the information concerning Celcor contained in this Proxy Statement since the date of such information.

             INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


          The following documents filed with the Securities and Exchange Commission by the Company pursuant to the Exchange Act are incorporated by reference in this Proxy Statement:

                1. The Company's Annual Report on Form 10-KSB fo r its fiscal year ended June 30, 1995.

            All documents and reports subsequently filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the date of the Special Meeting shall be deemed to be incorporated by reference in this Proxy Statement and to be a part hereof from the date of filing of such documents or reports. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for the purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

               The Company hereby undertakes to provide, without charge to each person, including any stockholder, to whom a copy of this Proxy Statement has been delivered, upon written or oral request of such person, a copy of any and all information that has been incorporated by reference in this Proxy Statement (excluding exhibits, unless specifically incorporated therein). Requests for such copies should be directed to Celcor, Inc., 1800 Bloomsbury Ave., Ocean, New Jersey, 07712; Attention: Mr. Stephen E. Roman, Jr., telephone number (908) 922-3158. In order to insure timely delivery of the documents, any requests should be made by November ___, 1995.


             INFORMATION CONCERNING THE SPECIAL MEETING

        General.

                This Proxy Statement is being furnished to holders of Celcor Common Stock in connection with the solicitation of proxies by the board of directors of Celcor for use at a Special Meeting of stockholders to be held on Thursday, December 7, 1995, and any adjournment or adjournments thereof, to consider and take action upon (i) the Merger Agreement; (ii) the election of directors; (iii) the ratification of the issuance by the Company of 275,000 shares of its Series C Preferred Stock; (iv) a proposed amendment to the Company's Certificate of Incorporation expressly authorizing the board of directors of the Company to establish the rights, preferences and limitations of any other class or series of preferred stock which may be issued in the future (none is presently contemplated); and (v) the transaction of such other business as may properly come before the Special Meeting and any adjournment thereof.

                This Proxy Statement, the attached Notice and the form of Proxy enclosed herewith are first being mailed to stockholders of Celcor on or about November __, 1995.

        Date, Place and Time of Special Meeting.

                 The Special Meeting will be held at the Sheraton LaGuardia East, 135-20 39th Avenue, Flushing, New York on Thursday, December 7,
1995 at 10:00 a.m., EST. Only holders of record of Celcor Common Stock at the close of business on November 6, 1995 will be entitled to receive notice of, and to vote at, the Special Meeting. At the close of business on the record date, there were 3,364,674 shares of Celcor Common Stock outstanding and entitled to vote at the Special Meeting, which were held of record by 226 stockholders. Each such share is entitled to one vote. This Proxy Statement is also being furnished to holders of the Company's Series C Preferred Stock; however, such stockholders will not be entitled to vote on any of the matters presented to holders of Celcor Common Stock at the Special Meeting.

        Purpose of Special Meeting.


                 At the Special Meeting, the holders of Celcor Common Stock will be asked to approve the Merger Agreement, a copy of which is attached to this Proxy Statement as Exhibit B. Stockholders are also being asked to elect directors, to ratify the creation and issuance by the Company of 275,000 shares of the Company's Series C Preferred Stock and to approve a related amendment to the Company's Certificate of Incorporation.

        Voting; Revocation of Proxy; Quorum and Vote Required.

                A form of proxy is enclosed for use at the Special Meeting if a stockholder is unable to attend in person. Each proxy may be revoked at any time before it is exercised by giving written notice to the secretary of the Special Meeting, or by submitting a duly executed, later dated proxy. All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted as specified in the form of proxy. If the proxy is signed but no specification is given, the shares subject thereto will be voted in favor of the Merger, in favor of the board's nominees for election to the board of directors, in favor of the ratification of the issuance of the Series C Preferred
Stock and approval of the amendment to the Certificate of Incorporation.
A majority of the shares outstanding on the record date will constitute a quorum for purposes of the Special Meeting. Votes will not be considered cast, however, if the shares are not voted for any reason, including if an abstention is indicated as such on a written proxy or ballot, or if votes are withheld by a broker. Such abstentions and broker non votes will be considered solely for purposes of determining whether a quorum is present. Assuming that a quorum is present, directors will be elected by a plurality of the votes cast. Each other proposal will require the affirmative approval of a majority of the shares of Celcor Common Stock outstanding on the record date. The Company believes that a total of 1,557,583 shares (46.3% of the shares entitled to vote), all of which are held by affiliates of the Company, are committed to vote in favor of each of the proposals being considered by stockholders. Although these commitments do not assure passage of the proposals, it makes such passage highly likely.

        Costs of Solicitation.

                 The entire cost of soliciting these proxies will be borne by the Company. The Company estimates that such cost (comprised primarily of legal and accounting expenses, postage and printing costs) will be approximately $30,000. In following up the original solicitation of proxies by mail, the Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of Celcor Common Stock and may reimburse them for their expenses in so doing. If necessary, the Company may also use its officers to solicit proxies from stockholders, either personally, by telephone or special letter. The officers will not be separately compensated in connection therewith.

           Even if they plan to attend the Special Meeting, holders of Celcor Common Stock are requested to complete, date and sign the accompanying proxy and return it promptly to the Company in the enclosed, postage paid envelope.

         Dissenters' Rights.

                 Pursuant to Section 262 of the General Corporation Law of the State of Delaware, a copy of which is attached hereto as Exhibit A, any holder of Celcor Common Stock or Series C Preferred Stock who objects to the Merger will be entitled to dissent and exercise appraisal rights. That Section enables an objecting stockholder to be paid, in cash, the value of his Celcor Common Stock or Series C Preferred Stock, as applicable, as determined by the Delaware Court of Chancery, provided that the following conditions are satisfied:

             (1) Such stockholder must file with the Company a written demand for appraisal of his shares, separate and apart from any proxy or vote against the Merger, before the taking of the vote on the Merger.
If a stockholder elects to exercise dissenters' rights, such right may only be exercised as to all shares of Celcor capital stock held by the dissenting stockholder.

             (2) Such stockholder must not vote in favor of the Merger, nor submit a proxy in which directions are not given.

            (3) Within 120 days after the Effective Date of the Merger, either the Company or any stockholder who has complied with Section 262 may, by petition filed in the Delaware Court of Chancery, demand a determination by the Court of the value of the shares of all objecting stockholders with whom agreements as to the value of such shares have not been reached.

Within 10 days after the Effective Date of the Merger, the Company will notify each stockholder who has complied with Section 262 and not voted for, or consented to, the Merger of the date on which the Merger became effective.

            If the Company and the dissenting stockholder cannot agree on the value of the shares, the Court, based upon an appraisal prepared by an independent appraiser, will make its own determination. Under Delaware law, the dissenting shares would be valued on a going concern and not a liquidation basis. An appraiser would be obligated to determine the intrinsic value of the shares, without giving effect to the proposed Merger, considering all factors and elements which reasonably may enter into such a determination, including market value, asset value, earnings prospects and the nature of the enterprise. The value determined by the court may be more than, less than or equal to the Merger consideration (i.e., the value of the Celcor Common Stock after the Merger).

            Notwithstanding the foregoing, at any time within 60 days after the Effective Date of the Merger or thereafter, with the written approval of the Company, any objecting stockholder shall have the right to withdraw his demand for appraisal and to accept the terms offered pursuant to the Merger, provided that no appraisal proceeding in the Delaware Court of Chancery may be dismissed without the approval of such Court. The costs of an appraisal proceeding may be determined by such Court and taxed upon the parties as the Court deems equitable under the circumstances.

                FAILURE BY A STOCKHOLDER TO FOLLOW THE STEPS REQUIRED BY DELAWARE LAW FOR PERFECTING HIS DISSENTER'S RIGHTS WILL RESULT IN THE LOSS OF SUCH RIGHTS.

                             PROPOSAL ONE
                       APPROVAL OF THE MERGER


        Approval Sought.

                   Stockholders are being asked to approve an Agreement and Plan of Merger, dated as of March 15, 1995 (the "Merger Agreement"), a copy of which is annexed hereto as Exhibit B, among the Company, Northeast (USA) Corp. and the stockholders of Northeast, which provides for, among other things (i) the merger of Northeast with and into the Company, with the Company continuing as the surviving corporation (the "Merger"), and
(ii) the conversion of each outstanding share of common stock, no par value, of Northeast ("Northeast Common Stock") into 10,000 shares of Celcor Common Stock.

                 The affirmative vote of a majority of the outstanding shares of Celcor Common Stock is required for the approval of this proposal. The Company believes that a total of 1,557,583 shares (46.3% of the shares entitled to vote), all of which are held by affiliates of the Company, are committed to vote in favor of this proposal. Although these commitments do not assure passage of the proposals, it makes such passage highly likely.

               The exchange rate of 10,000 shares of Celcor Common Stock for each share of Northeast Common Stock was negotiated by the board of directors of the Company on the basis of the advice of its financial advisor and its independent judgment concerning the relative value of a share of Northeast Common Stock and a share of Celcor Common Stock, taking into consideration such factors as the market value of the Celcor Common Stock, the value of Northeast's assets, and value of Northeast's business and future prospects.

        History of Celcor.

             Celcor was organized on January 16, 1984 to exploit new markets created by the approval of the new "cellular" mobile telephone technology by the Federal Communications Commission and the deregulation of the telecommunications industry. After the completion of its initial public offering in February, 1985, the Company extended its business into other areas in the telecommunications field, such as radio paging and (through its acquisition of the Pay Telephone Company, Inc. in December, 1985), the private pay telephone market, and the private network switching business.

           However, because the growth and profitability of its operations fell short of expectations and because of the limited success of a second public financing in July of 1987, the Company, beginning in 1987, began selling or closing some of its operations. By February, 1991, the Company had ceased or had sold all of its operations.

                Unable to obtain financing to repay debt or fund operations of any kind, the Company, in April of 1991, filed for protection under Chapter 11 of the United States Bankruptcy Code. In March of 1992, the Company's only subsidiary, the Pay Telephone Company, Inc., filed a Chapter 7 bankruptcy petition and was liquidated. There was no distribution to creditors.

                   Pursuant to a Stock Purchase Agreement (the "Majestic Agreement"), dated June 20, 1991 and amended October 29, 1991, between the Company and Majestic International, Inc. ("Majestic"), the Company was able to secure additional equity capital and emerge from bankruptcy. The Majestic Agreement, among other things, provided for the sale by the Company to Majestic of shares of Celcor Common Stock constituting a 49% interest in the Company. The purchase price for the shares was $155,000. Also, pursuant to the Majestic Agreement, the Company filed a reorganization plan (the "Plan"), with the Bankruptcy Court, which utilized the proceeds received from Majestic to pay administrative claims associated with the bankruptcy proceeding and to settle all existing debts of the Company. On May 28, 1992, the Plan was approved by the Bankruptcy Court. Subsequently, 8,242,000 shares of Celcor Common Stock were sold to Majestic (1,648,400 shares after giving effect to a subsequent one for five reverse stock split) and 824,200 shares (164,840 shares on a post split basis) were is sued to two finders (618,150 shares to Lyncroft Corp. and 206,050 to Yung Hua Ho). The result of these transactions was the emergence of the Company from bankruptcy with virtually no assets or liabilities.

                Since its emergence from bankruptcy, the Company has not conducted any business activities, but has been seeking new business opportunities, especially with entities having business interests or operations in and with the People's Republic of China.

               In order to raise capital with which to fund its immediate limited operations, and to become more attractive to a potential operational partner, the Company raised $825,000 during May and June of 1994 from the sale of the Series C Preferred Stock in a private placement. The Series
C Preferred Stock was sold to a group of thirteen individual investors, all but two of whom reside in Taiwan or Thailand) and consisted of the sale of 275,000 shares of such stock at a price of $3 per share. Each share of Series C Preferred Stock is convertible into three shares of Celcor Common Stock. See "Proposal Three - Ratification of Sale of Series C Preferred Stock and Amendment to the Certificate of Incorporation" and "Description of Capital Stock of the Company."

        Background of the Merger

               Certain of the directors and stockholders of the Company have significant experience doing business in China. Based upon this experience, they believe there are significant opportunities for America n companies in China. Areas identified as being of particular interest are the pharmaceutical and cosmetics industries. Given the Company's limited resources, the board determined to seek business opportunities for the Company in the People's Republic of China through mergers, acquisitions and joint ventures.

               In May, 1994, the Company initiated discussions with Northeast, a privately held company which has significant business relationships with entities located in the People's Republic of China, concerning a possible business combination between the two companies. Organized in February, 1993, Northeast may be deemed to be an affiliate of Celcor by virtue of certain family inter-relationships among the individuals controlling the two companies. Mr. Su Shi Lo is the controlling stockholder of Majestic, which in turn, is the largest stockholder of the Company, holding 19.4% of the outstanding shares of Celcor Common Stock. Mr. Lo's daughter, Jennifer Lo Wu, is the chairperson and her husband, Dr. Nanshan Wu, is the president of Northeast. In addition, Jennifer Lo Wu is the sole stockholder of Lyncroft Corp., a stockholder of both Northeast and Celcor.

               After a detailed analysis by the Board of the business opportunities available to the Company through an affiliation with Northeast, including due consideration to the conflicts involved, on August 15, 1994, the Company signed a letter of intent with Northeast under the terms of which the Company agreed to effect the merger of Northeast with and into the Company. The terms of the letter of intent provided that the consummation of the Merger would be subject to the execution of a definitive merger agreement, stockholder approval and the completion of due diligence. None of the current members of the Board of Directors of the Company is affiliated with Majestic or Northeast.

          Northeast holds the rights to certain technology used to manufacture various vitamin products and vitamin based cosmetics and has entered into an agreement with Northeast General Pharmaceutical Factory, one of the largest pharmaceutical companies in the People's Republic of China, providing for the production and distribution of vitamins and cosmetics. See "Business of Northeast".

              In August, 1994, in anticipation of the Merger, the Company loaned $700,000 to Northeast, which was used by Northeast to fund its obligations under the joint venture agreement between Northeast and Northeast General Pharmaceutical Factory, described in more detail below. The loan is secured by a pledge by the stockholders of Northeast of their Northeast Common Stock. The Company was able to fund this loan by using the proceeds received by it from the sale of the Series C Preferred Stock.

                During March, 1995, Stephen E. Roman, Jr., the president of Celcor, met with Dr. Nanshan Wu, the president of Northeast, to negotiate the definitive Merger Agreement. Following these negotiations, the definitive Merger Agreement was executed by the parties on March 15, 1995.

                In July, 1995, the board of directors of the Company unanimously determined, subject to the receipt of a fairness opinion, that the Merger Agreement was in the best interests of the Company and approved the execution and delivery of the Agreement.

                   In making this determination, the board concluded that a merger with Northeast would offer a number of important benefits to the Company, including the following:

        - the opportunity to acquire an interest in a recently formed joint venture between Northeast and a state owned enterprise, which is one of China's largest pharmaceutical companies;


        - the existence of a substantial market in China for low cost consumer products, including the products expected to be produced by the joint venture (vitamins and cosmetics), with little competition;

        - the possibility of distributing the joint venture's products in the United States and other markets;

        - the possibility of using the distribution channels which will be developed by the joint venture in China to distribute products obtained elsewhere; and

        - the opportunity to acquire an interest in an operating company (albeit a start-up company) that has significant potential arising from (i) its ownership of formulae for the production of vitamin and body care products, and (ii) the substantial experience of Northeast's management in doing business in China, including important relationships with the Chinese government and industrial leaders.

        In evaluating these factors, the board also took into consideration the conflict arising from the fact that the president and chairman of Northeast are the son-in-law and daughter, respectively, of the chairman of Majestic, the Company's largest stockholder. Notwithstanding this conflict, the board believes that the Merger is in best interests of, and that the terms of the Merger are fair to, the stockholders of the Company.

       In reaching this conclusion, the board also considered the potential disadvantages associated with the Merger. Effectively, the Merger will result in a change in control. After the Merger, the stockholders of Northeast will, in the aggregate, hold 34% of the outstanding Celcor Common Stock. If such shares are voted together, the shares held by the former Northeast stockholders might constitute a plurality of the outstanding shares and could thereby control the election of directors and other matters. Moreover, after the Merger, the Company will be managed by the present management of Northeast.

         The board also recognized that the Merger will significantly increase the Company's working capital needs, as significant cash will be required to implement the business plan of Northeast. There can be no assurances that the combined company will be successful in raising the capital which will be required. Finally, the board recognized that there is significantly greater risk to doing business in China when compared to doing business in the United States. Despite these concerns, the board concluded that the potential returns justify the greater risks being taken. As a "shell company" with no existing business and an insignificant net worth, the board believers that there is little additional risk to stockholders. The Company emerged from bankruptcy in 1992 with a de minimis amount of assets and since then, has been unable to identify any other prospective business partners with an interest in the Company. The board believes that if the Merger is not approved, the only alternatives available to the Company would be to liquidate (in which case it is unlikely that there would be any distribution to stockholders), or to continue as a "dormant" company until another business combination is identified. The board believes that given the current financial condition of the Company, it is unlikely that any other business combination would provide the same value to stockholders.

            Terms of the Merger.

                On the effective date of the Merger (the "Effective Date"), Northeast will merge with and into Celcor, with Celcor continuing as the surviving corporation. All of the common stock of Northeast issued and outstanding immediately prior to the consummation of the Merger (other than Dissenting Shares, if any), will be converted into shares of Celcor Common Stock. All of the Celcor Common Stock and Series C Preferred
Stock which is issued and outstanding immediately prior to the consummation of the Merger will remain outstanding and will not change as a result of the Merger. 3,364,674 shares of Celcor Common Stock and 275,000 shares of Series C Preferred Stock are presently outstanding. The Certificate of Incorporation of Celcor shall be and remain the certificate of incorporation of the surviving corporation and the by-laws of Celcor shall be the by-laws of the surviving corporation.

                Upon the Effective Date, each share of Northeast Common Stock outstanding immediately prior to the Effective Date shall, by virtue of the Merger, be converted into the right to receive 10,000 shares of Celcor Common Stock. Any shares of Northeast Common Stock held by Celcor or Northeast on the Effective Date shall be canceled and will be given no effect in the Merger. It is anticipated that 1,750,000 shares of Celcor Common Stock will be issued pursuant to the Merger. After giving effect to the issuance of such shares, but excluding the shares of Celcor Common Stock issuable upon the conversion of the Series C Preferred Stock, the former Northeast stockholders will hold approximately 34% of the outstanding Celcor Common Stock (calculated before giving effect to the 825,000 shares of Celcor Common Stock issuable upon the conversion of the outstanding Series C Preferred Stock and approximately 29% of the outstanding shares of Celcor Common Stock, calculated after giving effect to the full conversion of the outstanding Series C Preferred Stock).

            On or immediately after the Effective Date, each holder of an outstanding certificate or certificates which prior thereto represented shares of Northeast Common Stock, shall surrender the same to Celcor.
Each Northeast   stockholder who shall have surrendered its certificate
representing shares of Northeast Common Stock shall be entitled to receive, in exchange therefor, a certificate or certificates representing the number of whole shares of Celcor Common Stock into which the Northeast Common Stock shall have been converted.

              When the Merger becomes effective, the former stockholders of Northeast shall thereupon cease to have any rights in respect of Northeast Common Stock, other than the right to receive the certificates for Celcor Common Stock. Unless and until any certificates shall be so surrendered and exchanged, (i) the holders of Northeast Common Stock shall not have any voting rights in respect of the Celcor Common Stock into which the shares of Northeast Common Stock shall have been converted, and (ii) dividends or other distributions (if any) payable to holders of record of shares of Celcor Common Stock shall not be paid to the holder of the certificate. Upon surrender of the certificate representing shares of Northeast Common Stock, the dividends or other distributions which shall be or become payable subsequent to the Effective Date with respect to the number of whole shares of Celcor Common Stock represented by the certificate issued in exchange for the surrendered Northeast certificate, shall be paid, but without interest. No fraction of a share of Celcor Common Stock will be issued pursuant to the Merger.

        Business of Northeast

               Northeast was organized in February, 1993 in the expectation of pursuing business opportunities in China for the production and distribution of pharmaceutical and body care products. The principal executive offices of Northeast are located at113-25 14th Avenue, College Point, New York and the telephone number at that address is (718)886-3400.

            In May, 1994, Northeast entered into a joint venture agreement with Northeast General Pharmaceutical Factory ("Northeast General Pharmaceutical"), a state owned Chinese pharmaceutical manufacturer located in Shenyang, China. Pursuant to the joint venture agreement, the parties created Shenyang United Vitatech as a Chinese limited company ("United Vitatech"). United Vitatech will have an initial capitalization of U.S. $5.75 million, U.S. $2.5 million to be contributed by Northeast General Pharmaceutical and balance of U.S. $3.25 million to be provided by Northeast through contributions of cash and technology. Of the amount to be contributed by Northeast, U.S. $2.1 million will be in cash (payable in three installments in July, 1994, June 1995 and December, 1995), with the balance of the capital to be in the form of a contribution of proprietary technology and formulae for the production of vitamin products. At the present time, $1.0 million has been contributed to United Vitatech by Northeast. Northeast has deferred the payment of the installment which was due in June, 1995 until the joint venture has a need for the funds. United Vitatech will use these funds to build a new factory in Shenyang and since other temporary production facilities have been provided by Northeast General Pharmaceutical,there is no immediate need to build the new factory. Of the amount which has been contributed to date by Northeast General Pharmaceutical, $750,000 was in cash and the balance consisted of a contribution to the venture of the development rights to build an office and factory complex on an 84,000 square meter parcel of land located in Shenyang, China. In exchange for its capital contribution, Northeast received a 56% interest in the joint venture and elects 4 of 7 directors.

              United Vitatech has received Chinese government approval to produce a chewable Vitamin C tablet and is seeking additional government approvals for a multi-vitamin and pre-natal vitamin. The Vitamin C tablet is currently being manufactured for the joint venture by Northeast General Pharmaceutical, but once other products are approved, the joint venture intends to construct its own factory in Shenyang to produce its own products.

               Under the current manufacturing agreement, Northeast General Pharmaceutical provides labor and equipment to manufacture the vitamins and Northeast provides managerial and technical support. Plans to construct an office and factory complex on the land contributed to the venture in Shenyang are now being reviewed by Chinese regulatory authorities and it is anticipated that construction will begin in calendar year 1996. The facility will be built in stages, with a portion of an office complex and production and warehouse space built first.

             United Vitatech is also importing into China a soft gel skin care series called Jennifer-E-18. This product comes in heart shaped capsules which are broken open and applied to a person's face. The principal ingredients of the product are ginseng and Vitamin E. Test marketing of this product began in Shenyang, China in March, 1995 and test marketing expanded to Beijing in May, 1995. Limited distribution of this product has also commenced in the United States, South America and the Caribbean.

              Initially, United Vitatech will seek to distribute its products primarily in Liao Ning Province and the surrounding region. Located in northeast China, this region (formerly known as Manchuria) has a population in excess of 200 million people and is believed by the management of Northeast to be among the most promising in China for the distribution of consumer products. Northeast has initiated an advertising campaign for its products on Chinese television and recognized its first revenues in the latter part of fiscal 1995. See "Management's Discussion and Analysis of Financial Condition and Results of Operations - Northeast" and "Northeast Financial Statements".

              In addition to its participation in the joint venture, Northeast is involved in importing and distributing bulk ascorbic acid in the United States. Ascorbic acid, which is used to manufacture synthetic vitamin C, is derived from corn. The largest corn fields in China are located in the northeast region of the country, making the region conducive to supporting the growth of this business. Management of Northeast believes that by producing this product in China, Northeast will gain a significant price advantage over its much larger U.S. and European competitors.
Since July, 1994, Northeast has imported and sold approximately 135 tons of ascorbic acid in the United States. The ascorbic acid is purchased from Northeast General Pharmaceutical, Northeast's joint venture partner. Its initial customers have been chemical wholesalers that sell bulk chemicals to pharmaceutical companies. The bulk ascorbic acid purchased by pharmaceutical companies will be processed and used in vitamin products. To date, most of the purchases made of ascorbic acid have been against firm orders to sell the product. Since it does not maintain an inventory and acts essentially as a wholesaler, profit margins on these sales are low (approximately 5%). This part of Northeast's business tends to be opportunistic - sales are only made when adequate supplies are available, pricing is favorable and the Company has an interested buyer.

            Northeast also owns a small parcel of land in Queens, New
York, which was contributed to the corporation by Dziou Thai, one of Northeast's stockholders, in exchange for 30 shares of Northeast Common
Stock. Tung Ying, the controlling stockholder, of Dziou Thai, is the brother of Dr. Wu, the Chairman of Northeast. The value of the land recorded on Northeast's balance sheet at the time the property was acquired was $600,000. The area in which the land is located is a mixed residential and commercial neighborhood with a high concentration of Chinese businesses and residents. Northeast acquired the land intending to develop the parcel as a combined residential and office facility to provide living and office space to individuals from the northeast region of China who are in New York for an extended visit. However, in order to devote its limited resources to its operations in China, Northeast is presently attempting to sell the property. Northeast has obtained a current appraisal of the property and recorded a write-down of $180,000 with respect to this asset during the year ended
June 30, 1995 to reflect the current fair market value of $420,000.

        Recommendation of the Board of Directors.

               The board of directors of Celcor unanimously approved the Merger Agreement on July 11, 1995. The board believes that the Merger is in the best interests of stockholders and recommends that stockholders vote for the proposed Merger. The current members of the Board of Direct ors are David Chow and Stephen E. Roman, Jr., neither of whom is affiliated with Majestic or Northeast.

               Numerous factors were considered by the board in approving and recommending that stockholders approve the Merger Agreement. Most important of these factors is the manner in which the board believes Northeast can help the Company achieve its long-term objective (as expressed in the Company's strategic plan) of entering into the pharmaceutical and cosmetics industries in the People's Republic of China. The board believes that, based upon the relationships which Northeast has with important manufacturing and distribution partners in China, Northeast will be able to provide the Company with unique access to Chinese production facilities and markets.

             The Board recognized that there are significant risks associated with doing business in China, and in particular, in concentrating the Company's future business activities in China. Among the more significant risks are the great political and economic instability prevailing in China, including the ever-changing political relationships between China and the United States, the continuing evolution of the Chinese economy from pure communism to a mixed economy, an uncertain legal and regulatory environment, currency fluctuations and uncertainty concerning the ability of the Company to repatriate its investment from China. Nevertheless, the Board has concluded that the potential returns available justify the level of risk being assumed.

            Other factors considered by the Board included the agreed upon exchange ratio and the tax-free nature of the transaction to the stockholders of both companies for federal income tax purposes. The board also evaluated and took into consideration the following:

               (i) the board's familiarity with the financial condition, business prospects and strategic objectives of Celcor. Since emerging from bankruptcy in the summer of 1992, the Company has been unable to conduct any operations and has had no revenues. The Company is unable to enter into a new line of business without a significant capital infusion. The Board believes that a sale of the Company is not feasible since the Company has no significant assets to sell. Accordingly, the Board
believes that it is in the best interests of   stockholders to merge with
another company. During the last three years, the Company has made inquiries to identify other prospective merger partners, but has been unable to locate any other company with an interest in merging with the Company;


          (ii)  the trading history of Ceclor's Common Stock;

          (iii) the board's analysis of Northeast's history, business, financial condition and prospects;

          (iv) the familiarity which each of the directors has with business conditions and opportunities and the difficulties encountered by American companies in attempting to do business in the People's Republic of China; and

             (v) the terms and conditions of the Merger Agreement, including that fact that the consideration will consist of the issuance of additional shares of Common Stock of the Company.

                In addition, the directors met with Chartered Capital Advisers, Inc., investment bankers retained by the Company to evaluate the Merger from a financial point of view. Based upon these discussions, and the analysis conducted by the investment bankers, the investment bankers issued and the board considered the fairness opinion provided by the investment bankers.

        Fairness Opinion.

            The Company has retained the investment banking firm of Chartered Capital Advisers, Inc. ("Chartered Capital") to serve as its financial advisor in connection with the Merger.

            Chartered Capital provides merger and acquisition and valuation services on behalf of corporate clients, investors, financial institutions, investment funds, attorneys, the courts and participants in employee benefit plans.


                Chartered Capital has rendered its opinion to the board of directors of Celcor that the terms of the Merger are fair to the stockholders of Celcor from a financial point of view. In reaching its conclusion, Chartered Capital considered, among other things, certain financial and publicly available information concerning the trading of, and the market for, the Celcor Common Stock. Chartered Capital also reviewed various documents with respect to Northeast, including, but not limited to:
(i) historical financial information; (ii) prospective financial information;
(iii) a business plan; (iv) manufacturing and distribution agreements; (v) a technology agreement; and (vi) a real estate development agreement. Chartered Capital reviewed the Merger Agreement, and interviewed the management of each company and their advisors. To evaluate the fairness of the Merger, Chartered Capital considered various financial, economic, and market information deemed to be relevant and believes that there is an adequate financial basis to support its fairness opinion. Key considerations of the opinion were:

        - The value of the shares of Celcor Common Stock to be issued to Northeast stockholders is approximately $1,150,000, based upon the market value of the Celcor Common Stock.

        - The value of the Celcor Common Stock which will be issued is below the price at which Northeast Common Stock was originally issued to the Northeast stockholders.

        - Since the stock to be issued is restricted stock, the Northeast stockholders will be unable to "cash out" following the consummation of the proposed Merger, so their financial interests will be similar to those of Celcor stockholders.

        -    The following valuation analyses were performed:

        (a) capitalization multiples of publicly held companies deemed to be relevant to the value of Northeast,

        (b) capitalization multiples that have been paid in acquisitions deemed to be relevant to Northeast and,

        (c) discounted cash flow analysis based upon the projected revenues of Northeast.

        These analyses support values for Northeast that are in excess of the value of the Celcor Common Stock which will be received by Northeast stockholders.

        - Absent the proposed transaction, Celcor Common Stock does not appear to afford any potential for appreciation in value; if Northeast is successful, there is significant appreciation potential.

                In rendering its opinion, Chartered Capital relied, without independent verification, on the accuracy and completeness of the information concerning each corporation which it considered necessary in rendering its opinion. Copies of the written opinion, which describe the assumptions made and the matters considered by such firm, is attached to this Proxy Statement as Exhibit C and such opinion should be read by each stockholder in its entirety.

            Celcor has agreed to pay to Chartered Capital a fee of $15,000 for its services in connection with the Merger. Of such fee, $5,000 became payable at the time Chartered Capital was retained, $5,000 was payable upon the completion of the valuation analysis and the remaining $5,000 is payable at the time the fairness opinion is delivered. Celcor has also agreed to reimburse Chartered Capital for certain of its expenses and to indemnify Chartered Capital against certain potential liabilities and expenses, including liabilities under the federal securities laws.

        Additional Terms of the Merger Agreement.

           The Merger Agreement provides for customary representations and warranties by each party to the transaction including, among others, (i) its due incorporation and organization, (ii) capitalization, (iii) title and condition of assets, (iv) material contracts, (v) absence of employee benefit plans, (vi) licenses and permits, (vii) compliance with other instruments, (viii) need for consents, (ix) compliance with laws, (x) accuracy of financial statements,(xi) authority and enforceability of Merger Agreement, and (xii) absence of litigation.

             Prior to the Effective Date (as defined in the Merger Agreement), each corporation has agreed to conduct its business only in the ordinary course of business and to provide access to the other company to facilitate the completion of all necessary due diligence investigations.

                The obligations of Celcor and Northeast to consummate the Merger are subject to the satisfaction of the following conditions, among others, unless waived: (i) approval and adoption of the Merger Agreement by the requisite stockholder votes by the stockholders of each corporation,
(ii) the absence of any pending litigation or proceeding initiated by any governmental authority to enjoin or prohibit the Merger, (iii) the continued accuracy of the representations and warranties made by the parties,
(iv) the performance by each party of its respective obligations under the Merger Agreement, and (v) the receipt of certain opinions, certificates and consents.

                The stockholders of Northeast are obligated to indemnify Celcor against any claims, actions, suits, proceedings, investigations an d damages arising from or relating to (i) any breach or failure of Northeast to perform any of its covenants or agreements, (ii) the inaccuracy of any representation or warranty made by Northeast, (iii) any fixed or contingent obligation or liability not disclosed in Northeast's financial statements, and (iv) any liability for taxes, other than those which were accrued as liabilities by Northeast on its balance sheet.

        Issuance of Restricted Shares.

                   The shares of Celcor Common Stock issuable pursuant to
the Merger will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state, but will be issued in reliance upon the exemption from registration afforded by
Section 4(2) of the Securities Act and Regulation D promulgated by the Securities and Exchange Commission thereunder and similar exemptions from
registration available under state securities laws.  The   stockholders
of Northeast will be required to make certain representations to Celcor at the closing concerning the sophistication and suitability of each such stockholder to acquire restricted shares.

                The Celcor Common Stock issuable to the Northeast stockholders may not be sold or transferred in the absence of registration under the Securities Act and applicable state securities laws, or the availability of an exemption from such registration requirements. Each certificate of Celcor Common Stock issued pursuant to the Merger will bear an appropriate restrictive legend prohibiting the transfer of such shares.

        Effective Date of the Merger.

            The Merger will become effective (the "Effective Date") at the time that a Certificate of Merger is filed in accordance with the Delaware
General   corporation Law and Articles of Merger are filed in accordance with the New York Business Corporation Act. These filings will be made within five days after the Merger Agreement is approved by the stockholders of Celcor, unless the parties agree to a later date.

        Accounting Treatment.

                The Merger will be accounted for   as a reverse acquisition
whereby, for accounting purposes, Northeast will be the acquiror of Celcor. It is characterized as a reverse acquisition because even though Celcor will continue as the surviving Corporation, only Northeast has significant assets or operations. Also, Northeast management will manage the combined entity and its stockholders may control the election of the board and other matters. Since Celcor is a shell with no operations, its assets will be recorded in the balance sheet of the combined company at book value.


                The unaudited pro forma financial information contained in this Proxy Statement has been prepared accounting for the Merger as a reverse acquisition.



        Federal Income Tax Consequences.



                THE FOLLOWING IS A SUMMARY DESCRIPTION OF THE MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER. THIS SUMMARY IS NOT A COMPLETE DESCRIPTION OF ALL THE CONSEQUENCES OF THE MERGER.



                THIS SUMMARY IS BASED UPON RELEVANT PROVISIONS OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED, THE APPLICABLE TREASURY REGULATIONS PROMULGATED THEREUNDER, JUDICIAL AUTHORITY AND CURRENT ADMINISTRATIVE RULINGS AND PRACTICE, ALL OF WHICH ARE SUBJECT TO CHANGE, POSSIBLY ON A RETROACTIVE BASIS. THIS SUMMARY DOES NOT ADDRESS ALL ASPECTS OF FEDERAL INCOME TAXATION
THAT MAY BE RELEVANT TO PARTICULAR   STOCKHOLDERS IN LIGHT OF THEIR PERSONAL
CIRCUMSTANCES, OR TO   STOCKHOLDERS SUBJECT TO SPECIAL TREATMENT UNDER THE
CODE (FOR EXAMPLE, S CORPORATIONS, CERTAIN ESTATES AND TRUSTS, INSURANCE COMPANIES, FOREIGN PERSONS, TAX EXEMPT ORGANIZATIONS, TAXPAYERS SUBJECT TO
THE ALTERNATIVE MINIMUM TAX, FINANCIAL INSTITUTIONS, BROKERS, DEALERS OR HOLDERS THAT OWN 10% OR MORE OF THE VOTING POWER OF NORTHEAST). THE COMPANY HAS NOT REQUESTED A RULING FROM THE INTERNAL REVENUE SERVICE WITH RESPECT TO THESE MATTERS.


                EACH STOCKHOLDER'S INDIVIDUAL CIRCUMSTANCES MAY AFFECT THE TAX CONSEQUENCES OF THE MERGER TO SUCH STOCKHOLDER. IN ADDITION, NO INFORMATION IS PROVIDED HEREIN WITH RESPECT TO THE TAX CONSEQUENCES OF THE MERGER UNDER APPLICABLE FOREIGN, STATE OR LOCAL LAWS. CONSEQUENTLY, EACH NORTHEAST STOCKHOLDER IS ADVISED TO CONSULT ITS OWN TAX ADVISOR AS TO THE SPECIFIC IMPACT ON SUCH STOCKHOLDER OF FEDERAL, FOREIGN, STATE OR LOCAL LAWS.



                  Counsel to the Company has provided its opinion that the Merger will be treated as a tax-free reorganization as defined in Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code"), and that, accordingly, (i) no gain or loss will be recognized by the Stockholders of Northeast upon the exchange of their shares of Northeast Common Stock solely for shares of Celcor Common Stock pursuant to the Merger;
(ii) the basis of the Celcor Common Stock received by each stockholder of Northeast in exchange for shares of Northeast Common Stock will be the same, immediately after the exchange, as the basis of such stockholders' Northeast Common Stock exchanged therefor, and (iii) the holding period for any Celcor Common Stock received in exchange for Northeast Common Stock will include the period during which the Northeast Common Stock surrendered for exchange was held, provided such stock was held as a capital asset on the date of the exchange.


                A dissenting Northeast stockholder who receives only cash for his shares of Northeast Common Stock will recognize gain or loss for federal income tax purposes measured by the difference, if any, between such holder's basis in the stock and the amount received by him for his stock. The gain or loss will be characterized for federal income tax purposes as capital gain or loss or as ordinary income. The gain or loss will be characterized as capital if (i) the holder's shares of Northeast Common
Stock are held as capital assets, and (ii) the holder receives cash with respect to all shares of Northeast Common Stock which he owns, including shares owned by application of the attribution rules of Section 318 of the Code.



                Section 318 of the Code provides, in part, that a stockholder will be considered to be the owner of shares which are owned by certain corporations, partnerships, trusts and estates in which the stockholder has a beneficial ownership interest, shares which such stockholder has an option to acquire, and shares owned by certain members of his family (not including brothers and sisters). Under certain circumstances, the attribution rules with respect to shares attributed from a family member may be waived.



Rights of Dissenting Stockholders.



                Pursuant to Section 262 of the General Corporation Law of the State of Delaware, a copy of which is attached hereto as Exhibit A, any holder of Celcor Common Stock or Series C Preferred Stock who objects to the Merger will be entitled to dissent and exercise appraisal rights. That Section enables an objecting stockholder to be paid, in cash, the value of his Celcor Common Stock or Series C Preferred Stock, as applicable, as determined by the Delaware Court of Chancery, provided that the following conditions are satisfied:

                (1) Such stockholder must file with the Company a written demand for appraisal of his shares, separate and apart from any proxy or vote against the Merger, before the taking of the vote on the Merger. If a stockholder elects to exercise dissenters' rights, such right may only be exercised as to all shares of Celcor capital stock held by the dissenting stockholder.

                (2) Such stockholder must not vote in favor of the Merger, nor submit a proxy in which directions are not given.

                (3) Within 120 days after the Effective Date of the Merger, either the Company or any stockholder who has complied with Section 262 may, by petition filed in the Delaware Court of Chancery, demand a determination by the Court of the value of the shares of all objecting stockholders with whom agreements as to the value of such shares have not been reached.


Within 10 days after the Effective Date of the Merger, the Company will notify each stockholder who has complied with Section 262 and not voted for, or consented to, the Merger of the date on which the Merger became effective.


                   If the Company and the dissenting stockholder cannot agree on the value of the shares, the Court, based upon an appraisal prepared by an independent appraiser, will make its own determination. Under Delaware law, the dissenting shares would be valued on a going concern and not a liquidation basis. An appraiser would be obligated to determine the intrinsic value of the shares, without giving effect to the proposed Merger, considering all factors and elements which reasonably may enter into such a determination, including market value, asset value, earnings prospects and the nature of the enterprise. The value determined by the court may be more than, less than or equal to the Merger consideration (i.e., the value of the Celcor Common Stock after the Merger).


                Notwithstanding the foregoing, at any time within 60 days after the Effective Date of the Merger or thereafter, with the written approval of the Company, any objecting stockholder shall have the right to withdraw his demand for appraisal and to accept the terms offered pursuant to the Merger, provided that no appraisal proceeding in the Delaware Court of Chancery may be dismissed without the approval of such Court. The costs of an appraisal proceeding may be determined by such Court and taxed upon the parties as the Court deems equitable under the circumstances.

                FAILURE BY A STOCKHOLDER TO FOLLOW THE STEPS REQUIRED BY DELAWARE LAW FOR PERFECTING HIS DISSENTER'S RIGHTS WILL RESULT IN THE LOSS OF SUCH RIGHTS.



                         SELECTED FINANCIAL DATA
                     FOR THE COMPANY AND NORTHEAST



                The following is a summary of selected financial data for the Company and Northeast. See the financial statements included herein for more complete information.



                               CELCOR, INC.



                   The following financial information has been derived from Celcor's financial statements for each of the fiscal years set forth below, which statements are unaudited, except for the fiscal years ended June 30, 1993, 1994 and 1995. The statements for the fiscal years ended June 30, 1994 and 1995 are included herein. The information for the years ended June 30, 1991 and 1992 is unaudited but, in the opinion of management of Celcor, includes all adjustments, consisting of normal recurring adjustments, necessary to present fairly the financial data for such periods. The following should be read in conjunction with the financial statements and notes related thereto included elsewhere herein.


                 (In thousands, except per share amounts)



                            At June 30 and for the year
                                 then ended



                             1995       1994      1993      1992    1991

Revenues from continuing
  operations                   -         -         -         -       -
Net loss before discontinued
  operations and extraordinary  ($ 54)  ($  4)   ($ 23)    ($ 135)    ($80)

Net income (loss) (1)             (80)   (54)       (4)     2,010     (133)
Net loss per common share
   before discontinued opera-
   tions and extraordinary item  (.02)  (.02)        -       (.05)    (.10)
Net income (loss) per common
   share                         (.02)  (.02)        -       1.30     (.10)


Working capital(deficit)          (15)   765        19       (157)  (2,166)

    Total assets                  712    769        19         -        29
    Total liabilities              27      4        25        157    2,195
Long-term debt and redeemable
preferred stock                            -        25         -       139
Stockholders' equity (deficit)    685    765        (6)      (157)  (2,166)
Dividends per common share       None    None      None       None   None

________________________

(1) For the 1991 period, income from discontinued operations totaled $1,501. For the 1992 period, discontinued operations consisted of a $447,129 gain on the liquidation of a subsidiary and a $1,585,184 gain on extinguishment of debt as an extraordinary item.



                The above information reflects the consolidated results of Celcor, Inc. and The Pay Telephone Company, Inc. through the 1992 fiscal year. The Pay Telephone Company filed for liquidation pursuant to Chapter 7 of the United States Bankruptcy Code and was liquidated during the 1992 fiscal year. Effective July 1, 1992, the Company adopted fresh start reporting standards as a result of its reorganization under Chapter 11 of the Bankruptcy Code. Consequently, the 1993 fiscal year and subsequent periods may not be comparable to the earlier periods reported above.


                            NORTHEAST (USA) CORP.

                   The following financial information has been derived from Northeast's audited financial statements for each of the fiscal years set forth below, which statements for the years ended June 30, 1995 and 1994 are included herein. The following should be read in conjunction with the financial statements and notes related thereto included elsewhere herein.


                                    (In thousands)


                       At June 30, and     At June 30       At June 30 and
                       for the year        for the year     for the year
                       then ended          then ended       then ended
                          1995               1994              1993(1)


Revenues                $    905               --              --
Net income (loss)           (700)           ($234)           ($16)
Working capital (deficit)   (110)             699             124
Total assets               3,413            3,416             136
Total liabilities            998              155               2
Long-term debt                --               --              --
Stockholders' equity         225             $841             134
Dividends per common share   None             None            None

_______________

(1)  The date of inception of Northeast's operations was February, 1993



                MANAGEMENT'S DISCUSSION AND ANALYSIS
          OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS



                              CELCOR

Liquidity



              Since its emergence from Chapter 11 Bankruptcy proceedings at the beginning of its 1993 fiscal year, the Company has had no operations or business. Subsequent to its reorganization, the Company had virtually no assets or liabilities and its need for working capital has been minimal. At the time of its emergence from bankruptcy, the Company was able to secure $40,000 in loans from an unaffiliated investor (an individual residing in Taiwan), which was sufficient to fund the Company's minimal administrative expenses. In order for the Company to actively pursue its business plan to seek new business opportunities, such as mergers, acquisitions or joint ventures, more substantial permanent financing was required. In fiscal
1994, the Company was able to obtain $780,000 in equity capital through the private placement of the Series C Preferred Stock. The holder of the $40,000 loan payable by the Company converted the loan and interest payable thereon to shares of the Series C Preferred Stock, making the total proceeds received from the Series C Preferred Stock issuance $825,000. After the conclusion of the offering of the Series C Preferred Stock, $700,000 of the proceeds was loaned to Northeast in anticipation of the Merger. See "Proposal One-Approval of the Merger - Background of the Merger". The Company believes that if the Merger with Northeast is consummated (see Note 7 to the Company's Financial Statements), the Company will require significant additional capital to fund its obligations under the joint venture agreement with Northeast General Pharmaceutical, to pay ongoing operating expenses and to support the Company's working capital needs. Alternatively, should the Merger with Northeast not be consummated, the Company may be unable to recover the loan balance in cash from Northeast and would be illiquid. While the Company believes that the value inherent in the stock of Northeast (which the Company holds as collateral against the loan) would be adequate for the ultimate recovery (in future years) of the loan balance, additional capital in the short term would be required for the Company to operate in any capacity.

                Should the Merger with Northeast be consummated, the Company intends to raise additional capital to fund the continuing operations of the combined entity through one or more private placements of debt and equity securities, utilizing both domestic and foreign investment sources. Should the Merger not be consummated, the Company does not believe it will have any ability to raise additional capital.

           Because of the above mentioned liquidity concerns, the Company's independent accountants, in their report, have issued an explanatory paragraph regarding the Company's ability to carry out its business plans.


Statement Of Operations

Fiscal 1994 Compared to Fiscal 1995


                During the 1995 fiscal year, the Company was actively involved in its efforts to consummate a merger with Northeast, with which it signed a letter of intent on August 15, 1994 and a Merger Agreement on March 15, 1995. As such, the Company incurred substantial legal and accounting fees in conjunction with this transaction, which increased the loss compared to the 1994 fiscal year. Apart from its activities related to the Merger, the Company had no ongoing operations in either year and no revenues. It incurred a relatively modest amount of expenses in each year in order to maintain its corporate existence (SEC filings, tax returns and stock transfer fees).



                    NORTHEAST (USA) CORP.


Results of Operations




Year ended June 30, 1994
Compared to the Year ended June 30, 1995.


        For the fiscal year ended June 30, 1994, Northeast had no revenues from operations. During this period Northeast was in the process of establishing its operations, both in the U.S. and in Shenyang, China. The loss is primarily the result of general and administrative expenses, (primarily office salaries, travel costs and office rental) incurred for this purpose.


        For the fiscal year ended June 30, 1995, Northeast recognized its first revenues, primarily a result of sales of bulk ascorbic acid (vitamin C), which it purchased in China from Northeast General Pharmaceutical, its joint venture partner, and resold in the United States. As Northeast prepared a selling effort for its domestic operations and its Chinese subsidiary, costs and expenses were incurred with little revenue being realized. Additionally, the Chinese subsidiary operated for only six months in the 1994 year and a full twelve months for the 1995 fiscal year, thus accounting for a portion of the increase in costs and expenses from year to year. Costs and expenses for the 1995 period consisted primarily of depreciation and amortization, salaries, travel costs, and professional and consulting fees.

        As noted above, Northeast's revenues during the 1995 period were primarily derived from the sale of bulk ascorbic acid. Northeast generally makes bulk purchases of this material from China only when it has a buyer for such quantity in the U.S. Because a sale takes place almost simultaneously with the purchase, Northeast incurs only minimal expenses in connection with the sale. It is for this reason that Northeast accepts a low profit margin on these sales. Due to the uncertainty of the supply from China and the price at which the supply will be available to Northeast, it is not known if these profit margins will increase on future sales of ascorbic acid.

        During the 1995 fiscal year, Northeast recorded a write down of $180,000 in connection with vacant land which it owns. Northeast intends to sell the property in the near future and has based the write down on a current appraisal of the property.


Financial Condition and Liquidity


        Northeast will require significant additional capital to carry out its business plans. Northeast believes that much of its ability to raise additional capital will be dependent on the consummation of the proposed
Merger with Celcor. Should the Merger be consummated, the combined entity would have a greater ability to raise additional capital through a private placement and/or public offering of debt or equity securities. Northeast's consolidated cash balance of $351,400 at June 30, 1995 is primarily a result of the receipt of a $700,000 loan from Celcor. Should the proposed Merger with Celcor not take place, Northeast would not have the ability to repay the $700,000 loan and may not have the ability to raise any significant amount of additional capital.


        Subsequent to the 1995 fiscal year end, for short-term working capital purposes, Northeast borrowed $50,000 from a bank and $150,000 from its president. Additionally, Northeast is offering for sale a parcel of vacant property which it owns. If a buyer can be found, Northeast expects it would realize approximately $400,000 from such a sale.


        Since Northeast is currently unprofitable, the $200,000 in short term loans it has recently obtained may be insufficient to fund it to the
point when it can generate positive cash flow from operations.    It is not
known how quickly the vacant land can be sold. Because of these liquidity concerns, Northeast's independent accountants, in their report, have issued an explanatory paragraph regarding the uncertainty of Northeast's ability to carry out its business plans.


Financial and Operating Plans for the Next 12 Months


        Northeast's operational plans include (1) domestically, the development of new products and the expansion of its marketing efforts, and (2) expansion of the operations of its Chinese subsidiary, both in production and marketing capabilities. To carry out these plans, Northeast must fund the following cash requirements in the next 12 months:

        1. Pursuant to the terms of the joint venture agreement under which Northeast's majority owned subsidiary, United Vitatech, was formed, Northeast is scheduled to make additional cash investments in United Vitatech according to the following schedule:


        By June 30, 1995                           -       $600,000
        By December 31, 1995                       -        500,000


        Total additional cash investment required        $1,100,000


                Of this total, approximately $600,000 would be utilized to build an office, factory and warehouse in Shenyang, China. While architect's plans have been substantially completed, construction will not commence until Northeast's cash investment (above) has been completed. If Northeast is successful in raising the required capital, construction could commence in the spring or summer of 1996.


                The capital contribution scheduled to be made on June 30, 1995
has been deferred   by Northeast as Northeast believes it will be easier for
it to raise this capital subsequent to the pending Merger with Celcor. At present, United Vitatech does not require the capital for operational purposes.  The funds required for the construction of production facilities in China are not immediately needed as United Vitatech currently leases space for its operations. Should United Vitatech's operations subsequently generate a need for the additional capital contribution, Northeast has obtained a verbal commitment from an individual residing in Europe (who is not presently a stockholder of Northeast) to make a loan to Northeast to enable Northeast to satisfy its June 30, 1995 $600,000 obligation to United Vitatech. This commitment is not a binding obligation and there can be no assurances that Northeast will be able to obtain this loan, if needed. It is anticipated that
should the Merger with Celcor take place, this   loan, if made, would be
converted into Celcor Common Stock. No terms for any such conversion have been discussed. Should the Merger not be consummated, Northeast has no current identifiable source to repay this loan, other than to issue additional stock of Northeast.

        2. It is anticipated that as long as the Merger with Northeast is still in process, Celcor will continue to extend the due date of the $700,000 loan due it from Northeast. Should the Merger with Celcor be consummated, the note will be cancelled. If the Merger is never consummated and Northeast is unable to repay the note, Celcor will have the right to exercise its remedies under the terms of a pledge agreement whereby the Northeast stockholders pledged their shares of Northeast to Celcor as security for the note. In such event, Celcor would have the right to acquire the shares itself or sell them to a third party.


        3. For product development, marketing costs and working capital for its domestic operations, Northeast believes it will require an additional $1 million in financing.


        To fund the needs described above, Northeast believes it will require
approximately $2.0 million in   additional financing.  This assumes that the
Merger with Celcor will take place, eliminating the need to repay the $700,000 loan, and that Northeast will not be required to repay bank debt and the officer loan prior to the date Northeast begins to generate, positive cash flow.

        As with any new, growing business, Northeast believes additional outside capital may be required by it on ongoing basis to fund its longer term expansion.



                            PROPOSAL TWO
                        ELECTION OF DIRECTORS


Nominees


            The holders of Celcor Common Stock will elect seven directors at the special meeting, each of whom will be elected for a one year term. Unless a stockholder either indicates "withhold authority" on his proxy or indicates on his proxy that his shares should not be voted for certain nominees, it is intended that the persons named in the proxy will vote for the election of the persons named in the table below to serve until the expiration of their terms and thereafter until their successors shall have been duly elected and shall have qualified. Discretionary authority is also solicited to vote for the election of a substitute for any of said nominees who, for any reason presently unknown, cannot be a candidate for election. The Board of Directors has no reason to believe that any of the nominees will be unavailable for election. Directors will be elected by a plurality of the votes cast at the Special Meeting.

                Each of the nominees named below has consented to being named as a nominee in this Proxy Statement and has agreed to serve as a director at the Special Meeting, but such consent is conditioned upon the approval of the Merger by stockholders.

                   The table below sets forth the names and ages (as of October ____, 1995) of each of the nominees, the other positions and offices presently held by each such person with the Company, the period during which each such person has served on the board of directors of the Company, and the principal occupations and employment of each such person during the past five years.

                                                                   DIRECTOR
                                                                   OF THE
                                                                   COMPANY
NAME                      AGE                 PRESENT POSITION     SINCE





Stephen E. Roman, Jr.(1)   47                       Director        1994
David Chow (2)             35                       Director        1993
Eugene Cha (3)             38                          --            --
Frank Nelson (4)           73                          --            --
Jennifer Lo Wu (5)         42                          --            --
Chin-Sung (Joe) Chen (6)   43                          --            --
Michael Hsu (7)            55                          --            --

_______________

(1)  Mr. Roman was elected to the Board of Directors of the Company in
     June, 1994.  He has served as president and secretary since June
     of 1994 on a part-time basis.    He was vice president - finance
     and chief financial officer since 1984 and served in this capacity on a part-time basis from October, 1989 to June, 1994. Mr. Roman is a certified public accountant and is self-employed. Mr. Roman is also the chief financial officer of a privately held company involved in the personal security industry and has a number of other business interests. Mr. Roman beneficially owns 16,153 shares of Celcor Common Stock.

(2) David Chow is Managing Director of Center Laboratories, Taiwan, and Center Pharmaceutical Co., Ltd., People's Republic of China. Additionally, Mr. Chow is Chairman of the Taiwan Pharmaceutical Association, Director of the China Pharmaceutical Development Association and Director of the GMP Committee of the China Pharmaceutical Industrial Association. Mr. Chow does not beneficially own any shares of Celcor Common Stock.

(3) Eugene Cha is an attorney and since 1987 had been a partner in the law firm of Cha & Pan, a firm with offices in New York and China. He holds law degrees from both National Taiwan University and the University of Michigan. He is also a member of the National Assembly of the Republic of China. Mr. Cha does not beneficially own any shares of Celcor Common Stock.

(4) Frank A. Nelson is president of Zhou Lin International, Inc. and has served in this capacity for more than 12 years. Zhou Lin is a medical devices manufacturing and marketing company. From 1988 to 1994, Mr. Nelson was also president of Natural Pharmaceutical International, Inc., a natural pharmaceutical products research and development company. Since January, 1994, Mr. Nelson has also served as Chairman of Health Guard International, Inc., a health food manufacturing and marketing company. Mr. Nelson does not beneficially own any shares of Celcor Common Stock.


(5) Jennifer Lo Wu is a trained pharmacist and from February, 1993 until the present date has served as chairperson of Northeast. Ms. Wu also serves as chairperson of Shenyang United Vitatech Ltd., Northeast's Chinese joint venture. Prior to her association with Northeast, Ms. Wu was a real estate agent in Flushing, New York. Ms. Wu is married to Dr. Nanshan Wu, the president of Northeast. Ms. Wu is the sole stockholder of Lyncroft Corp., which owns 123,630 shares of Celcor Common Stock and 10 shares of Northeast Common Stock.


(6) Chin-Sung (Joe) Chen is presently general manager of Hyscios Pharmacy International Co., Ltd., a distributor of pharmaceutical products based in Taipei, Taiwan. Prior to his association with Hyscios, Mr. Chen was employed for approximately 16 years by Lederle, where he served in a variety of increasing responsible positions. From April, 1991 to November, 1993, Mr. Chen was national marketing manager of Lederle Taiwan. Mr. Chen does not beneficially own any shares of Celcor Common Stock.

(7) Michael Hsu has served as a part time vice-president-finance of the Company since June 1994. Mr. Hsu is also a self-employed certified public accountant and has been engaged in this capacity for more than the last 5 years. Mr. Hsu does not beneficially own any shares of Celcor Common Stock.

                Presently, the Company has two directors - David Chow and Stephen E. Roman, Jr., both of whom are standing for re-election. The last meeting of stockholders of the Company at which directors were elected was held on November 20, 1993. At the time, stockholders elected Paul Siu, David Chow and Hong Yuan Shi to serve as directors. On May 18, 1994, Mr.
Shi resigned as a director and on May 23, 1994, Mr. Siu resigned as a director. Mr. Roman was elected to the Board in June, 1994 by Mr. Chow, the remaining director, following the resignation of Messrs. Shi and Siu, each of whom resigned because of an inability to participate as board members in a meaningful way. Mr. Shi is the deputy managing director of Northeast General Pharmaceutical Factories Group and chief economist and general director of Northeast General Pharmaceutical Factory. As a resident of China, Mr. Shi was unable to attend meetings of the Board. Mr. Siu resigned for personal reasons to pursue other opportunities. The board of directors does not presently have an audit, compensation or nominating committee. There was one meeting of the board of directors during the fiscal year ended June 30, 1995, which was attended by Mr. Roman and Mr. Chow (either in person or by proxy).


Executive Compensation


                During the Company's fiscal year ended June 30, 1995, Mr. Roman received an aggregate of $15,750 in compensation from the Company. This amount includes all cash and non-cash compensation, bonuses, deferred compensation and perquisites. No other compensation of any kind was paid to any executive officer or director of the Company. The Company does not presently have any long-term incentive plan, deferred compensation plan, stock option or stock grant plan, pension plan or other benefit plans. The Company does not presently have any employment contracts, termination of employment, or change in control arrangements with any of its executive officers.

                Under the terms of the Merger Agreement, the following persons have been designated to serve as executive officers of the Company following the consummation of the Merger:



        Name                    Age                     Title



        Dr. Nanshan Wu          45                      President

        Stephen E. Roman, Jr.   47                      Vice president,
                                                        secretary and chief
                                                        financial officer

        Michael Hsu             55                      Treasurer



                Information concerning Mr. Roman has been provided above. Mr. Hsu is and for the last five years has been a self-employed certified public accountant. He has served without compensation as vice president - finance and treasurer of the Company since June 1994 on a part-time basis. Dr. Wu presently serves as the president of Northeast and has served in this capacity since Northeast was first organized in February, 1993. Dr. Wu is also an obstetrician/gynecologist and for the last five years has maintained an active medical practice.


Section 16 Compliance


                Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to Celcor, Celcor believes that Messrs. Chow and Hsu have each filed a Form 3 in their capacity as officers or directors of the Company but, that such filings were not made on a timely basis. Neither individual owns any shares of Celcor Common Stock. In addition, Celcor believes that Majestic International, Inc. and Verchi Holdings Limited, each of which is believed to be the beneficial owner of more than 10% of the outstanding Celcor Common Stock has filed Form 3, but that such filing was not made on a timely basis. Celcor further believes that Shenyang Tianfa Social Service Company and Verchi Holdings, each owns in excess of 10% of the outstanding Celcor Common Stock and has not filed a Form 3 with respect to such beneficial ownership.


                 COMMON STOCK OF THE COMPANY

Market Price Information

                The Company's Common Stock is traded over-the-counter and its quotations are carried in the National Quotation Bureau's daily "Pink
Sheets".

                The following table shows the range of high and low bid or last trade quotations for the Company's Common Stock in the over-the-counter market as reported to the Company by the National Quotation Bureau Incorporated. No review of the daily Pink Sheets for the periods indicated has been undertaken by the Company. The quotations reflect prices between dealers, without retail mark-ups, mark-downs or commissions and may not necessarily represent actual transactions or be indicative of prices at which the Company's stock was traded. In November of 1993, the Company effected a reverse stock split on a one for five basis. All bids reflected below have been adjusted to give effect to the reverse split.



 FISCAL YEAR        FISCAL QTR. ENDED   LOW BID   HIGH BID


  1994              September 30, 1993   $.005     $  .05
                    December 31, 1993      .02       .025
                    March 31, 1994         .05        .05
                    June 30, 1994          .25        .31

   1995             September 30, 1994     .12       1.25
                    December 31, 1994      .25        .87
                    March 31, 1995         .25        .87
                    June 30, 1995          .25        .87

   1996             September 30, 1995     .12        .37


                On August 12, 1994, the day prior to the first reported announcement of the Merger, the low bid and high ask price for Celcor Common Stock was $1.00 and $2.00, respectively. On March 17, 1995, the day prior to the signing of the definitive Merger Agreement, the low bid and high ask price was $.25 and $2.25, respectively.


              The number of record holders of the Company's Common Stock, as of October 16, 1995, was approximately 226. However, the Company believes that there may be substantially more beneficial holders.


Dividend Policy.


                The Company has not paid any dividends on its Common Stock since its inception. The Company anticipates that for the foreseeable future, earnings, if any, will be retained for use in the business or for other corporate purposes, and it is not anticipated that cash dividends will be paid on its Common Stock.



   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                The following table sets forth the number of shares of Celcor Common Stock owned by each person who, as of March 31, 1995, owned of record, or was known by the Company to own beneficially, more than 5% of the outstanding shares of Celcor Common Stock, as well as the ownership of Celcor Common Stock by each current director of the Company, each nominee for director and the shares beneficially owned by all current executive officers and directors as a group.


   Name and Address of        Amount and Nature of
   Beneficial Owner           Beneficial Ownership    Percent of Class


   Majestic International, Inc.     648,400             19.4%
   227 Gloucester Rd.
   Wan Chi, Hong Kong  (1)


   Shenyang Tianfa Social           450,000             13.5%
     Service Company  (2)
   No 37 Zhong Gong Bei Street
   Tiexi District
   Shenyang, Peoples Republic
    of China

   Verchi Holdings Limited  (2)     550,000            16.5%
   Room 312, Entrance 3, Bldg 14,
   Compound 3, Jingouhe Road
   Wukesong - Haidian District
   Beijing, Peoples Republic of
      China

   Barbara Edwards                  219,810            6.53%
   800 Palisades Avenue
   Fort Lee, NJ  07024


   Builtland Partners               171,800 (3)        5.1%
   1271 Ave. of the Americas
   Suite 4200
   New York, NY

   David Chow                           --              --
   Shinwi Road
   Section 2
   No. 34
   6th Floor
   Taipei, Taiwan

   Stephen E. Roman, Jr.            161,153             --
   1800 Bloomsbury Avenue
   Ocean, New Jersey

   Eugene Cha                           --              --
   c/o Cha & Pan
   36 W. 44th Street
   New York, New York  10036

   Frank A. Nelson                      --              --
   4296 Lares Circle
   Salt Lake City, Utah  84124

   Jennifer Lo Wu                  123,620(4)          3.67%
   129-09 26th Avenue
   Suite 202
   Flushing, NY  11355


   Chin-Sung Chen                       --              --
   Peian Rd.
   No. 21, Lane 595
   3rd Floor
   Taipei, Taiwan

   Michael Hsu                          --              --
   136-21 Roosevelt Avenue
   Flushing, NJ  11354

   Executive Officers and Directors
   as a group (3 persons)          16,153               --


_______________

(1) Majestic, the Company's largest stockholder, acquired all of its Celcor Common Stock from the Company in 1992 in connection with the adoption of a plan of reorganization and emergence of the Company from bankrutpcy.

(2) On September 27, 1994, Majestic sold 450,000 shares of Celcor Common Stock to Shenyang Tianfa Social Service Company and 550,000 shares to Verchi Holdings Limited. Both sales were effected in private transactions. The Company has been advised that neither Shenyang Tianfa Social Service Company nor Verchi Holdings Limited is an affiliate of Majestic and that the sales were negotiated on an arms' length basis.

(3) Includes 34,800 shares held by the Milstein Foundation, an affiliate of Builtland. Builtland Partners is a partnership comprised of the following partners: Seymour Milstein, Howard Milstein, Paul Milstein (a former director of the Company), Philip Milstein, Edward Milstein, Barbara Zalaznik, Dr. Roslyn Meyer and Constance Lederman.

(4) Includes shares owned by Lyncroft Corp., a corporation of which Ms. Wu is the sole stockholder.



Certain Relationships and Related Party Transactions

                 Celcor and Northeast may be deemed to be related parties by virtue of certain family inter-relationships among the individuals controlling the two companies. Mr. Su Shi Lo is the controlling stockholder of Majestic, which, in turn, is the largest stockholder of the Company, holding 19.4% of the outstanding shares of Celcor Common Stock. Mr. Lo's daughter, Jennifer Lo Wu is the chairperson and her husband, Dr.
 Nanshan Wu, is the president of Northeast. In addition, Jennifer Lo Wu is the sole stockholder of Lyncroft Corp., a stockholder of both
Northeast and Celcor.

               In August, 1994, the Company made a loan to Northeast in the amount of $700,000, which was used by Northeast to fund a portion of its obligation to contribute capital under the joint venture agreement with Northeast General Pharmaceutical. The loan is evidenced by a promissory note dated August 9, 1994. The loan is on an interest free basis until November, 1995 and thereafter accrues interest at an annual rate of fifteen (15%) per annum. The Company has obtained a stock pledge from the stockholders of Northeast whereby all of the outstanding stock of Northeast secures the repayment of the loan. At the time the Merger is consummated, the loan will be cancelled. If the Merger is not consummated and Northeast is unable to repay the loan at maturity, the Company will be entitled to exercise its remedies under the Pledge Agreement.

          Northeast purchases bulk ascorbic acid for resale from Northeast General Pharmaceutical, its joint venture partner.



                   PROPOSAL THREE



A.   RATIFICATION OF ISSUANCE OF SERIES C PREFERRED STOCK


         In May and June of 1994, the Company issued and sold 275,000 shares of a new series of preferred stock, designated as Series C 8% Convertible Preferred Stock ("Series C Preferred Stock"). The shares were issued at $3.00 per share and resulted in gross proceeds to the Company of $825,000. The Series C Preferred Stock was issued to a group of 13 individual investors in a private placement. None of the investors was a stockholder of the Company prior to acquiring the Series C Preferred Stock. Of the 13 purchasers, two reside in New York, one in Thailand, and the remaining 10 investors are residents of Taiwan.

             The Series C Preferred Stock provides for the payment of cumulative dividends at an annual rate of 8%. Each share is convertible at any time after July 1, 1994 and prior to June 30, 1997 into three shares of Celcor Common Stock, subject to adjustment in certain circumstances.
At the time of issuance of the Series C Preferred Stock, the high and low bid price for Celcor Common Stock was $.31 and $.25, respectively.
The conversion price of $1.00 a share was intended to establish a conversion rate significantly above the market price of the Celcor Common Stock in order to make conversion desirable only if there is a significant increase in the future in the price of the Celcor Common Stock. The holders of the Series C Preferred Stock generally do not vote on any matter submitted to stockholders for a vote. For more information concerning the rights, preferences and limitations of the Series C Preferred Stock, see "Desription of Capital Stock of the Company - Description of Series C 8% Convertible Preferred Stock."

                Of the proceeds received by the Company from the sale of the Series C Preferred Stock, $700,000 was used to make a loan to Northeast. The remaining $125,000 was used to pay offering expenses, ongoing administrative expenses and the costs associated with the Merger and this proxy solicitation.

                The Certificate of Incorporation of the Company authorizes the issuance of 2,000,000 shares of preferred stock. Section 151(g) of the Delaware General Corporation Law provides that a board of directors may establish the powers, designations, preferences and relative rights of a new class or series of capital stock if expressly authorized to do so by the certificate of incorporation. Although the Company believes that this authority was intended by the Company's Certificate of Incorporation, there is, at present, no express delegation to the board in the Certificate of Incorporation of power to specify the relative rights and preferences of the Series C Preferred Stock.  Accordingly, the board is asking
stockholders to ratify   the creation of the Series C Preferred Stock .

                Although no such claim has been asserted, the risk exists that the issuance of the Series C Preferred Stock without stockholder approval could be challenged. If such a claim was asserted and was success ful, it is possible that the Series C Preferred Stock could be held to have been invalidly issued. It is difficult to predict what the consequences of such a determination might be. In order to eliminate this uncertainty, the board recommends that stockholders ratify the issuance of the Series
C Preferred Stock.

B.   APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION

          The Company is also seeking stockholder approval to amend its Certificate of Incorporation to insert express language confirming the right of the board, in the future, to create one or more additional series or classes of capital stock, each containing such powers, designations, preferences and relative rights as may be established by the board.

         The Company has no present plans to issue any additional shares of preferred stock of any class or series; however, as the Company's business expands following the Merger, it will face a continuing need for capital. See "Management's Discussion and Analysis of Financial Condition and Results of Operations." A copy of the proposed Amendment is annexed hereto as Exhibit E.

           The board believes that such authority is necessary in or der to ensure that the Company has sufficient flexibility to create new securities, as needed, on an expeditious basis, in order to meet the Company's needs.

             This authority would remain subject to the limitation, presently contained in the Certificate of Incorporation, limiting the aggregate number of shares of preferred stock which may be issued to 2,000,000.

             If stockholders do not vote in favor of this proposal, it will be necessary for the board to seek stockholder approval each time the Company proposes to issue a new series of preferred stock. The delays attendant to seeking stockholder approval would make it difficult for the Company to go into the market quickly when market conditions favor such financing. As a result, after obtaining stockholder approval, the Company may be unable to consummate a proposed financing because the opportunity to sell the new series of preferred stock on favorable terms may no longer be available. In addition, the Company would incur significant additional expenses to solicit stockholder approval each time a determination was made to sell preferred stock.


                At the same time, stockholders should be aware that by delegating such broad authority to the board, the board will be authorized to create preferred stock in the future with voting, conversion or redemption rights which could adversely affect the economic rights or voting power of the holders of Celcor Common Stock. Among other things, the preferred stock could be used to discourage the acquisition of the Company or the Celcor Common Stock in the future.

              Stockholders must vote separately on each part of this proposal. The affirmative vote of a majority of the outstanding shares of Celcor Common Stock is required for the approval of each part of the proposal. Accordingly, stockholders may choose to ratify the issuance of the Series C Preferred Stock, but vote against the proposal to amend the Certificate of Incorporation. The effect of such a vote would be to require stockholder approval any time the board proposed to issue a new series of preferred stock.


                For the reasons described above, the board recommends that stockholders vote in favor of each part of this proposal.



              DESCRIPTION OF CAPITAL STOCK OF THE COMPANY

                   The authorized capital stock of the Company consists of 20,000,000 shares of Celcor Common Stock and 2,000,000 shares of preferred stock, $.001 par value (the "Preferred Stock"). The following summary is qualified in its entirety by reference to the Company's Restated Certificate of Incorporation, a copy of which is available for inspection at the Company's executive offices. The discussion below assumes that stockholders approve the proposed amendment to the Company's certificate of incorporation, described above under the caption "Proposal Three - A. Ratification of Issuance of Series C Preferred Stock; B. Approval of Amendment to Certificate of Incorporation."


Celcor Common Stock

              Subject to the prior rights, if any, of holders of the Preferred Stock, the holders of Celcor Common Stock have equal rights to dividends when, as and if declared by the board of directors, from funds legally available therefor. Holders of Celcor Common Stock do not have any pre-emptive rights, nor are any shares subject to redemption. Upon liquidation, dissolution or winding up of the Company, and after payment to creditors and subject to the rights of the holders of Preferred Stock, the assets will be divided pro rata on a share-for-share basis among the holders of the shares of Celcor Common Stock. All shares of Celcor Common Stock now outstanding, and shares to be outstanding upon consummation of the Merger, are and will be fully paid, validly issued and nonassessable.

                The holders of Celcor Common Stock exercise all of the voting power, except as required by law or as specifically reserved to other classes upon the occurrence of certain events as described below. Each share of Celcor Common Stock allows the holder thereof to one vote. Holders of the Celcor's Common Stock do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors and, in that event, the holders of the remaining shares will not be able to elect anyone to the board of directors.

     The Company has never paid any dividends to holders of Celcor Common Stock. It is the present intention of the Company not to pay any cash or stock dividends on Celcor Common Stock for the foreseeable future.


Preferred Stock

                Shares of Preferred Stock are issuable from time to time in one or more series and with such designations, powers, preferences, rights, qualifications, limitations, or restrictions as may be determined by the board of directors, consistent with the Certificate of Incorporation, and with the laws of the State of Delaware. Unless the nature of a particular transaction and the rules of law applicable thereto require such approval, the board of directors has the authority to issue these shares without stockholder approval. The board of directors, without stockholder approval, can thus issue preferred stock with voting and conversion rights which could adversely affect the voting power of the common stockholders.
The Preferred Stock could thus be used to discourage the acquisition of the Company or its Common Stock. The Company has no present plans, arrangements, commitments or understandings to issue any additional
Preferred Stock.

                Series A and Series B Preferred shares have previously been retired or converted as applicable.


Description of Series C 8% Convertible Preferred Stock


Dividends

              Holders of Series C Preferred Stock have a preference in the payment of dividends over the payment of dividends on Celcor Common
Stock, or any other class of Celcor stock junior to the Series C Preferred Stock with respect to dividends (other than a dividend payable in the form of Celcor Common Stock or such other junior stock). Dividends are cumulative and payable quarterly on the last day of March, June, September and December at a rate of $0.24 per annum per share out of funds legally available therefor.

Preemptive Rights

             Holders of Series C Preferred Stock are not entitled to preemptive or subscriptive rights for the purchase of additional shares of any class of Celcor capital stock.

Liquidation

                If Celcor voluntarily or involuntarily liquidates, dissolves or winds-up (any of the above referred to as a "Liquidation") the holders of Series C Preferred Stock will have a preference of $3.00 per share, plus all dividends accrued and unpaid thereon, whether or not declared, to the date of payment, or such lesser amount remaining after the claim s of all creditors have been satisfied, before any payments will be made with respect to Celcor Common Stock or any other class of Celcor stock ranking junior to the Series C Preferred Stock as to payment upon liquidation. In the event that, upon any such Liquidation, the available assets of Celcor are insufficient to pay the liquidation preference on the outstanding shares of Series C Preferred Stock, the holders of all such shares will share ratably in any distribution of assets in proportion to the full amounts to which they would otherwise be respectively entitled.


Redemption

                Shares of Series C Preferred Stock will be redeemable, in whole or in part, at any time after July 1, 1996, at the option of the board of directors of Celcor, at $4.50 per share plus all dividends accrued and unpaid on such shares to the date of redemption. If any proposed redemption shall be of less than all of the outstanding shares of Series C Preferred Stock, the redemption shall be effected pro rata according to the number of shares held by each holder of such shares.


Conversion


                Holders of shares of Series C Preferred Stock have the right, at their option, at any time during the period beginning July 1, 1994 and ending on June 30, 1997 (unless the shares have been called for redemption, in which case such period shall end on, but not after, the close of business on the date fixed for redemption) (the "Conversion Period"), to convert each share of Series C Preferred Stock into three shares of fully paid and non-assessable shares of Celcor Common Stock. Shares of Celcor Common Stock will be delivered, and the person exercising such option will be deemed to be the holder of shares of Celcor Common Stock, upon surrender to Celcor, or its transfer agent appointed for such conversion, of the certificate or certificates representing shares of Series C Preferred Stock being converted. Upon conversion, no allowance or adjustment will be made with respect to the dividends upon either class of Celcor stock.
Shares of Series C Preferred Stock that have been converted will not be reissued.

                The number of shares of Celcor Common Stock issuable upon conversion of a share of Series C Preferred Stock is subject to adjustment (to the nearest one-hundred thousandth (1/100,000) of a share, or the nearest one one-thousandth (1/1,000) of one cent, as appropriate) in certain events, including (i) subdivision, combination, reclassification or split-up of Celcor Common Stock; (ii) the issuance of Celcor Common Stock as a dividend on Celcor Common Stock; (iii) the issuance or sale of Celcor Common Stock (excluding certain shares described below) including an is suance or sale by way of the issuance of options or rights to subscribe for shares of Celcor Common Stock or the issuance of securities convertible into, exchangeable for, or carrying rights of purchase of, shares of Celcor Common Stock, for a consideration per share other than the Conversion Price then in effect. The Conversion Price is an amount equal to the number of shares of Celcor Common Stock into which one share of Series C Preferred Stock will be converted, divided by three dollars ($3.00) and is initially set at one dollar ($1.00). Notwithstanding the above, no adjustment will be made to the number of shares of Celcor Common Stock issuable upon conversion of Series C Preferred Stock upon the issuance of shares pursuant to options or stock purchase agreements granted to, or entered into with, officers and employees of Celcor, or of any subsidiary thereof, provided that the number of shares so issued does not exceed 300,000 shares of Celcor Common Stock, as such number of 300,000 shares shall be a djusted in the case of subdivision, combination, reclassification, split-up or stock dividend of the outstanding shares of Celcor Common Stock.
Except as described above, no adjustment will be made to the number of shares of Celcor Common Stock issuable upon conversion of Series C Preferred Stock.


                No adjustment in the conversion rate will be required, however, unless such adjustment (aggregated with any other adjustments calculated, but not previously effected by reason of this limitation) would require an increase or decrease in the Conversion Price of at least ten cents ($0.10). Any calculated adjustment not effected because of this limitation, however, will be carried forward and taken into account in any subsequent adjustment.


Voting

                Holders of Celcor Series C Preferred Stock have no voting rights, except as provided by law and except that, so long as any shares of Celcor Series C Preferred Stock are outstanding, Celcor may not, with out the consent of the holders of at least 66 2/3% of the aggregate number of shares of Celcor Series C Preferred Stock then outstanding:


                (i) alter or change the preferences, special rights or powers of the Celcor Preferred Stock so as to adversely affect the Celcor Series C Preferred Stock; or


                (ii) consolidate or merge with or into another corporation (whether or not Celcor is the surviving Corporation), or sell all or substantially all of its assets to another corporation, unless in connection therewith, lawful and adequate provision is made whereby the holders of Celcor Series C Preferred Stock shall receive the right to convert during the Conversion Period (as defined above) into the kind and amount of shares of stock and other securities to be received by holders of the number of shares of Celcor Common Stock into which the Celcor Series C Preferred Stock might have been converted immediately prior to such consolidation, merger or sale, which right is subject to adjustment as described above.



                           Experts


                The audited financial statements of Celcor and Northeast included in this proxy statement have been audited by BDO Seidman, LLP, independent certified public accountants, to the extent and for the periods indicated in their reports (which contain an explanatory paragraph regarding uncertainties as to their ability to continue as going concerns), appearing elsewhere herein, and are included herein in reliance upon such reports given upon the authority of said firm as experts in accounting and auditing.


                      Presence of Accountants
                        at Special Meeting


                Representatives of BDO Seidman, the Company's independent accountants for the Company's current and most recently completed fiscal years, are not expected to be present at the Special Meeting, but will be available by telephone to respond to appropriate questions of stockholders.



                           Other Matters



                At the time that this Proxy Statement was mailed to stockholders, management was not aware of any matter, other than the matters described herein, that would be presented for action at the Special Meeting. If other matters properly come before the Special Meeting, it is intended that shares represented by proxies will be voted with respect to those matters in accordance with the best judgment of the persons voting them.


                If a stockholder intends to present a proposal at the next Annual Meeting of Stockholders, the proposal must be received by the Company in writing no later than ______, 1995, in order for such proposal to be eligible for inclusion in the Company's Proxy Statement and form of proxy for next year's meeting.



                                 By Order of the Board of Directors



                                 Stephen E. Roman, Jr., Secretary


Dated:    November ___, 1995




                         CELCOR, INC./NORTHWEST (USA) CORP.

                                Index to Financial Statements



    Celcor, Inc. Pro Forma Condensed Consolidated Financial
    Statements - Unaudited:

    Introduction                                         F-2
    Balance sheet as of June 30, 1995                    F-3
    Statement of operations for the year ended
      June 30, 1995                                      F-4
    Notes to pro forma condensed consolidated
      financial statements                               F-5

Celcor, Inc. Financial Statements - Audited:

    Report of independent certified public accountants   F-6
    Balance sheet as of June 30, 1995                    F-7
    Statements of operations for the years ended
       June 30, 1995 and 1994                            F-8
    Statements of stockholders' equity for the years ended
       June 30, 1995 and 1994                            F-9
    Statements of cash flows for the years ended
       June 30, 1995 and 1994                           F-10
    Notes to financial statements                F-11 - F-13

Northeast (USA) Corp. Consolidated Financial Statements -
        Audited:


  Report of independent certified public accountants    F-14
  Balance sheet as of June 30, 1995                     F-15
  Statements of operations for the years ended
     June 30, 1995 and 1994                             F-16
  Statements of stockholders' equity for the
     years ended June 30, 1995 and 1994                 F-17
  Statements of cash flows for the years ended
      June 30, 1995 and 1994                            F-18
  Summary of accounting policies                 F-19 - F-21
  Notes to consolidated financial statements     F-22 - F-24


            Celcor, Inc. Unaudited Pro Forma Condensed
            Consolidated Financial Statements


Introduction



The following unaudited pro forma condensed consolidated balance sheet as of June 30, 1995, and the unaudited pro forma condensed consolidated statement of operations for the year ended June 30, 1995 reflect the pro for ma condensed consolidated financial statements of Celcor, Inc. giving effect to the pro forma adjustments described herein as though the merger with Northeast (USA) Corp. had been consummated at June 30, 1995 for the condensed consolidated balance sheet and at July 1, 1994 for the condensed consolidated statement of operations.



The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the notes thereto and with the historical financial statements of Celcor, Inc. and Northeast (USA) Corp. included elsewhere herein. See "Index to Financial Statements". The unaudited pro forma condensed consolidated statements of operations are not necessarily indicative of operating results that would have been achieved had the merger actually been consummated at July 1, 1994 and should not be construed as indicative of future operations.


Under the terms of the merger agreement, Celcor, Inc. will issue 1,750,000 shares of its common stock in exchange for all of the outstanding shares of common stock of Northeast (USA) Corp. The transaction is being accounted for as a reverse acquisition whereby Northeast (USA) Corp. is the acquiror for accounting purposes.


                                            CELCOR, INC.

           PRO FORM CONDENSED CONSOLIDATED BALANCE SHEET
                                             (Unaudited)


June 30, 1995

                                           Northeast
                          Celcor, Inc.   (USA) Corp.   Adjustments  Pro forma

Assets

Current:
   Cash and cash equivalents  $12,037        $351,400       $-        $363,437
   Receivables                   -             34,534        -          34,534
   Inventory                     -            432,121        -         432,121
   Other                         -             70,058        -          70,058

                                12,037        888,113        -         900,150


Notes receivable               700,000          -       (700,000)(2)       -
Property and equipment, net       -           348,535        -          348,535
Land held for sale                -           420,000        -          420,000
Intangible assets                 -         1,742,666        -        1,742,666
Other assets                      -            13,610        -           13,610

                              $712,037     $3,412,924  $(700,000)    $3,424,961
Liabilities and Stockholders'
 Equity
Current:
  Accounts payable            $  -         $   94,363  $  25,000(3)  $  119,363
  Accrued expenses              26,983        203,820        -          230,803
  Notes payable                  -            700,000   (700,000)(2)       -

                                26,983        998,183   (675,000)       350,166

Minority interest                -          2,189,998        -        2,189,998

                                26,983      3,188,181   (675,000)     2,540,164


Stockholders' equity:

  Preferred stock                  275          -           -               275
                                                      (1,050,000)(1)
  Common stock                   3,515      1,050,000      1,750(1)       5,265
  Additional paid-in capital 1,570,475          -        910,139(1)   2,480,614
  Accumulated deficit         (138,111)      (949,995)   138,111(1)    (974,995)
                                                         (25,000)(3)
  Treasury stock              (751,100)         -            -         (751,100)
  Foreign translation adjustment   -          124,738        -          124,738
                               685,054        224,743    (25,000)       884,797

                              $712,037     $3,412,924  $(700,000)    $3,424,961


See accompanying notes to pro forma condensed consolidated financial statements.


                                                     CELCOR, INC.

        PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                                     (UNAUDITED)

Year ended June 30, 1995


                                      Northeast
                     Celcor, Inc.    (USA) Corp.       Adjustments   Pro forma

Sales                   $    -        $  904,795        $   -        $ 904,795

Expenses:

  Cost of sales              -           860,556            -       860,556
  Selling, general and
     administrative       80,106         787,131        25,000(3)   892,237

  Loss on write-down of land -           180,000            -       180,000

  Interest expense           -             7,680            -         7,680

                          80,106       1,835,367        25,000    1,940,473

                         (80,106)      (930,572)       (25,000)  (1,035,678)

Minority interest            -          230,615             -       230,615

Net loss                $(80,106)     $(699,957)      $(25,000)  $ (805,063)

Net loss per share      $   (.02)                                $     (.16)

Weighted average common
  shares outstanding   3,364,674                                  5,114,674(4)



See accompanying notes to pro forma condensed consolidated financial statements.


                                                     CELCOR, INC.

                        NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                                             FINANCIAL STATEMENTS
                                                      (UNAUDITED)


1. To record issuance of 1,750,000 shares of Celcor, Inc. common stock to acquire Northeast (USA) Corp. As discussed in the introduction section, the acquisition was recorded as a reverse acquisition.


2.      To eliminate intercompany loan.



3.      To accrue costs (professional fees) relating to the merger.


4. Average number of Celcor, Inc. common stock plus 1,750,000 shares issued to merge with Northeast (USA) Corp.




                                                                        F-5

Report of Independent Certified Public Accountants


The Board of Directors and Stockholders
Celcor, Inc.
Ocean, New Jersey



We have audited the accompanying balance sheet of Celcor, Inc. as of June 30, 1995, and the related statements of operations, stockholders' equity, and cash flows for each of the two years in the period ended June 30, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Celcor, Inc. as of June 30, 1995, and the results of its operations and its cash flows for each of the two years in the period ended June 30, 1995 in conformity with generally accepted accounting principles.


The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has no current source of revenues or funds and has a working capital deficit as of June 30, 1995. In addition, the Company may acquire Northeast (USA) Corp. (see Note 5) which will require additional funds to finance the combined operations. These matters raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.


                                        BDO Seidman, LLP


New York, New York
August 25, 1995


                                   CELCOR, INC.

                                  BALANCE SHEET


June 30, 1995


Assets

Current:

  Cash                                          $12,037

          Total current assets                   12,037

Notes receivable (Note 5)                       700,000


                                               $712,037


Liabilities and Stockholders' Equity

Current:

  Accrued expenses                              $26,983

  Stockholders' equity:

  Preferred stock - 8% convertible;
  $.001 par value; liquidation
  preference of $3.00; Series C -
  2,000,000 shares authorized; 275,000
  shares issued and outstanding (Note 4)            275

  Common stock - $.001 par value;
  20,000,000 shares authorized;
  3,514,894 shares issued and
  3,364,674 outstanding (Note 2)                  3,515


  Additional paid-in capital                  1,570,475

  Accumulated deficit                          (138,111)

  Treasury stock - 150,220 shares at cost      (751,100)

       Total stockholders' equity               685,054

                                             $  712,037

             See accompanying notes to financial statements.


                                               CELCOR, INC.

                                  STATEMENTS OF OPERATIONS


Year ended June 30,                        1995         1994


Revenue                                 $    -        $   -
General and administrative expenses       80,106       50,325
      Operating loss                     (80,106)     (50,325)
Other expense - interest                     -         (3,261)
Net loss                                $(80,106)    $(53,586)
Net loss per share                      $   (.02)    $(   .02)


                  See accompanying notes to financial statements.


                                           CELCOR, INC.

                                STATEMENTS OF STOCKHOLDERS' EQUITY

                          Common stock            Preferred stock
                                                                  Additional         Accumulated     Treasury
                         Shares(1)   Amount    Shares   Amount    paid-in capital       deficit         stock      Total


Balance, June 30, 1993   3,514,894  $3,515      -       $   -       $745,750          $   (4,419)     $  751,100 $ (6,254)

Sale of cumulative
  preferred Series C
  shares in private
  placement (Note 4)           -      -       260,000      260       779,740                 -              -     780,000

Conversion of notes payable
  and accrued interest to
  Series C preferred shares
  (Note 4)                     -      -        15,000       15        44,985                 -              -      45,000

Net loss                       -      -           -          -           -               (53,586)           -     (53,586)

Balance, June 30,1994    3,514,894   3,515    275,000      275     1,570,475             (58,005)      (751,100)  765,160

Net loss                       -        -         -         -         -               (80,106)            -       (80,106)

Balance, June 30,1995    3,514,894  $3,515    275,000     $275    $1,570,475          $(138,111)      $(751,100) $685,054


                                         See accompanying notes to financial statements.


_________________
(1)  Adjusted retroactively for the effect of a one-for-five reverse stock split (Note 2).

                                                                      F-9


                                        CELCOR, INC.
                                        STATEMENTS OF CASH FLOWS


Year ended June 30,                        1995                    1994

Cash flows from operating activities:
   Net loss                             $(80,106)               $(53,586)
   Adjustments to reconcile net
     loss to net cash used in
     operating activities:

    Increase (decrease) in liabilities:

      Accrued expenses                    22,859                   4,124

      Accrued interest                       -                      (354)

          Net cash used in
            operating activities         (57,247)                (49,816)

Cash flows from investing activities:

    Loan to Northeast (USA) (Note 5)    (700,000)                     -

Cash flows from financing activities:

    Borrowings of notes payable             -                     20,000

    Proceeds from sale of stock             -                    780,000
            Net cash provided by financing
                activities                  -                    800,000

    Net increase (decrease) in cash    (757,247)                 750,184

    Cash, beginning of year             769,284                   19,100

    Cash, end of year                   $12,037                 $769,284

    Supplemental disclosure of cash
       flows information:

       Cash paid during the year for:

         Interest                       $  -                    $   -

       Noncash financing activity -
         conversion of debt to preferred
         stock                          $  -                    $ 45,000


                          See accompanying notes to financial statements.



                                                                        F-10

                                                    CELCOR, INC.

                                   NOTES TO FINANCIAL STATEMENTS

1. Nature of Business           Celcor, Inc. (the "Company") is a Delaware
                                corporation.  The Company emerged from Chapter
                                11 bankruptcy proceedings in July of 1992 and has had no business operations since 1991.
                                Its current business plans include the seeking of business opportunities in the People's
                                Republic of China through acquisitions,
                                mergers, joint ventures and/or the formation of operating subsidiaries.

2.  Summary of Significant
    Accounting Policies         Basis of Presentation

                                The Company's financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has incurred losses and has no current source of revenues or funds and has a working capital deficit as of June 30, 1995. In addition, the Company plans to acquire Northeast (USA) Corp. (see Note 5) which will require additional funds to finance the combined operations.
                                The Company's continued existence is dependent upon its ability to secure adequate financing. Should the acquisition take place, the Company plans to raise capital for the combined entity through a private placement; however, there are no assurances that the financing will occur. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

                                Common Stock

                                On September 20, 1993, the Company's Board of Directors approved a one-for-five reverse stock split. Accordingly, all share data has been restated for periods prior to the stock split.


                                Net Loss Per Common Share

                                The weighted average number of common shares outstanding used in computing net loss per common share was 3,364,674 in 1995 and 1994. The weighted average number of common shares used in computing the net loss per common share does not include any shares issuable upon the assumed conversion of the preferred stock, since the effect would have been to decrease net loss per common share in each period.


                                                  CELCOR INC.
                                NOTES TO FINANCIAL STATEMENTS

3.  Income Taxes                The Company follows the liability method of
                                accounting for income taxes in accordance with Statement of Financial Accounting Standards
                                No. 109 (SFAS 109), "Accounting for Income
                                Taxes". Under SFAS 109, deferred income
                                taxes are provided at the enacted marginal rates on the difference between the financial statement and income tax carrying amounts of assets and liabilities.

                                The Company has a net operating loss
                                carryforward of $135,000 which expires in years through 2010. Losses prior to June 30, 1992 were forfeited as a result of the change in ownership of the Company. Deferred tax assets relating to the net operating loss totaling $47,000 were offset by a valuation allowance, since utilization of the loss is uncertain.


4. Preferred Stock              In May 1994, the Company sold 260,000 shares
                                of its newly designated Series C convertible preferred stock, $.001 par value, for an aggregate amount of $780,000 to a group of private investors. The preferred shares may be converted in whole or in part at any time through June 30, 1997 into three shares of common stock. The Company has the right, at any time after July 1, 1996, to redeem the shares at $4.50. The shares carry a stated dividend rate of 8% per annum. Dividends are cumulative and are payable on June 30, 1997 and quarterly thereafter. Cumulative dividends totaled $71,500 at June 30, 1995.

                                In connection with the offering of 8%
                                cumulative preferred shares, $45,000
                                of notes payable and accrued interest
                                were converted into 15,000 shares of
                                Series C convertible preferred stock
                                at a rate of $3.00 per share.

5.  Potential Acquisition and
    Notes Receivable            On August 15, 1994, the Company signed a
                                letter of intent to acquire Northeast (USA)
                                Corp. ("Northeast") and, on March 15, 1995, executed an Agreement and Plan of Merger with Northeast. The transaction is subject, among other conditions, to completion of a due diligence examination and stockholder approval. Northeast stockholders would receive 1,750,000 shares of the Company's common stock for all of the issued and outstanding shares of Northeast. Northeast is a manufacturer and distributor of various vitamin products with operations in the People's Republic of China and the United
                                States.


                                CELCOR, INC
                                NOTES TO FINANCIAL STATEMENTS

                                On August 9, 1994, the Company loaned
                                $700,000 to Northeast. This loan, evidenced by a promissory note, does not bear interest until the original maturity date, November 30, 1994, at which time interest would have accrued at 15% per annum. The maturity date of the loan has been extended to October 31, 1995 by the Company as the Company's proposed merger with Northeast continues to proceed. Concurrent to the note, Northeast's stockholders pledged all existing shares of their common stock as collateral. Although Northeast currently does not have the necessary funds to repay the loan, management of the Company believes that the value of the above-mentioned collateral exceeds the amount of the loan. Accordingly, no valuation reserve was considered necessary at June 30, 1995. Since the loan is not currently collectible, the loan has been recorded as a long-term asset on the balance sheet at June 30, 1995.



                                                                      F-13

Report of Independent Certified Public Accountants


Northeast (USA) Corp.
New York, New York



We have audited the accompanying consolidated balance sheet of Northeast
(USA) Corp. and subsidiaries as of June 30, 1995, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the two years in the period ended June 30, 1995. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Northeast (USA) Corp. and subsidiaries at June 30, 1995, and the results of their operations and their cash flows for each of the two years in the period ended June 30, 1995, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in the summary of accounting policies to the financial statements, the Company has incurred recurring losses since inception, has no current source of funds and has a working capital deficit as of June 30, 1995. The Company's continued existence is dependent upon its ability to secure adequate financing. These matters raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.



                                        BDO Seidman, LLP


New York, New York
September 25, 1995



                                                                F-14

                              NORTHEAST (USA) CORP. AND SUBSIDIARIES

                                         CONSOLDIATED BALANCE SHEET


June 30, 1995


Assets

Current:

 Cash and cash equivalents                              $351,400

 Receivables                                              34,534

 Inventory (Note 2)                                      432,121

 Other                                                    70,058

   Total current assets                                  888,113

Property and equipment, net (Note 3)                     348,535

Land held for sale (Note 4)                              420,000

Intangible assets - land use rights                    1,742,666

Other assets                                              13,610

                                                      $3,412,924

Liabilities and Stockholders' Equity

Current:

   Notes payable - Celcor, Inc. (Note 8)               $ 700,000

   Accounts payable                                       94,363

   Accrued expenses                                      203,820

     Total current liabilities                           998,183

Commitments (Notes 1, 6 and 8)

Minority interest (Note 1)                             2,189,998

Stockholders' equity (Note 8):

  Common stock, no par value - shares
  authorized 200; issued and
  outstanding 175                                      1,050,000

  Accumulated deficit                                   (949,995)

  Foreign translation adjustments                        124,738


          Total stockholders' equity                     224,743

                                                      $3,412,924

               See accompanying summary of accounting policies and notes to consolidated financial statements.


                        NORTHEAST (USA) CORP. AND SUBSIDIARIES
                         CONSOLIDATED STATEMENTS OF OPERATIONS



Year ended June 30,                        1995             1994


Sales (Note 7)                          $904,795           $   -

Expenses:

  Cost of sales (Note 7)                 860,556               -

  Selling, general and administrative    787,131           312,736

  Loss on write-down of
    land held for sale (Note 4)          180,000               -

  Interest                                 7,680               910

                                       1,835,367           313,646


     Loss before minority interest      (930,572)         (313,646)

Minority interest in loss
  of joint venture                       230,615            79,487

Net loss                               $(699,957)        $(234,159)


                See accompanying summary of accounting policies and notes to consolidated financial statements.


                         NORTHEAST (USA) CORP. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY


Years ended June 30, 1995 and 1994


                                                        Foreign         Total
                                                        translation     stockholders'
                        Common Stock        Deficit     adjustments     equity



Balance, July 1, 1993      $150,000         $(15,879)           $-      $134,121

Issuance of 45 shares
 for cash                   300,000             -                -       300,000

Issuance of 30 shares
 for property               600,000             -                -       600,000

Issuance of 80 shares
  for technology                -               -                -          -

Net loss                        -           (234,159)            -      (234,159)

Translation adjustments         -               -               40,887    40,887

Balance, June 30, 1994    1,050,000         (250,038)           40,887   840,849

Net loss                        -           (699,957)             -     (699,957)

Translation adjustments         -               -               83,851    83,851

Balance, June 30, 1995   $1,050,000        $(949,995)         $124,738  $224,743


               See accompanying summary of accounting policies and notes to consolidated financial statements.



                                                       F-17


                            NORTHEAST (USA) CORP. AND SUBSIDIARIES

                            CONSOLIDATED STATEMENTS OF CASH FLOWS


Year ended June 30,                            1995         1994

Cash flows from operating activities:
  Net loss                                 $(699,957)   $ (234,159)

  Adjustments to reconcile net
  loss to net cash used in operating
  activities:

    Depreciation and amortization            129,545         9,332

    Loss on write-down of land to
        realizable value                     180,000          -

    Minority interest                       (230,615)      (79,487)

    Increase in:

       Receivables                          (32,163)       ( 2,371)

       Inventory                           (430,921)       ( 1,200)

       Increase in:

         Accounts payable and
           accrued expenses                 183,428         113,090

       Increase in other assets             (77,144)           (700)

       Other                                   (199)       (  9,691)

         Total adjustments                 (278,069)         28,973

         Net cash used in operating
            activities:                    (978,026)      ( 205,186)

  Cash flows from investing activities:

     Capital expenditures                  (192,376)      ( 201,624)

  Cash flows from financing activities:

     Proceeds from sale of stock               -            300,000

     Proceeds from note payable - stockholder  -             40,000

     Proceeds from notes                    750,000            -

     Repayment of notes                     (90,000)           -

     Proceeds from minority investor           -            750,000

         Net cash provided by financing
           activities                       660,000       1,090,000

  Effect of exchange rate changes on cash    11,592          40,887

  Net increase (decrease) in cash and
    cash equivalents                       (498,810)        724,077

  Cash and cash equivalents,
    beginning of period                     850,210         126,133


  Cash and cash equivalents, end of period $351,400      $  850,210

  Noncash financing and investing activities:

     In 1994, the Company issued 110
       shares of its common stock, valued
       at $600,000, for property and
       technology.

     In 1994, the minority investor in a
       joint venture contributed land
       use rights, valued at $1,750,000,
       to the joint venture.

                  See accompanying summary of accounting policies and notes to consolidated financial statements.
                                                                  F-18



                           NORTHEAST (USA) CORP. AND SUBSIDIAIRIES

                                   Summary of Accounting Policies



 Line of Business     Northeast (USA) Corp. (the "Company") was
                      incorporated on February 24, 1993 in New York.
                      The Company and its subsidiaries entered into
                      an agreement with Northeast General Pharmaceutical
                      Factory ("NEGPF") in China to become the preferred
                      sales agent for NEGPF to market certain vitamin and
                      cosmetic products initially into the Chinese market.
                      The Company commenced operations during the fiscal year
                      ended June 30, 1995.


Basis of Presentation The Company's financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has incurred losses, has no current source of funds and has a working capital deficit as of June 30, 1995. The Company's continued existence is dependent upon its ability to secure adequate financing. Should the acquisition with Celcor, Inc.
                      take place (see Note 8), the combined entity will attempt to raise capital through a private placement;
                      however, there are no assurances that the financing will occur. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

Principles of
  Consolidation       The consolidated financial statements include the accounts of the Company, Shenyang United Vitatech Ltd. ("UV"), a
                      majority-owned joint venture (see Note 1), and Northeast
                      (Shenyang) Consulting Co., Ltd., an inactive wholly-owned
                      subsidiary. Both subsidiaries are located in Shenyang,
                      China.   All material intercompany accounts and
                      transactions are eliminated.

Cash and Cash
  Equivalents         The Company considers investments with original
                      maturities of three months or less when purchased to
                      be cash equivalents. Cash balances at June 30, 1995
                      consist  primarily of Chinese bank accounts.


Inventories           Inventories are valued at the lower of cost or market.
                      Cost is determined by the first-in, first-out (FIFO)
                      method.


                                                                        F-19

                                 NORTHEAST (USA) CORP. AND SUBSIDIARIES

                                         Summary of Accounting Policies

Property and Equipment,
 and Depreciation     Property and equipment are stated at cost, less
                      accumulated depreciation. Depreciation is computed
                      on the straight-line method over the estimated
                      useful lives of the assets.

Intangible Assets     In fiscal 1994, the Company issued 80 shares of its
                      common stock to Mannion Consultants Ltd. ("Mannion")
                      to obtain certain proprietary technology which is
                      finished and ready for commercialization and which
                      will be used in producing the Company's vitamin and
                      cosmetic products. The technology did not have an
                      ascertainable book value as of the date of the
                      transfer.   Accordingly, no valuation has been
                      assigned by the Company for this technology or the
                      issued common shares.  Mannion was not previously
                      affiliated with either the Company or Celcor, Inc.
                      (see Note 8).

                      The minority investor, NEGPF, contributed certain land use rights in mainland China as part of its investment in UV. This subsidiary will build a factory to produce and sell vitamin and cosmetic products on this land. NEGPF's cost basis for the land use rights
                      ($1,750,000) was used to value this contribution. The rights have a life of 30 years, the life of the joint venture agreement (see Note 1). Amortization on the land use rights totalled approximately $90,000 for the year ended June 30, 1995.


Translation  of
  Foreign Currencies  The financial position and results of operations of the Company's foreign subsidiaries are accounted for using the local currency as the functional currency.
                      Assets and liabilities of these subsidiaries are translated at the exchange rate in effect at year-end.
                      Income statement accounts are translated at the average rate of exchange prevailing during the year. Translation adjustments arising from the use of differing exchange rates from period to period and exchange gains and losses on intercompany balances of a long-term investment nature are included in the cumulative translation adjustment account in stockholders' equity.

                                                                        F-20

                                 NORTHEAST (USA) CORP. AND SUBSIDIARIES

                                         Summary of Accounting Policies

Income Taxes          The Company follows Statement of Financial Accounting
                      Standards No. 109 ("SFAS No. 109"), "Accounting for
                      Income Taxes". SFAS No. 109 is an asset and liability
                      approach that requires the recognition of deferred tax
                      assets and liabilities for the expected future tax
                      consequences of events that have been recognized in the
                      Company's financial statements or tax returns.


Revenue Recognition   The Company recognizes its revenues upon shipment of
                      the related goods.

Research and
  Development         Research and development costs (which have been
                      immaterial to date) are expensed as incurred.

Reclassification      Certain 1994 balances were reclassified to conform
                      with the 1995 presentation.

                                                                F-21

                                     NORTHEAST (USA) CORP. AND SUBSIDIARIES
                                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Joint Venture
      Agreement       The Company formed a joint venture agreement with
                      NEGPF whereby both companies agreed to establish UV.
                      UV will construct a factory to produce and sell vitamin
                      and cosmetic products. The Company will contribute a
                      portion of the technology it acquired in fiscal 1994
                      (see Summary of Accounting Policies) and cash of $2.1
                      million in consideration of 56.52% ownership of UV. In
                      October 1994, the Company paid $1 million to UV. The
                      balance of the Company's cash investment ($1.1 million)
                      is to be paid by December 31, 1995. The Company's
                      contributions to UV have been (or will be) eliminated
                      in consolidation.


                      NEGPF agreed to contribute land use rights (see Summary of Accounting Policies) and cash of $750,000 in consideration of 43.48% ownership of UV. These contributions were made prior to June 30, 1994.

                      The minority interest balance of $2.2 million at June 30, 1995 represents NEGPF's investment in UV as of that date, reduced for its share of UV's losses.


2. Inventories        Inventories consist of the following:

                      Raw materials                     $242,194

                      Work-in-process                     14,421

                      Finished goods                     175,506

                                                        $432,121



                                                        F-22

                                   NORTHEAST (USA) CORP. AND SUBSIDIARIES
                               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3. Property and
     Equipment        Property and equipment consist of the following:

                      Machinery and equipment              $158,507

                      Furniture and fixtures                 26,268

                      Automobiles                           211,516

                                                            396,291


                      Less: Accumulated depreciation         47,756

                                                           $348,535

4. Land Held for Sale In 1994, thirty (30) shares of the Company's common stock were issued to Dziou Tai Associates (a company controlled by a relative of the chief executive officer of the Company) in exchange for land in Queens, New
                      York. The Company originally planned to build a residential and office complex on the land. The property acquired was valued at the predecessor owner's cost basis of $600,000.

                      During fiscal 1995, the Company decided to sell the land. The land was written down by $180,000 to reflect the estimated realizable value of the land. The asset has been classified as long term since the Company cannot determine when the asset will be sold. See Note 9.

5. Income Taxes       At June 30, 1995, the Company had a net operating loss
                      for Federal income tax purposes of $364,000 which expires
                      in 2008. A deferred tax asset of $120,000 has been offset
                      by a valuation allowance of the same amount. The Company
                      also has a foreign net operating loss in the amount of
                      $705,000 which expires in 2000. Deferred tax assets of
                      $235,000 have been offset by a valuation allowance.

6.  Commitments       The Company leases office space in New York on a month-to-
                      month basis. Rent expense totaled $37,000 in 1995 and
                      $28,000 in 1994.

                                                                      F-23


                                      NORTHEAST (USA) CORP. AND SUBSIDIARIES
                                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. Business OperationsThe Company is located in New York and the subsidiaries
                      (which were formed in fiscal 1994) are located in China.
                      The identifiable assets of the Chinese operation total
                      $2,900,000 at June 30, 1995 and $2,350,000 at June
                      30, 1994. The pre-tax loss of the Chinese operation totals $530,000 and $180,000 and the capital expenditures were $140,000 and $198,000 for the years ended June 30, 1995 and 1994, respectively. Almost all sales occurred domestically in 1995.

                      Sales to one customer totaled $819,000 in 1995. The majority of purchases of inventory were from NEGPF.

8. Potential
   Acquisition and
   Notes Payable      On August 15, 1994, the Company signed a letter of intent
                      to merge with Celcor, Inc. ("Celcor") and, on March 15,
                      1995, executed an Agreement and Plan of Merger with
                      Celcor.  The transaction is subject, among other
                      conditions, to completion of a due diligence examination
                      and stockholder approval. The Company's stockholders
                      would receive 1,750,000 shares of Celcor's common stock
                      for all of the issued and outstanding shares of the
                      Company.

                      On August 9, 1994, Celcor loaned $700,000 to the Company.
                      This loan, evidenced by a promissory note, does not bear interest until the original maturity date, November 30, 1994, at which time interest would have accrued at 15% per annum. The maturity date of the loan has been extended to October 31, 1995 by Celcor as the proposed merger continues to proceed. Concurrent to the note, the Company's stockholders pledged all existing shares of their common stock as collateral. In October 1995, the Company repaid $15,000 of this loan.

9.  Subsequent Event  On July 11, 1995, the Company entered into an unsecured promissory note for $50,000 with a bank due in 90 days paying interest at 11.5%.

                      In September 1995, the president of the Company loaned
                      $150,000 to the Company. The loan is payable on demand and has interest at 11.25%.



                                                                        F-24



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors and Stockholders
Celcor, Inc.
Ocean, New Jersey


We hereby consent to the use in the Proxy Statement relative to the December 7, 1995 meeting of the stockholders of our report dated
August 25, 1995, relating to the financial statements of Celcor, Inc. and our report dated August 25, 1995, relating to the financial statements of Northeast (USA) Corp., which are contained in the Proxy
Statement. Our reports for both companies contain explanatory paragraphs regarding uncertainties as to their ability to continue as going concerns.

We also consent to the reference to us under the caption "Experts" in the Proxy Statement.


                                        BDO Seidman, LLP


New York, New York
October 24, 1995





                             EXHIBIT A

        SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW

                           APPRAISAL RIGHTS

     (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of his shares of stock under the circumstances described in subsections
(b) and (c) of this section.  As used in this section, the word
"stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

     (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to 251, 252, 254, 257, 258, 263 or 264 of this title:

     (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either
(i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or
(ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the holders of the surviving corporation as provided in subsection
(f) of 251 of this title.

     (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

          a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

          b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

          c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs
     a. and b. of this paragraph; or

          d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

     (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

     (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

     (d)  Appraisal rights shall be perfected as follows:

     (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsections (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of his shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of his shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of his shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

     (2) If the merger or consolidation was approved pursuant to 228 or 253 of this title, the surviving or resulting corporation, either before the effective date of the merger or consolidation or within 10 days thereafter, shall notify each of the stockholders entitled to appraisal rights of the effective date of the merger or consolidation and that appraisal rights are available for any or all of the shares of the constituent corporation, and shall include in such notice a copy of this section. The notice shall be sent by certified or registered mail, return receipt requested, addressed to the stockholder at his address as it appears on the records of the corporation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of the notice, demand in writing from the surviving or resulting corporation the appraisal of his shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of his shares.

     (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw his demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections
(a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after his written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

     (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall, within 20 days after such service, file in the office of the Register of Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

     (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings;
and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder;

     (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection
(f) of this section and who has submitted his certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that he is not entitled to appraisal rights under this section.

     (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto.
Interest may be simple or compound, as the Court may direct.
Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and in the case of holders of shares represented by certificates, upon the surrender to the corporation of the certificates representing such stock.
The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

     (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

     (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded his appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of his demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

     (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                           EXHIBIT B


                         AGREEMENT AND PLAN

                           OF MERGER

                             AMONG

                          CELCOR, INC.,

                       NORTHEAST (USA) CORP.

                               and

                        THE STOCKHOLDERS

                                of

                      NORTHEAST (USA) CORP.



                        TABLE OF CONTENTS

                                                            PAGE

ARTICLE I  DEFINITIONS                                        1-1

ARTICLE II  THE PLAN OF MERGER                                2-1
     2.01  The Merger and the Surviving Corporation           2-1
     2.02  Effectiveness of the Merger                        2-2
     2.03  Exchange of Securities                             2-2
     2.04  Adjustment Upon Recapitalization                   2-3
     2.05  Securities Law Matters                             2-3

ARTICLE III  REPRESENTATIONS AND WARRANTIES                   3-1
3.1. Representation and Warranties of Northeast
     and Stockholders                                         3-1
     3.1.1  Organization of Northeast                         3-1
     3.1.2  Capitalization                                    3-1
     3.1.3  Subsidiaries                                      3-1
     3.1.4  Foreign Qualifications                            3-2
     3.1.5  Other Business Names                              3-2
     3.1.6  Owned Real Estate Interests                       3-2
     3.1.7  Leased Real Estate                                3-2
     3.1.8  Tangible Personal Property                        3-2
     3.1.9  Intangible Personal Property; Computer Programs   3-2
     3.1.10 Stockholders; Title to Northeast Stock            3-3
     3.1.11 Title to Assets                                   3-3
     3.1.12 Material Contracts                                3-4
     3.1.13 Labor Matters                                     3-4
     3.1.14 Benefit Plans; ERISA                              3-5
     3.1.15 Licenses and Permits                              3-5
     3.1.16 Authority Relative to Agreement; Enforceability   3-5
     3.1.17 Compliance with Other Instruments; Consents       3-6
     3.1.18 Compliance with Applicable Laws                   3-6
     3.1.19 Environmental Compliance                          3-6
     3.1.20 Financial Statements                              3-7
     3.1.21 Taxes                                             3-7
     3.1.22 Litigation                                        3-8
     3.1.23 Brokerage                                         3-8
     3.1.24 Full Disclosure                                   3-8
3.2  Representations and Warranties of Celcor                 3-8
     3.2.1  Organization                                      3-8
     3.2.2  Capitalization                                    3-8
     3.2.3  Authorization                                     3-9
     3.2.4  Title to Assets                                   3-9
     3.2.5  No Third Party Consent Required; No Violation of
            Other Instruments                                 3-9
     3.2.6  Litigation                                        3-9
     3.2.7  Brokerage                                         3-10
     3.2.8  Financial Statements                              3-10
     3.2.9  Full Disclosure                                   3-10

ARTICLE IV  ADDITIONAL COVENANTS AND AGREEMENTS OF THE PARTIES4-1
     4.01  Corporate Approval                                 4-1
     4.02  Stockholders' Agreement to Vote                    4-1
     4.03  Conduct of Business                                4-1
     4.04  Negative Covenants                                 4-1
     4.05  Filing with Securities and Exchange Commission     4-1
     4.06  Access                                             4-1
     4.07  Best Efforts                                       4-2
     4.08  Brokers or Finders                                 4-2
     4.09  Environmental Matters                              4-2
     4.10  Exclusive Dealing                                  4-3

ARTICLE V  THE CLOSING                                        5-1
     5.01  The Closing                                        5-1
     5.02  Termination                                        5-1
     5.03  Liability on Termination                           5-1
     5.04  Termination Fees                                   5-2

ARTICLE VI  CONDITIONS TO OBLIGATION OF EACH PARTY            6-1
     6.01  No Prohibition of Transaction                      6-1
     6.02  Compliance with Law                                6-1
     6.03  Proceedings, Documentation and Consents            6-1
     6.04  Tax Free Reorganization                            6-1

ARTICLE VII  CONDITIONS TO THE OBLIGATION OF CELCOR TO CLOSE  7-1
     7.01  Representations and Warranties True at
           the Closing Date                                   7-1
     7.02  No Material Adverse Change: Officers' Certificates 7-1
     7.03  Corporation's Performance                          7-1
     7.04  Necessary Corporate Approvals                      7-1
     7.05  Resolutions Authorizing the Execution of
           this Agreement                                     7-1
     7.06  Opinion of Counsel                                 7-1
     7.07  Investment Letters                                 7-1
     7.08  Satisfactory Searches                              7-2
     7.09  Environmental Review                               7-2
     7.10  Consents to Transaction                            7-2
     7.11  Dissenters' Rights                                 7-2
     7.12  Title Insurance                                    7-2
     7.13  Financial Statements                               7-2
     7.14  Fairness Opinion                                   7-2
     7.15  Results of Investigation                           7-2

ARTICLE VIII  CONDITIONS TO NORTHEAST'S OBLIGATION TO CLOSE   8-1
     8.01  Representations and Warranties True at the Closing 8-1
     8.02  Celcor's Performance                               8-1
     8.03  No Material Adverse Change                         8-1
     8.04  Authority                                          8-1
     8.05  Opinion of Celcor's Counsel                        8-1
     8.06  Results of Investigation                           8-1

ARTICLE IX  SURVIVAL OF REPRESENTATIONS AND INDEMNIFICATION   9-1
     9.01  Representations to Survive Closing                 9-1
     9.02  Indemnification by the Stockholders                9-1
     9.03  Indemnification by Celcor                          9-1
     9.04  Enforcement of Indemnification Rights              9-2
     9.05  Remedies Cumulative                                9-3

ARTICLE X  MISCELLANEOUS                                     10-1
     10.01  Notices                                          10-1
     10.02  Assignability and Parties in Interest            10-1
     10.03  Expenses                                         10-2
     10.04  Governing Law                                    10-2
     10.05  Counterparts                                     10-2
     10.06  Headings                                         10-2
     10.07  Pronouns                                         10-2
     10.08  Complete Agreement                               10-2
     10.09  Modifications, Amendments and Waivers            10-2
     10.10  Severability                                     10-2

APPENDICES

                                               SECTION
               DESCRIPTION                   REFERENCE

Appendix A    Private Placement Questionnaire   2.05(a), 7.07
Appendix B    Opinion of Northeast's Counsel    7.06
Appendix C    Opinion of Celcor's Counsel       8.05

                           EXHIBITS

                                                          EXHIBIT
               DESCRIPTION                               REFERENCE

Shareholders of Subsidiaries which are not wholly owned    3.1.3
Description of real estate interests                       3.1.6
Leased real estate                                         3.1.7
Equipment List                                             3.1.8
Joint Venture and similar agreements                       3.1.9
Shareholder List                                           3.1.10
Material Contracts                                         3.1.12
U.S. Employees                                             3.1.13
Underground Tanks                                          3.1.19
Tax elections                                              3.1.21



          THIS AGREEMENT AND PLAN OF MERGER ("Agreement") has been made and entered into as of this ____ day of ___________, 1995, among Celcor, Inc., a Delaware corporation ("Celcor"),
Northeast (USA) Corp., a New York corporation ("Northeast"), and the shareholders of Northeast listed on the signature page of this Agreement ("Stockholders").

                        R E C I T A L S:

          1.   The respective Boards of Directors of Celcor and
Northeast have determined that it is in the best interests of each corporation and its respective stockholders that Northeast be merged with and into Celcor (the "Merger") in accordance with the laws of the States of Delaware and New York in the manner and on the terms and conditions set forth herein.

          2.   Stockholders own 100% of the issued and
outstanding voting stock of Northeast and have agreed to vote their shares in favor of the Merger contemplated hereby.

          3. Pursuant to the Merger, the outstanding capital stock of Northeast will be converted into the right to receive shares of Celcor common stock ("Celcor Stock") on the basis of 10,000 shares of Celcor Stock for each outstanding share of Northeast common stock.

          4.   The respective Boards of Directors of Celcor and
Northeast desire to effectuate the Merger as a tax free reorganization for United States federal income tax purposes.

          NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein, the parties hereby adopt this Agreement as and for a Plan of Reorganization (the
"Plan") under Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended and agree that Northeast shall be merged with and into Celcor and that the terms and conditions of such Merger and the mode of carrying the same into effect shall be as follows:

                          ARTICLE I

                        DEFINITIONS

          The terms defined in this Article (except as otherwise expressly provided in this Agreement) for all purposes of this Agreement shall have the respective meanings specified in this Article.

          1.01 "Affiliate" shall mean any entity controlling or controlled by another person, under common control with another person, or controlled by any entity which controls such person.

          1.02 "Agreement" shall mean this Agreement, and all the exhibits and other documents attached to or referred to in the Agreement, and all amendments and supplements, if any, to the Agreement.

          1.03 "Closing" shall mean the meeting of the parties at which the Closing Documents shall be exchanged by the parties, except for those documents, or other items specifically required to be exchanged at a later time.

          1.04 "Closing Date" shall mean May 25, 1995, or such other date as agreed to by the parties on which the Closing occurs.

          1.05 "Closing Documents" shall mean the papers, instruments and documents required to be executed and delivered at the Closing pursuant to this Agreement.

          1.06 "Code" shall mean the Internal Revenue of 1986, or any successor law, and regulations issued by the Internal Revenue
Service pursuant to the Internal Revenue Code or any successor law.

          1.07 "Encumbrance" shall mean any charge, claim, community property interest, condition, equitable interest, lien, option, pledge, security interest, right of first refusal, or restriction of any kind, including any restriction on use, voting
(in the case of any security), transfer, receipt of income, or exercise of any other attribute of ownership.

          1.08 "ERISA" shall mean the Employee Retirement Income
Security Act of 1974, as amended.

          1.09 "GAAP" shall mean generally accepted accounting principles applied in a manner consistent with prior periods.

          1.10 "Knowledge" Any limitation or qualification of a representation or warranty made in this Agreement which is based on "knowledge" shall include facts known, or which should be known, to the following person, in the case of a representation or warranty by Celcor: Stephen E. Roman, Jr. and the following person in the case of a representation or warranty made by
Northeast:  Nanshan Wu.

          1.11 "Ordinary Course of Business" shall mean actions consistent with the past practices of the designated party which are similar in nature and style to actions customarily taken by the designated party and which do not require, and in the past have not received, specific authorization by the board of directors of the designated party.

          1.12 "Regulated Substances" includes any pollutant, chemical substance, hazardous wastes, hazardous substances or contaminant regulated under, or defined in or pursuant to the Solid Waste Disposal Act, as amended (42 U.S.C. 6901 et seq.)
("SWDA"), the Comprehensive Environmental Response Compensation and Liability Act (42 U.S.C. 9601 et seq.) ("CERCLA"), the Toxic
Substance Control Act, as amended (15 U.S.C. 2601, et seq.), the
Clean Air Act, as amended (42 U.S.C. 7401 et seq.), the Clean
Water Act, as amended (33 U.S.C. 1251, et seq.), and any other federal, state or local law or regulation designed to provide safe and healthful working conditions and to reduce occupational safety and health hazards.

          1.13 "SEC" shall mean the Securities and Exchange Commission.

          1.14 "Taxes" shall include federal, state and local income taxes, capital gains tax, value-added taxes, franchise, personal property and real property taxes, levies, assessments, tariffs, duties
(including any customs duty), business license or other fees, sales, use and any other taxes relating to the assets of Celcor or Northeast, as applicable, or the business of Celcor or Northeast, as applicable, for all periods up to and including the Closing Date, together with any related charge or amount, including interest, fines, penalties and additions to tax, if any, arising out of tax assessments.

          1.15 "Transaction" shall mean the transaction contemplated by this Agreement.

          1.16 Terms Defined in Other Sections. The following terms are defined elsewhere in this Agreement in the following
Sections:

          Act                           2.05(a)
          Celcor                        Heading
          Celcor Stock                  2.03(a)
          Effective Date                2.01(a)
          Loss or Losses                10.02
          Merger                        Recital 1
          Northeast                     Heading
          Northeast Stock               2.03(b)
          Outside Date                  5.01
          Plan                          Recitals
          Stockholders                  Heading
          Surviving Corporation         2.01(a)

                         ARTICLE II

                       THE PLAN OF MERGER

          2.01 The Merger and the Surviving Corporation.

               (a) Merger. Upon the date on which the Merger is to be effective, as determined pursuant to Section 2.02
("Effective Date"), Northeast shall be merged with and into Celcor.
Celcor shall be the surviving corporation (the "Surviving Corporation").
The separate existence of Northeast shall cease and the existence of Celcor shall continue unaffected and unimpaired by the Merger, with all of the rights, privileges, immunities and powers, and subject to all of the duties and liabilities of a corporation organized under the general corporation law of the State of Delaware. All rights, privileges, powers, immunities and franchises of Northeast shall, on the Effective Date, be automatically vested in Celcor. All real and personal property of Northeast, tangible and intangible, of every kind and description, shall become vested in Celcor and all liabilities, claims and obligations of Northeast may be enforced against Celcor, all without further action or deed by either party. In all other respects, the effect of the Merger shall be as set forth in Delaware General Corporation Law 252
("Delaware General Corporation Law" or "DGCL").

               (b)  Certificate of Incorporation.  The Certificate of
Incorporation of Celcor shall be and remain the Certificate of Incorporation of the Surviving Corporation following the Effective
Date, until the same shall be altered or amended, except that such Certificate of Incorporation shall be amended (i) to change the name of the Surviving Corporation to "Northeast, Inc." and (ii) to increase, if determined to be necessary, the authorized capital stock to that number of shares which is sufficient to enable Celcor to issue the number of shares of its common stock contemplated by the Merger.

               (c) By-Laws. The by-laws of Celcor shall be the by-laws of the Surviving Corporation following the Effective Date, until the same shall be altered or amended.

               (d)  Directors.  From and after the Effective Date, the
Board of Directors of the Surviving Corporation shall consist of Eugene
Cha, Frank Nelson, Jennifer Lo Wu, Joe Chen, David Chow, Shi Hong-Yuan and
Michael Hsu, until their respective successors shall be duly elected and qualified.

               (e) Officers. From and after the Effective Date, the officers of the Surviving Corporation shall consist of the persons listed below, holding the respective office listed opposite such person's name, until their respective successors shall be duly elected or appointed and qualified:



             Name                   Title
          Nanshan Wu               President
          Stephen E. Roman, Jr.    Vice President, Treasurer and
                                     Chief Financial Officer
          Michael Hsu              Secretary

       2.02 Effectiveness of Merger.

               (a) Certificate of Merger. Following the approval of the Merger by the respective stockholders of Celcor and Northeast and upon the fulfillment or waiver of the conditions specified in Articles VI, VII and VIII hereof, and provided that this Agreement has not been terminated and abandoned pursuant to Article V hereof, Celcor shall cause a Certificate of Merger to be executed, acknowledged and filed with the Secretary of State of Delaware as provided in Section 252(c) of the DGCL and with the New York
Department of State, as provided in Sections 904 and 907 of the Business
Corporation Law of the State of New York ("B.C.L.").

               (b) Effective Date. The Merger shall become effective immediately upon the filing of the Certificate of Merger referred to in
Section 2.02(a) hereof with the Secretary of State of the State of Delaware and with the Secretary of State of the State of New York.

          2.03 Exchange of Securities. The manner of converting the securities of Northeast into securities of the Surviving Corporation at the Effective Date shall be as follows:

               (a) Celcor's Shares. Each share of common stock of Celcor ("Celcor Stock") which shall be outstanding at the Effective Date shall remain outstanding, as the outstanding common stock of the surviving corporation.

               (b) Northeast Common Stock. Each share of Common Stock, no par value, of Northeast ("Northeast Stock") outstanding immediately prior to the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive 10,000 shares of Celcor Stock.

               (c) Treasury Stock. Any shares of Northeast Stock held by Celcor, any subsidiary of Celcor, or in Northeast's treasury on the Effective Date shall be canceled and given no effect in the Merger.

               (d) Records. For the purposes of this Agreement, the stock transfer books of Northeast shall be closed as of the Effective Date, and no transfer of record of any shares of Northeast Stock shall take place after the Effective Date.

               (e)  Surrender of Northeast Stock Certificates.
On or immediately after the Closing Date, each holder of an outstanding certificate or certificates which prior thereto represented shares of Northeast Stock shall surrender the same to Celcor. Each Stockholder who shall have surrendered his certificate for shares of Northeast Stock shall be entitled to receive in exchange therefor a certificate or certificates representing the number of whole shares of Celcor Stock into which Northeast Stock shall have been converted and exchanged.
When the Merger becomes effective, the former stockholders of Northeast shall thereupon cease to have any rights in respect of Northeast Stock, other than to receive the certificates for Celcor Stock described in Section 2.03(b) hereof. Unless and until any certificates shall be so surrendered and exchanged, (i) the holder shall not have any voting rights in respect of Celcor
Stock into which the shares of Northeast Stock shall have been so converted and exchanged, and (ii) dividends or other distributions payable to holders of record of shares of Celcor
Stock following the Effective Date shall not be paid to the holder of the certificate. Upon surrender of the certificate representing shares of Northeast Stock, there shall be paid to the record holder of the certificate the amount of the dividends or other distributions which shall have become payable following the Effective Date with respect to the number of whole shares of Celcor Stock represented by the certificate issued in exchange for the surrendered certificate, but without interest.

          2.04 Adjustment Upon Recapitalization. Subject to the limitations of Section 4.03 hereof, the number of shares of Celcor Stock to be issued at the Closing shall be appropriately adjusted in the event that, prior to the Effective Date, the Celcor Stock should be split, combined, or otherwise recapitalized, or if any stock dividend should be paid on the Celcor Stock, or the record date for the payment of any such stock dividend should occur.

          2.05 Securities Law Matters.

               (a) Private Offering. Northeast and Stockholders understand that the Celcor Stock to be issued and delivered to Stockholders pursuant to the Merger will not be registered under the Securities Act of 1933, as amended (the "Act"), but will be issued in reliance upon the exemption afforded by Section 4(2) of the Act and Regulation D promulgated by the SEC thereunder, and that Celcor is relying upon the truth and accuracy of the representations set forth in the answers to the questionnaire in the form of Appendix A hereto delivered concurrently with the execution of this Agreement. Each certificate of Celcor Stock issued pursuant to this Agreement shall bear the following legend:

         THE SHARES REPRESENTED BY THIS CERTIFICATE
         HAVE NOT BEEN REGISTERED PURSUANT TO THE
         SECURITIES ACT OF 1933, AS AMENDED, OR
         APPLICABLE STATE SECURITIES LAWS, AND MAY NOT
         BE TRANSFERRED UNLESS THEY ARE SO REGISTERED
         OR, IN THE OPINION OF COUNSEL ACCEPTABLE TO
         THIS CORPORATION, SUCH TRANSFER IS EXEMPT FROM
         REGISTRATION.

Celcor shall give instructions to its transfer agent consistent with the foregoing legend.

               (b) Limited Transfer Rights. The Stockholders may not transfer, sell or assign the Celcor Stock until such shares are registered pursuant to the Act; provided that, in the absence of such registration, a Stockholder may transfer shares of Celcor Stock to one or more members of a group consisting of
(i) the spouse or children of any Stockholder, and (ii) one or more trusts for their benefit; provided however, that the transferee in each case will furnish Celcor with an investment letter in form and substance satisfactory to counsel for Celcor who shall be satisfied with the competence of such persons to give an investment letter.

               (c) Blue Sky Filings. Celcor shall promptly institute and diligently prosecute such proceedings before, and make such filings with, such state regulatory agencies as may be necessary or appropriate in connection with or preliminary to the issuance of Celcor Stock required to be issued to the Stockholders pursuant to the Merger and any solicitation of the Stockholders for their approval of the Plan and the matters related hereto.

               (d)  Removal of Legend.  If any Stockholder
desires to sell his Celcor Stock at any time after the Closing, he shall notify Celcor of that desire and the number of shares he desires to sell, together with such other information concerning the transferee or purchaser and the manner of sale as counsel to Celcor shall request. If counsel for Celcor is of the opinion that such Celcor Stock may be sold without registration under the Act, and shall render that opinion in writing to the Stockholder and the Transfer Agent for Celcor Stock, the Transfer Agent shall deliver to that Stockholder, certificates which are free of any restrictive legend representing shares of Celcor Stock equal in number to the number of shares submitted for transfer by that Stockholder.

                        ARTICLE III

                  REPRESENTATIONS AND WARRANTIES

          3.1  Representations and Warranties of Northeast and
Stockholders. Northeast and the Stockholders jointly and severally represent and warrant to Celcor as follows:

          3.1.1 Organization of Northeast. Northeast is a corporation, duly organized, validly existing, and in good standing under the laws of the State of New York, and has all requisite corporate power, franchises, and licenses to own its property and conduct the business in which it is engaged.
Complete copies of Northeast's certificate of incorporation, by-laws, as amended, minutes, stock transfer records and agreements, if any, among some or all of the Stockholders have been delivered to Celcor.

          3.1.2     Capitalization.

               3.1.2.1 Northeast has an authorized capital stock consisting of 200 shares of common stock, no par value per share, of which 175 shares are issued and outstanding. All of such shares of Northeast Stock have been validly issued, fully paid, are non-assessable, and were issued in compliance with applicable federal and state securities laws.

               3.1.2.2  Northeast does not have outstanding any
     subscriptions, options, rights, warrants, convertible securities or other agreements or commitments to issue, or contracts or any other agreements obligating Northeast to issue, or to transfer from treasury, any shares of its capital stock of any class or kind, or securities convertible into such stock. No persons who are now holders of Northeast Stock, and no persons who previously were holders of Northeast Stock, are or ever were entitled to pre-emptive rights, other than persons who exercised or waived those rights.

          3.1.3 Subsidiaries. Northeast does not directly or indirectly have any subsidiaries, nor hold any equity interest in any corporation, partnership or joint venture, other than Shenyang United Vitatech Ltd. and Northeast (Shenyang) Consulting
Co. Ltd. (together, the "Subsidiaries"). The Subsidiaries are each corporations, duly organized, validly existing and in good standing under the laws of The Peoples Republic of China, and each has all requisite corporate power, licenses and franchises to own its properties and assets and conduct the business in which it is engaged. Complete copies of the certificate of incorporation, by-laws, as amended, minutes, stock transfer records and agreements, if any, among some or all of the stockholders of the Subsidiaries (if not wholly owned by Northeast) have been delivered to Celcor. Exhibit 3.1.3 lists the shareholders of any Subsidiary which is not wholly owned.

          3.1.4     Foreign Qualifications.  Northeast and each
Subsidiary is duly qualified to conduct business as a foreign corporation in each state or other jurisdiction in which it is required to be so qualified.

          3.1.5 Other Business Names. Neither Northeast nor any Subsidiary transacts business under any trade name or fictitious name.

          3.1.6     Owned Real Estate; Real Estate Interests.

                    3.1.6.1  Northeast and each Subsidiary has
     good and marketable title to the land which it owns, all of which is listed on Exhibit 3.1.6 annexed hereto. The real estate owned by Northeast is unimproved vacant land which has been acquired to build a residential and office facility located in Queens, New York. The land is not subject to any mortgage, lien or similar encumbrance.

                    3.1.6.2  The interest held by Shenyang United
     Viatech, Ltd. in certain real estate located in Shenyang, China to develop a factory to produce vitamin and cosmetic products is also described in Exhibit 3.1.6 annexed hereto.

          3.1.7 Leased Real Estate. Neither Northeast nor any Subsidiary leases any real estate from any person, nor has Northeast or any Subsidiary leased any real estate to any person, except as described in Exhibit 3.1.7.

          3.1.8     Tangible Personal Property.

               3.1.8.1  Exhibit 3.1.8 annexed hereto identifies
     all items initially valued at more than $10,000.00 of machinery, motor vehicles, computer equipment, furniture, fixtures, leasehold improvements, and all other tangible personal property owned and used by Northeast and its Subsidiaries in connection with their business on the date hereof.

               3.1.8.2  Northeast and its Subsidiaries do not
     lease any equipment which involve monthly payments of more than $1,000.00 on account of any such lease. Copies of all equipment leases which are in effect have been or will promptly be furnished to Celcor. Northeast is not in default under any of such equipment leases and is not aware of any fact which, with notice and/or passage of time, would constitute such a default. All personal property owned by Northeast or its Subsidiaries, or leased and used by Northeast or any Subsidiary in its business is in good condition, normal wear and tear excepted, and is in good operating order.

          3.1.9     Intangible Personal Property; Computer Programs.

               3.1.9.1 Northeast and its Subsidiaries do not own any patents, patent applications, inventions, trademarks, trademark applications, copyrights, trade names or proprietary technology, except for certain formulas for the production of vitamins and cosmetic products described on
     Exhibit 3.1.9. Except as listed on Exhibit 3.1.9 annexed hereto, neither Northeast nor any Subsidiary is a party to any distributorship, franchise, joint venture or license agreements (whether as grantor or grantee). Copies of all written instruments which evidence such intangible personal property have been or will promptly be delivered to Celcor.

               3.1.9.2 There are no infringement or other claims or demands against Northeast or its Subsidiaries with respect to any items of intangible personal property, and no proceedings have been instituted, are pending, or to the knowledge of Northeast, have been threatened to terminate or cancel any agreement affording to Northeast the right to use any intangible asset, or which challenge the rights of Northeast or its Subsidiaries with respect to any of its intangible assets; and there are no facts known to Northeast which make it likely that any such license or similar agreement will not be renewed at its next expiration date or which might reasonably serve as the basis, in whole or in part, of any claim that any part of the business carried on by Northeast or any Subsidiary infringes the patent, trademark, trade name, copyright, or other rights of any other person. Northeast (or one of its Subsidiaries) is the sole and exclusive owner of each of said items of intangible personal property.

               3.1.9.3  Northeast does not use, is not licensed
     to use and has no need to use any patent, patent application, trademark, trademark application, trade name, formula or copyright which is owned by an unrelated third party.

          3.1.10    Stockholders; Title to Northeast Stock.
Exhibit 3.1.10 annexed hereto contains a complete list of the names and addresses of all the Stockholders of Northeast and the number of shares of Northeast Stock owned by each of them. Each of the persons listed on such Exhibit is the record and beneficial owner of the shares of Northeast Stock listed on that Exhibit, owns those shares of Northeast Stock free and clear of any security interests, liens, encumbrances or claims, (other than a pledge of the shares in favor of Celcor), and has the unrestricted right to vote the Northeast Stock owned by such person in favor of the Transaction and transfer such shares to Celcor without the consent of any person.

          3.1.11    Title to Assets.  Northeast and its
Subsidiaries have good and marketable title in and to all of their property reflected in the most recent consolidated financial statement plus all assets purchased by Northeast and its Subsidiaries since the date of that financial statement, less all assets which Northeast and its Subsidiaries have disposed of in the ordinary course, which property is free and clear of any security interests, consignments, liens, judgments, encumbrances, restrictions, or claims of any kind. The only liens or security interests which exist and, at the Closing will exist, on Northeast's assets are those which either (a) secure liabilities disclosed on the financial statements annexed hereto, or (b) are liens for current taxes or assessments not yet due.

          3.1.12 Material Contracts. Exhibit 3.1.12 annexed hereto identifies the following contracts, leases and other obligations to which Northeast or any of its Subsidiaries is a party or by which any of them is bound and which are not identified elsewhere in any other Exhibit to this Agreement: (a) contracts with or loans to any of Northeast's stockholders, officers, directors, employees, agents, consultants, advisors, salesmen, distributors or sales representatives; (b) secured loans and unsecured loans and lines of credit; (c) contracts restricting Northeast or any of its Subsidiaries from doing business in any areas or in any way limiting competition; (d) contracts calling for aggregate payments by Northeast or by any of its Subsidiaries in excess of $50,000 and which are not terminable without cost or liability on notice of 60 days or less; and (e) guarantees by Northeast or by any of its Subsidiaries of the obligations of any other party, except those resulting from the endorsement of customer checks deposited by the payee for collection. Except as disclosed on Exhibit 3.1.12, Northeast and each of its Subsidiaries have, in all material respects, performed or complied with all material obligations required on their part to be performed or complied with through the date hereof under any of such contracts, obligations or commitments to which each is a party or otherwise bound and no default has occurred thereunder, whether waived or not waived, which could have an adverse effect upon the business or financial condition of or impose a liability upon Northeast or any of its Subsidiaries. All parties to such contracts, obligations or commitments with Northeast or any of its Subsidiaries are in substantial compliance therewith and no event has occurred which, through the giving of notice or the passage of time or both, would cause or constitute a material default under any such contracts, obligations or commitments, or would cause the acceleration of any obligation of any party thereto. Copies of the contracts listed or referred to in Exhibit 3.1.12 have been or will promptly be delivered or made available to Celcor.

          3.1.13    Labor Matters.

               3.1.13.1  There are presently no employment or
     consulting contracts with or covenants against competition by, any present or former employees of Northeast or any of its Subsidiaries.

               3.1.13.2  Annexed hereto as Exhibit 3.1.13 is a
     current list showing the names of all United States employees of Northeast and its Subsidiaries, their original dates of employment, job titles and annual rate of pay for salaried employees and hourly rates for hourly employees.

               3.1.13.3  All employees of Northeast and its
     Subsidiaries are employees at will who may be terminated by Northeast at any time with no obligation to make any payment except wages to the date of termination.

               3.1.13.4  Neither Northeast nor any of its
     Subsidiaries is indebted to, nor a creditor of, any Stockholder or of any relative of any of such Stockholder, except for accrued wages and salaries.

               3.1.13.5  Northeast and its Subsidiaries are in
     compliance with all federal and state laws respecting employment, wages and hours, and in compliance with any relevant Chinese laws. Northeast and its subsidiaries are not engaged in any discriminatory hiring or employment practices or any unfair labor practices nor have any employment discrimination or unfair labor practice complaints against Northeast or any of its Subsidiaries been filed, or to the knowledge of Northeast or any Subsidiary threatened to be filed, with any Chinese, or any U.S.
     federal or state agency having jurisdiction over Northeast's labor matters. Neither Northeast nor any of its Subsidiaries has been threatened by any former employee with any suit alleging wrongful termination, nor does Northeast have knowledge of facts which might form a basis for such a suit.

               3.1.13.6 Northeast and its Subsidiaries have not, directly or through agents and independent contractors, employed any unauthorized aliens, as defined in 8 U.S.C.
     Section 1324a(h)(3).  Northeast and its Subsidiaries have
     complied, or caused any such agent or independent contractor, to comply with the employment verification and record-keeping requirements of 8 U.S.C. Section 1324a and 8
     C.F.R. Section 274a, as amended.

          3.1.14 Benefit Plans; ERISA. Neither Northeast, nor any of its Affiliates maintains a group health plan (within the meaning of Section 5000(b)(1) of the Code). Northeast does not now and has never maintained, sponsored or contributed to any plan or program or arrangement providing post-termination of employment retirement, health, dental, disability or life insurance benefits with respect to employees or former employees and their spouses and dependents.

          3.1.15    Licenses and Permits.  Northeast and its
Subsidiaries and their respective employees or agents have all material licenses, permits, orders, approvals and authorizations required by Northeast or any such Subsidiary for the conduct of businesses as presently and anticipated to be conducted
(including both U.S. and Chinese licenses, permits, authorizations or approvals). Northeast and its Subsidiaries are acting within the terms of such licenses, permits, orders, and approvals. Neither Northeast nor any of its Subsidiaries has received any notice of investigation, evaluation or suspension of any such licenses, permits, orders, approvals or authorizations.
To the best knowledge of Northeast and its Subsidiaries, no suspension or cancellation of any such licenses, permits, orders, approvals and authorizations has been threatened or is contemplated.

          3.1.16    Authority Relative to Agreement;
Enforceability. The execution, delivery and performance of this Agreement is within the legal capacity and power of Northeast and the Stockholders and have been duly authorized by all requisite corporate action on the part of Northeast. This Agreement is a legal, valid and binding obligation of Northeast and the Stockholders, enforceable against Northeast and the Stockholders in accordance with its terms, except insofar as its enforcement may be limited by (a) bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally and (b) equitable principles limiting the availability of equitable remedies. All persons who execute this Agreement on behalf of Northeast have been duly authorized to do so.

          3.1.17    Compliance with Other Instruments; Consents.
Neither the execution of this Agreement, nor the consummation of the Transaction, will conflict with, violate or result in a breach or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default), or result in the termination of, or accelerate the performance required by, or result in the creation of any lien or encumbrance upon any of the assets of Northeast or any of its Subsidiaries under any provision of any certificate of incorporation, by-law, indenture, mortgage, lien, lease, agreement, contract, instrument, or any other restriction of any kind or character to which Northeast or any of its Subsidiaries is subject or by which Northeast or any of its Subsidiaries is bound, or require the consent of any third party or governmental agency. To the extent the consent of Celcor to the Merger is required under the terms of that certain pledge agreement among Celcor and the shareholders of Northeast, by its execution of this Agreement, Celcor consents to the Merger.

          3.1.18 Compliance with Applicable Laws. Northeast and its Subsidiaries are in compliance with all Chinese and U.S.
federal, state, county, and municipal laws, ordinances, regulations, judgments, orders or decrees applicable to the conduct of the business of each, or to the assets owned, used, or occupied by each, and neither Northeast nor any of its Subsidiaries has received notice or advices to the contrary. All reports required by any or all Chinese and U.S. federal, state and local governments have been timely filed and all information contained therein is true and correct. Neither the execution of this Agreement, nor consummation of the Transaction will (a) violate any order, writ, injunction, statute, rule or regulation applicable to Northeast or any of its Subsidiaries, or (b) require the consent, approval, authorization or permission of, or the filing with or the notification of any Chinese or U.S.
federal, state or local government agency.

          3.1.19    Environmental Compliance.

               3.1.19.1  Northeast and its Subsidiaries are in
     compliance with all applicable Chinese and U.S. federal, state and local laws and regulations relating to pollution control and environmental contamination and all laws and regulations with regard to record-keeping, notification and reporting requirements respecting Regulated Substances.
     Neither Northeast nor any of its Subsidiaries has been alleged to be in violation of, nor has any of the foregoing
     Companies been subject to any administrative or judicial proceeding pursuant to such laws or regulations, either now or any time during the past three years.

               3.1.19.2  None of the real property owned, used
     and/or occupied by Northeast or any Subsidiary and located in the United Stated has ever been used by previous or current owners, users and/or operators to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer or process Regulated Substances.

               3.1.19.3  Except as listed on Exhibit 3.1.19
     annexed hereto, Northeast and its Subsidiaries do not own or use underground storage tanks at any of the real property owned or occupied by Northeast or any of its Subsidiaries.
     If such tanks are owned or used, Northeast and its Subsidiaries have complied in all respects with all laws regulating underground storage tanks and the Federal
     Technical Standards and Corrective Action Requirements for
     Owners and Operators of Underground Storage Tanks (40 C.F.R.
     Part 280).

          3.1.20    Financial Statements.  Northeast and its
Subsidiaries have delivered to Celcor consolidated balance sheets and related consolidated statements of operations, changes in stockholders' equity and cash flows for the fiscal years ended
June 30, 1993 and June 30, 1994 and the four months and one year then ended, in each case audited by BDO Seidman, independent certified public accountants. Within thirty days of the date of this Agreement, Northeast and its Subsidiaries will deliver an unaudited consolidated balance sheet dated December 31, 1994 and consolidated statement of operations, changes in stockholders' equity and cash flows for the six months ended December 31, 1994.
The audited financial statements fairly present and the interim financial statements, when delivered, will present, the financial position of Northeast and its Subsidiaries and the results of their operations as at the dates and for the periods to which they apply, and such statements have been (and in the case of the interim statements, will be) prepared in conformity with GAAP, applied on a consistent basis throughout the periods involved.
The interim statements will include all adjustments (subject only to normal year-end audit adjustments) necessary for a fair presentation of Northeast's consolidated financial position and results of operations for that period.

          3.1.21  Taxes.

               3.1.21.1 All tax and information returns required to have been filed by Northeast or any of its Subsidiaries have either been filed with the appropriate taxing authority or Northeast has filed for any required extension; and all Taxes of Northeast and its Subsidiaries have been paid (or estimated taxes have been deposited) to the extent such payments are required prior to the date hereof or accrued on the books of Northeast and its Subsidiaries. The returns were (or will be) correct as (or when) filed. Northeast's consolidated financial statements include adequate provision for Taxes incurred or accrued as of the date of the most recent balance sheet. True and complete copies of the most recent federal, state and local tax returns of Northeast or any of its Subsidiaries will promptly be delivered to Celcor when filed.

               3.1.21.2  None of the federal taxes and state and
     local franchise and sales tax returns of Northeast and its Subsidiaries have been audited (or examined by IRS in the case of federal tax returns). No assessments or additional
     Taxes have been proposed or threatened against Northeast or any Subsidiary or any of their respective assets, and neither Northeast nor any Subsidiary has executed any waiver of the statute of limitations on the assessment or collection of any Tax Liabilities.

               3.1.21.3  There are no pending investigations of
     Northeast or any of its Subsidiaries or their respective tax returns by any federal, state or local taxing authority, and there are no federal, state, local or foreign tax liens upon any of Northeast's assets or the assets of any Subsidiary.

               3.1.21.4  Exhibit 3.1.21 annexed hereto lists any
     elections which Northeast has made with respect to the income tax treatment of any items which cannot be revoked without the consent of the Commissioner of Internal Revenue.

          3.1.22    Litigation.  There are no legal,
administrative, arbitration or other proceedings or claims pending or to the knowledge of Northeast, threatened, against Northeast, or any of its Subsidiaries, nor is Northeast or any Subsidiary subject to any existing judgment which might affect the financial condition, business, property or prospects of Northeast or any Subsidiary; nor has Northeast or any Subsidiary received any inquiry from an agency of the federal or of any state or local government about the Transaction, or about any violation or possible violation of any law, regulation or ordinance affecting its business or assets; nor has Northeast or any Subsidiary been subject to any products liability claims during the three years ended on the date of this Agreement.

          3.1.23 Brokerage. No broker or finder has rendered services to Northeast or to any Stockholder in connection with the Transaction.

          3.1.24    Full Disclosure.  No representation or
warranty made by Northeast or any Subsidiary in this Agreement, and no certification furnished or to be furnished to Celcor pursuant to this Agreement contains or will contain any untrue statement of a material fact or omits, or will omit, to state a material fact necessary to make the statements contained herein or therein not misleading.

          3.2 Representations and Warranties of Celcor. Celcor hereby represents and warrants to Northeast and Stockholders that:

          3.2.1 Organization. Celcor is duly organized, validly existing, and in good standing under the laws of the state of its incorporation and has the corporate power to execute, deliver, and perform this Agreement.

          3.2.2     Capitalization.

               3.2.2.1   Celcor has an authorized capital stock
     consisting of 20,000,000 shares of common stock, par value
     $0.001 per share, of which 3,364,674 shares are issued and outstanding and 2,000,000 shares of preferred stock, par value $0.001 per share, of which 275,000 shares are issued and outstanding. All of such shares of stock have been validly issued, fully paid, are non-assessable, and were issued in compliance with applicable federal and state securities laws.

               3.2.2.2   Except for its outstanding convertible
     preferred stock, Celcor does not have outstanding any subscriptions, options, rights, warrants, convertible securities or other agreements or commitments to issue, or contracts or any other agreements obligating Celcor to issue, or to transfer from treasury, any shares of its capital stock of any class or kind, or securities convertible into such stock. No persons who are now holders of Celcor Stock, and no persons who previously were holders of Celcor Stock, are or ever were entitled to pre-emptive rights other than persons who exercised or waived those rights.

          3.2.3 Authorization. The execution and delivery of this Agreement and the consummation of the Transaction have been duly authorized by the Board of Directors of Celcor. This
Agreement constitutes the legal, valid and binding obligation of Celcor, enforceable against it in accordance with its terms, except insofar as the enforcement thereof may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally and subject to equitable principles limiting the availability of equitable remedies. All persons who have executed this Agreement on behalf of Celcor have been duly authorized to do so.

          3.2.4     Title to Assets.  Celcor has good and
marketable title in and to all of its properties reflected in the most recent financial statement, plus all assets purchased by Celcor since the date of that financial statement, less all assets which Celcor has disposed of in the ordinary course, which property is free and clear of any security interests, consignments, liens, judgments, encumbrances, restrictions, or claims of any kind. The only liens or security interests which exist and, at the Closing will exist, on Celcor's assets are those which either (a) secure liabilities disclosed in the financial statements annexed hereto, (b) secure the ownership interests of lessors' of equipment used by Celcor, or (c) are liens for current taxes or assessments not yet due.

          3.2.5 No Third Party Consent Required; No Violation of Other Instruments. Except for the need to obtain the consent of its stockholders, neither the execution nor the performance of this Agreement by Celcor requires the consent of any third party, nor will it violate or result in a breach or constitute a default under any provision of the certificate of incorporation or by-laws of Celcor, or any indenture, mortgage, lien, lease, agreement, contract, instrument, order, judgment, decree, statute, ordinance, regulation or any other restriction of any kind or character to which Celcor is subject or by which it is bound.

          3.2.6     Litigation.  There are no legal,
administrative, arbitration or other proceedings or claims pending, or to the knowledge of Celcor, threatened, against Celcor, nor is Celcor subject to any existing judgment which might affect the financial condition, business, property or prospects of Celcor; nor has Celcor received any inquiry from an agency of the federal or of any state or local government about the Transaction, or about any violation or possible violation of any law, regulation or ordinance affecting its business or assets; nor has Celcor been subject to any products liability claims during the three years ended on the date of this Agreement.

          3.2.7 Brokerage. No broker or finder has rendered services to Celcor in connection with the Transaction.

          3.2.8 Financial Statements. Celcor has delivered to Northeast Celcor's Annual Report to the SEC on Form 10-K for its year ended June 30, 1994, which includes its financial statements as of that date and for two years then ended, and its quarterly report to the SEC on Form 10-Q for the three and six month periods ended December 31, 1994. Those statements fairly present the financial position of Celcor as at the dates and for the periods to which they apply and have been prepared in conformity with GAAP.

          3.2.9     Full Disclosure.  No representation or
warranty made by Celcor in this Agreement, and no certification furnished or to be furnished to Northeast and the Stockholders pursuant to this Agreement contains or will contain any untrue statement of a material fact or omits, or will omit, to state a material fact necessary to make the statements contained herein or therein not misleading.

                         ARTICLE IV

              ADDITIONAL COVENANTS AND AGREEMENTS OF

                        THE PARTIES

          4.01 Corporate Approval. Promptly following the date hereof, Celcor will call a special meeting of its stockholders for the purpose of considering and approving this Agreement, the Transaction and the Plan. Celcor shall promptly call that meeting by preparing a proxy statement and giving written notice to all its stockholders in accordance with its by-laws and applicable corporation law.

          4.02 Stockholders' Agreement to Vote. Promptly following the date hereof, Northeast will either call a special meeting of its stockholders for the purpose of considering and approving this Agreement, the Transaction and the Plan, or will obtain the written consent of its stockholders with respect to such matters. The undersigned Stockholders hereby agree to vote all Northeast Stock which they own in favor of the Transaction.

          4.03 Conduct of Business. Prior to the Closing Date, each corporation shall conduct its business only in the Ordinary
Course of Business, except as otherwise permitted by this Agreement or consented to the other party in writing. Each party shall promptly advise the other in writing of any material adverse change in the business, assets or prospects of such corporation. Without the prior consent of the other party, neither Northeast nor Celcor shall, prior to the Effective Date,
(a) issue, sell, purchase or redeem, or grant options or warrants or rights to purchase, or otherwise agree to issue, sell, purchase or redeem, any common stock or other securities; (b) incur any indebtedness or other liability, or discharge any obligation or liability other than in the Ordinary Course of Business; (c) make any distribution to its stockholders; (d) amend its Certificate of Incorporation or by-laws; (e) enter into an employment agreement or make any changes in compensation or other employment benefits for its executive officers; (f) sell or otherwise dispose of any of its material assets; (g) mortgage, pledge or subject to lien or other Encumbrance any of its assets;
or (h) acquire or enter into a contract to acquire any business or material asset.

          4.05 Filing With Securities And Exchange Commission.
Northeast recognizes that Celcor may be required to report the Transaction to the SEC on Form 8-K and will be obligated to solicit shareholder approval pursuant to a proxy statement, each of which must be accompanied by financial statements of Northeast. Northeast shall cause its regular accountants to furnish such statements to Celcor and to consent to the use of those statements and their related report in said proxy statement and Form 8-K.

          4.06 Access.  Between the date hereof and the Closing
Date, each party shall give to the other and their respective designees full access, during normal business hours and upon reasonable notice, in such a manner as not to disrupt normal business activities, to the premises, property, material contracts and books of account and records of such party. Each party will hold, and will cause all of its directors, officers, employees and representatives to hold in complete confidence, all information so obtained and will use such information only for the purpose of conducting its due diligence investigation. If the Transaction is not consummated as contemplated herein, each party will return to the other all returnable information and data and will not disclose any such data or information to any other person. Such obligation of confidentiality shall not extend to any information which is shown to have been previously known to the party to whom the information was provided, or generally known to others engaged in the same trade or business as the party who provided the information, or that is part of public knowledge.

          4.07 Best Efforts.  Northeast, the Stockholders and
Celcor shall use their best efforts, and shall cooperate with and assist each other in their efforts to obtain such consents and approvals of third parties as may be necessary to consummate the Transaction and to permit each party to enjoy the benefits of the Transaction without any cost beyond that contemplated by this Agreement.

          4.08 Brokers or Finders. Each party agrees to hold the other harmless and to indemnify it against the claims of any persons or entities claiming to be entitled to any brokerage commission, finder's fee, advisory fee or like payment from such other party based upon actions of the indemnifying party in connection with the Transaction.

          4.09 Environmental Matters.

          4.9.1 Celcor shall have the right, at its expense, to make such environmental studies of any real property owned by Northeast and its Subsidiaries, or any real property which Northeast and its Subsidiaries have the right to acquire, as it shall deem necessary to determine whether there is any reason to believe there is contamination to any soil, subsurface condition or groundwater caused by the presence of a Regulated Substance which could give rise to an obligation to perform remediation or clean-up, and whether Northeast's underground fuel storage tanks, if any, leak. If there should be evidence of the presence of any Regulated Substance or improper installation or leakage of a tank, Celcor will so advise the Stockholders who will cause
Northeast to take whatever action is necessary to remediate the situation, including clean up of contaminated soil, removal of the tank, if appropriate, or removal of the contents of the tank and filling of the tank with sand or other non-polluting material. The entire cost of that cleanup shall be accrued as a liability of Northeast.

          4.9.2     If the Closing shall occur prior to the
completion of that remediation, the cleanup cost, as estimated by a consultant acceptable to Celcor and Northeast, shall be accrued as a liability of Northeast. If the actual cost of that cleanup, including but not limited to the cost of preliminary studies, tank and soil removal, installation and operation of monitoring wells, governmental fees and fines relating to that pollution and remediation should exceed the estimate, the Stockholders shall jointly and severally reimburse Celcor for the excess cost.

          4.9.3 If Celcor determines that any such tank is not leaking, it shall so advise the Stockholders who shall then have no further obligation with respect to the tank other than to pay for the cost of upgrading the tank as required by the Federal
Technical Standards and Correction Action Requirements for Owners and Operators of Underground Storage Tanks and any applicable state statute or regulation dealing with Northeast's underground tanks.

          4.10 Exclusive Dealing. Until this Agreement shall be consummated or terminated in accordance with its terms, neither
Northeast nor any Stockholder shall take, or permit any other person acting on its or his behalf, to take or refrain from taking any action, directly or indirectly, to encourage, initiate or engage in discussions or negotiations with, or provide information to, any person or group other than Celcor with respect to any purchase of the stock of Northeast or any purchase of any substantial portion of the assets of, or merger with, Northeast, other than disclosures consented to in writing by Celcor. Northeast and the Stockholders shall promptly notify
Celcor of any solicitation or inquiry which any of them receive with respect to any such matter.


                         ARTICLE V

                       THE CLOSING

          5.01 The Closing. The Closing shall take place at the offices of Lowenstein, Sandler, Kohl, Fisher & Boylan, 65
Livingston Avenue, Roseland, New Jersey  07068, commencing at
9:00 a.m. local time on the Closing Date, provided that all conditions precedent to the obligations of Northeast and Celcor to close have then been met or waived. Either party may postpone the Closing for a reasonable period of time if necessary to enable it to perform any obligations hereunder. If the Closing shall not take place on or before the 120 day following the date hereof (the "Outside Date"), this Agreement may be terminated at the option of either party, other than a party whose act or failure to act prevented the Closing from occurring on or before the Outside Date.

          5.02 Termination. This Agreement may be terminated at any time until completion of the Closing as follows: (a) by mutual consent of Celcor and Northeast; (b) by Celcor or Northeast, respectively, if, at or before the completion of the Closing, any material condition set forth herein upon the obligation of such party to consummate the Transaction shall not have been duly satisfied or waived; (c) by Celcor or Northeast if the Closing shall not have occurred on or before the Outside
Date, but no party shall be entitled to terminate pursuant to this clause if its own acts or failures to act delay the Closing beyond the Outside Date; or (d) by Celcor or Northeast, respectively, if it shall have discovered that any representation or warranty made herein for its benefit, or in any certificate, schedule or document furnished to it, pursuant to this Agreement is untrue in any material respect, or if the other party shall have defaulted in the performance of any obligation to be performed by such party under this Agreement; provided, however, that in order to terminate this Agreement under Section 5.02 (b) or (d), the party seeking to terminate this Agreement shall, upon discovery of a breach or default, give written notice thereof to the other party and the other party shall fail to cure the breach or default within ten (10) days after receipt of such notice.

          5.03 Liability on Termination. Upon any termination of this Agreement pursuant to Section 5.02 (a), no party shall have any liability or obligation hereunder (except to observe the confidentiality provisions hereof), and each party shall bear the expenses incurred by it. If a party should terminate pursuant to
Section 5.02(b) or Section 5.02(d), the terminating party shall have no liability, but the defaulting party shall not be excused from liability to the other party unless it can clearly demonstrate that the failure to perform was caused by persons or acts beyond its control. If the termination is the result of an event described in Section 5.02(c) above, the terminating party shall have no liability to the other party provided that the terminating party did not delay the closing beyond the Outside
Date, but the party causing that delay shall not be excused from liability to the other party unless it can clearly demonstrate that such delay was caused by persons or acts beyond its control.

          5.04 Termination Fees. In order to induce each party to enter into this Agreement, and as a means of compensating the parties for the substantial efforts and direct and indirect monetary costs incurred and to be incurred in connection with the Transaction, (i) in the event that Celcor terminates this Agreement as a result of Northeast's failure to satisfy any of the conditions set forth in Article VII, Northeast shall reimburse Celcor for all reasonable out-of-pocket expenses actually incurred by it or on its behalf in connection with this Agreement and the Transaction in an amount not to exceed $25,000;
and (ii) in the event that Northeast terminates this Agreement as a result of Celcor's failure to satisfy any of the conditions set forth in Article VIII, Celcor shall reimburse Northeast for all reasonable out-of-pocket expenses actually incurred by it or on its behalf in connection with this Agreement and the transaction in an amount not to exceed $25,000; provided, however, that any claim that a representation of a party, which is based on the knowledge of such party, is false shall not give rise to a claim under this Section unless that representation is false to the knowledge of such party on the date of this Agreement.

                      ARTICLE VI

           CONDITIONS TO OBLIGATION OF EACH PARTY

          The obligation of each party to effect the Transaction shall be subject to the fulfillment, at or prior to the Closing
Date, of the following conditions:

          6.01 No Prohibition of Transaction.

               (a) No third party shall have instituted any suit or proceeding to restrain, enjoin or otherwise prevent the consummation of the Transaction, or to seek damages from or impose obligations upon either party by reason of the Transaction which, in such party's reasonable judgment, would involve expense or lapse of time that would be materially adverse to that party's interest.

               (b) No order shall have been issued by any court or administrative body to inquire into, restrain, enjoin or otherwise prevent consummation of the Transaction.

          6.02 Compliance with Law. There shall have been obtained all permits, approvals and consents of any governmental body or agency which counsel for Celcor or Northeast may reasonably deem necessary or appropriate to consummate the Transaction in compliance with laws applicable to the Transaction, assets or business of either party.

          6.03 Proceedings, Documentation and Consents. All proceedings and Closing Documents contemplated by this Agreement, together with all consents to and approvals of the Transaction
(the form and substance of all of which shall be reasonably satisfactory to the parties) as are necessary to effect the Merger, shall have been obtained.

          6.04 Tax Free Reorganization. The Merger and the receipt by the shareholders of Northeast of shares of Celcor
Stock in exchange for their shares of Northeast Stock shall constitute a tax free reorganization pursuant to Section
368(a)(i)(A) of the Internal Revenue Code of 1986, as amended.



                         ARTICLE VII

           CONDITIONS TO THE OBLIGATION OF CELCOR TO CLOSE

          The obligations of Celcor hereunder are subject to the satisfaction, on or prior to the Closing Date, of all the following conditions, compliance with which or the occurrence of which may be waived in whole or in part by Celcor in writing.

          7.01 Representations and Warranties True at the Closing
Date. Except for changes contemplated by this Agreement and changes which do not individually or in the aggregate have a material adverse effect upon the assets or business acquired, the representations and warranties of Northeast contained in Article
III shall be deemed to have been made again at and as of the Closing Date and shall then be true and correct, except for changes in the Ordinary Course of Business of Northeast.

          7.02 No Material Adverse Change; Officers'
Certificates. During the period from the date of this Agreement to the Closing Date there shall not have been any material adverse change in the financial condition, results of operations or prospects of Northeast, nor any material loss or damage to its assets, whether or not insured, which materially adversely affects its ability to conduct its business.

          7.03 Corporation's Performance. Each of the obligations of Northeast to be performed on or before the Closing
Date pursuant to the terms of this Agreement shall have been duly performed.

          7.04 Necessary Corporate Approvals. The board of directors and stockholders of Northeast shall have duly authorized and approved the execution and delivery of this Agreement and all corporate action necessary or proper on the part of Northeast to authorize the execution, delivery and performance of this Agreement and the Plan, shall have been taken on or prior to the Closing Date.

          7.05 Resolutions Authorizing the Execution of this
Agreement. At the Closing, Northeast will furnish to Celcor copies of the resolutions or consents of Northeast's board of directors and its stockholders, appropriately certified by Northeast's secretary, authorizing the execution, delivery, and performance of this Agreement and the Plan.

          7.06 Opinion of Counsel. Northeast shall have furnished Celcor with a favorable opinion dated on and as of the Closing Date, of Cha and Pan, counsel to Northeast, in the form of Appendix B hereto.

          7.07 Investment Letters.  On or prior to the Closing
Date, each Stockholder shall have executed and delivered to Celcor a letter agreement and questionnaire in the form of Appendix A hereto, it being understood that Celcor, in issuing the Celcor Stock, will be relying on the representations of said persons therein contained.

          7.08 Satisfactory Searches. Celcor shall have received evidence, satisfactory to it, that (a) Northeast is duly organized, validly existing and in good standing in its state of incorporation, (b) Northeast is qualified to do business as a foreign Corporation where, in the opinion of counsel to Northeast, it is required to be so qualified, and (c) Northeast has good title to all assets listed in its financial statements free and clear of all Encumbrances.

          7.09 Environmental Review. Celcor shall not have discovered the presence of Regulated Substances on any real property owned by Northeast requiring remediation under any federal or state law, rule or regulation, nor any improper installation of or leakage from any underground storage tanks on such real property, or any violation of environmental laws, rules or regulations with regard to such Regulated Substance or such tanks on such property that shall not have been remediated prior to the Closing Date.

          7.10 Consents to Transaction. On or prior to the Closing Date, Northeast shall furnish Celcor with such consents to the Transaction as in the opinion of Celcor or its counsel are required to permit Ceclor to enjoy the benefits of the Transaction without any cost beyond that contemplated by this Agreement.

          7.11 Dissenters' Rights. Northeast shall not have received notices from any holders of any class of Northeast Stock of their intent to dissent from the Transaction.

          [7.12     Title Insurance.  Celcor shall have obtained
a title insurance policy or binder insuring the Surviving
Corporation's interest in any real estate owned by Northeast.]

          7.13 Financial Statements. Northeast shall have delivered to Celcor, at Northeast's expense, a consolidated balance sheet of Northeast as of June 30, 1994, and consolidated statements of income and cash flows for the year ended June 30, 19994, certified by BDO Seidman and interim financial statements for the six months ended December 31, 1994, all, as required by SEC Regulation S-X.

          7.14 Fairness Opinion. Celcor shall have received an opinion from Chartered Capital Advisors, Inc., dated as of the date of the proxy statement sent to its stockholders, to the effect that the rate of exchange of Celcor Stock for Northeast
Stock is fair to the stockholders of Celcor from a financial point of view, and such opinion shall not have been withdrawn prior to the date of the meeting of Celcor stockholders held for the purpose of approving the Plan.

          7.15 Results of Investigation. Celcor shall have determined in good faith that the results of its investigation do not show any losses, liabilities, commitments, contingencies or other conditions of or relating to Northeast which are not set forth or reflected in the financial statements of Northeast previously delivered to Celcor or have not been otherwise disclosed to Celcor and which in the aggregate materially and adversely affect the business, financial condition, properties, results of operations, forecasts or prospects of Northeast (as defined in SEC regulations).

                          ARTICLE VIII

           CONDITIONS TO NORTHEAST'S OBLIGATION TO CLOSE

          The obligations of Northeast hereunder are subject to the satisfaction, on or prior to the Closing Date, of the following conditions, compliance with which, or the occurrence of which may be waived in whole or in part in writing by Northeast.

          8.01 Representations and Warranties True at the
Closing. The representations and warranties of Celcor contained in Article III shall be deemed to have been made again at and as of the Closing Date and shall then be true and correct in all material respects except for changes in the Ordinary Course of Business of Celcor.

          8.02 Celcor's Performance. Each of the obligations of Celcor to be performed on or before the Closing Date, pursuant to the terms of this Agreement, shall have been duly performed at the Closing Date. There shall have been no change in Celcor's financial or business condition, nor any litigation or proceeding, actual or threatened, which is reasonably likely to prevent Celcor from performing any obligation undertaken by it under this Agreement which is to be performed after the Closing.

          8.03 No Material Adverse Change. During the period from the date of this Agreement to the Closing Date, there shall not have been any material adverse change in the financial condition, results of operations or prospects of Celcor, nor any material loss or damage to its assets, whether or not insured, which materially affects Celcor's ability to conduct its business.

          8.04 Authority. All actions required to be taken by or on the part of Celcor to authorize the execution, delivery and performance of this Agreement by Celcor and the consummation of the Transaction shall have been duly and validly taken by the Board of Directors and stockholders of Celcor.

          8.05 Opinion of Celcor's Counsel. Celcor shall have furnished Northeast with an opinion of Lowenstein, Sandler, Kohl, Fisher & Boylan, P.C., counsel to Celcor, dated the Closing Date, in the form of Appendix C hereto. Such opinion may expressly rely as to matters of fact upon certificates of appropriate officers of Celcor or appropriate governmental officials. Copies of such certificates shall be delivered to Northeast.

          8.06 Results of Investigation. Northeast shall have determined in good faith that the results of its investigation do not show any losses, liabilities, commitments, contingencies or other conditions of or relating to Celcor which are not set forth or reflected in the financial statements of Celcor previously delivered to Northeast or have not been otherwise disclosed in writing to Northeast and which in the aggregate materially and adversely affect the business, financial condition, properties, results of operations, forecasts or prospects of Celcor.

                       ARTICLE IX

        SURVIVAL OF REPRESENTATIONS AND INDEMNIFICATION

          9.01 Representations to Survive Closing. The representations and warranties of Celcor, Northeast and the Stockholders contained herein or in any document furnished pursuant hereto shall survive the Closing of the Transaction, but the exclusive remedy following the Closing for a breach of any representation or warranty shall be to assert a claim in accordance with the provisions of this Article IX. Except as provided in this Article IX, neither Celcor, Northeast, nor their respective stockholders, directors or officers, shall have any liability to the other after the Effective Date on account of any breach or failure or the incorrectness of any of those representations and warranties.

          9.02 Indemnification by the Stockholders.

               (a) Obligation to Indemnify. The Stockholders jointly and severally agree to and do hereby indemnify, and agree to defend and hold Celcor and the Surviving Corporation and their respective directors, officers, employees, fiduciaries, agents and affiliates, and each other person, if any, who controls such persons, harmless against any claims, actions, suits, proceedings, investigations, losses, expenses, damages, obligations, liabilities, judgments, fines, fees, costs and expenses (including costs and reasonable attorneys' fees) and amounts paid in settlement of any pending, threatened or completed claim, action, suit, proceeding or investigation
(collectively "Loss" or "Losses") which arise or result from or are related to (i) any breach or failure of Northeast and the Stockholders to perform any of their covenants or agreements set forth herein, (ii) the inaccuracy of any representation or warranty made by Northeast and Stockholders herein, (iii) any fixed or contingent obligation or liability of Northeast
(including but not limited to liabilities arising in tort, contract, guarantees and indemnities) which existed as of the Closing Date and would be required by GAAP to be disclosed on Northeast's financial statements, or in the notes thereto, and is not so disclosed prior to Closing, and (iv) any liability for Taxes, other than those which are accrued as liabilities of Northeast, together with interest and penalties and additions to tax, if any, arising out of tax assessments. No liability shall attach under this Section 9.02, however, until Celcor has incurred a Loss or Losses in the aggregate totaling fifty thousand dollars ($50,000) and no claim shall be asserted by Celcor after one year in the case of claims asserted on the basis of clause (i), two years in the case of a claim asserted on the basis of clause (ii) or (iii), and no time limitation in the case of a claim asserted on the basis of clause (iv).

               (b) Reimbursement on Demand. The Stockholders will reimburse Celcor from time to time on demand for any payment made by Celcor at any time in respect of any Loss which Celcor may sustain or incur to which the foregoing indemnity relates.

          9.03 Indemnification by Celcor.

               (a) Obligation to Indemnify. Celcor agrees to and does hereby indemnify and hold Northeast and the Stockholders harmless against any claims, losses, damages, expenses or liabilities (including costs and reasonable attorney's fees) resulting to Northeast and the Stockholders from (i) any breach or failure of Celcor to perform any of its covenants or agreements set forth herein, (ii) the inaccuracy of any representations or warranties made by Celcor herein, (iii) any fixed or contingent obligation or liability of Celcor (including but not limited to liabilities arising in tort, contract, guarantees and indemnities) which existed as of the Closing Date and would be required by GAAP to be disclosed on Celcor's financial statements, or in the notes thereto, and is not so disclosed prior to closing, and (iv) any liability for Taxes, other than those which are accrued as liabilities of Celcor, together with interest and penalties and additions to tax, if any, arising out of tax assessments. No liability shall attach under this Section 9.03, however, until the stockholders have incurred a Loss or Losses in the aggregate totaling fifty thousand dollars ($50,000) and no claim shall be asserted by Northeast or the stockholders after one year in the case of claims asserted on the basis of clause (i), two years in the case of a claim asserted on the basis of clause (ii) or (iii) and no time limitation in the case of a claim asserted on the basis of clause (iv).

               (b)  Reimbursement on Demand.  Celcor will
reimburse the Stockholders from time to time on demand for any payment made by the Stockholders at any time in respect of any Loss which the Stockholders may sustain or incur to which the foregoing indemnity relates.

          9.04 Enforcement of Indemnification Rights.

               (a) Notification. Any person or entity seeking enforcement of indemnification rights hereunder shall notify each potentially liable person or entity of (i) any payment made in respect of any liability, obligation or claim to which the foregoing indemnity applies, (ii) any Loss which such person or entity may sustain or incur, to which the foregoing indemnity relates, and (iii) any claim made or suit filed against such person or entity with respect to Northeast or Celcor, as applicable, their respective assets or this Agreement. Such notification shall include a specific demand for indemnification and defense if such person or entity wishes to assert his or its indemnification rights hereunder.

               (b) Disputes. If there is any dispute as to the right to indemnification and defense hereunder, the disputing party shall give the other party written notice of such dispute, specifying in detail the basis of the dispute, not later than 20 days after receipt of demand for indemnification. The parties agree to resolve any such dispute pursuant to the New Jersey
Alternate Procedure for Dispute Resolution Act (N.J.S.A. 2A:23A).
All parties hereto agree to submit to the jurisdiction of such court for the purpose of such suit or suits.

               (c) Time Limit. If there is no dispute as to the right to indemnification with respect to any such demand within such 20 day period, TIME BEING OF THE ESSENCE, or upon resolution of any such dispute by the parties or by a court, the person or entity entitled to indemnification shall be promptly paid the amount of such demand, the amount agreed to by the parties or the amount ordered by a court.

               (d) Calculation of Loss. In determining the amount of any Loss, net after tax proceeds of insurance received shall reduce the Loss. Tax benefits, if any, derived from such Loss by the party seeking indemnification shall not reduce the Loss, unless the amount paid to indemnify it for such Loss shall not be treated by it as income subject to federal or state income tax, in which event the amount of the Loss shall be reduced by the tax benefits derived therefrom.

               (e) Litigation Procedure. If a party entitled to be indemnified pursuant to this Article IX notifies the other party of the commencement of an action against it, the party obligated to provide indemnification will be entitled, at his or its own expense, to (i) participate in, and (ii) except in the case of a claim that relates to a tax liability, assume the defense of the action. If the indemnifying party wishes to assume the defense of that action, counsel selected by the indemnifying party shall be reasonably satisfactory to the indemnified party, and the indemnified party shall cooperate in all reasonable respects, at its cost and expense, with the indemnifying party and such counsel in the investigation and defense of such action and any appeal arising therefrom. After the indemnifying party shall notify the indemnified party of its election to assume the defense of any such action, the indemnifying party will not be liable to the indemnified party under this Article IX for any legal fees or other expense subsequently incurred by the indemnified party in connection with the defense thereof. Even if the indemnifying party should assume the defense of any such actions, the indemnified party shall have the right at its expense to participate in the defense thereof. If the indemnifying party assumes the defense of any such actions, it shall not settle or otherwise compromise any such action without the prior written consent of the indemnified party. If the indemnifying party should fail or refuse to assume the defense of any such action, the indemnifying party shall jointly and severally reimburse the indemnified party for the fees and expenses of counsel engaged by it to defend that action.

          9.05 Remedies Cumulative. Persons or entities entitled to indemnification hereunder shall be entitled to such indemnification from time to time and shall be entitled to rely upon one or more provisions of this Agreement without waiving its right to rely upon any other provisions at the same time or any other time.

                           ARTICLE X

                          MISCELLANEOUS

          10.01 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed delivered if delivered by hand, by telecopier, by courier or mailed by certified or registered mail, postage prepaid, addressed as follows:

          If to Celcor:

               Celcor, Inc.
               Attn:  Mr. Stephen E. Roman, Jr.
               1800 Bloomsbury Avenue
               Wanamassa, NJ  07712
               Tel:  (908) 922-3158
               Fax No.:  (908) 922-2221

          with a copy to:

               Lowenstein, Sandler, Kohl, Fisher & Boylan
               Attn:  George J. Mazin, Esq.
               65 Livingston Avenue
               Roseland, NJ  07068
               Tel. (201) 992-8700
               Fax No. (201) 992-5820

          If to Northeast or the Stockholders:

               Northeast (USA) Corp.
               Attn:  Dr. N. Wu
               129-09 26th Ave.
               Flushing, N.Y.  11355
               Fax No.

          with copy to:

               Cha Pan
               36 West 44th Street
               New York, NY   10036
               Fax No. (212) 575-1830

          10.02  Assignability and Parties in Interest.  This
Agreement shall not be assignable by any of the parties hereto without the consent of all other parties hereto. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors. Nothing in this Agreement is intended to confer, expressly or by implication, upon any other person any rights or remedies under or by reason of this Agreement.

          10.03     Expenses.  Each party shall, except as
otherwise specifically provided, bear its own expenses and costs, including the fees of any attorney retained by it, incurred in connection with the preparation of this Agreement and consummation of the Transaction.

          10.04     Governing Law.  This Agreement shall be
governed by, and construed and enforced in accordance with, the laws of the State of New Jersey. Northeast consents to the personal jurisdiction of the federal and state courts in the State of New Jersey in connection with any action arising under or brought with respect to this Agreement.

          10.05 Counterparts. This Agreement may be executed as of the same effective date in one or more counterparts, each of which shall be deemed an original.

          10.06     Headings.  The headings and subheadings
contained in this Agreement are included solely for ease of reference, and are not intended to give a full description of the contents of any particular Section and shall not be given any weight whatever in interpreting any provision of this Agreement.

          10.07     Pronouns, etc.  Use of male, female and
neuter pronouns in the singular or plural shall be understood to include each of the other pronouns as the context requires. The word "and" includes the word "or". The word "or" is disjunctive but not necessarily exclusive.

          10.08     Complete Agreement.  This Agreement, the
Appendices hereto, and the documents delivered pursuant hereto or referred to herein or therein contain the entire agreement between the parties with respect to the Transaction and, except as provided herein, supersede all previous negotiations, commitments and writings.

          10.09     Modifications, Amendments and Waivers.  This
Agreement shall not be modified or amended except by a writing signed by Celcor and Northeast. Prior to the Closing, either
Celcor or Northeast may amend any of the exhibits to Article III by giving the other party notice of such amendments. If such amended disclosures reveal material adverse information about the party making the change, the recipient of the information may terminate this Agreement without liability to the other party.

          10.10 Severability. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of law or public policy, all other terms and provisions of this Agreement will nevertheless remain in full force and effect so long as the economic or legal substance of the Transaction is not affected in any manner adverse to any party hereto. Upon any such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in any acceptable manner to the end that the Transaction is consummated to the extent possible.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


ATTEST:                       CELCOR, INC.


  /S DARLENE L. RUBIN         By: /S STEPHEN E. ROMAN, JR.
                                  President

ATTEST:                       NORTHEAST (USA) CORP.


  /S  DEBRA WANG              By: /S  JENNIFER LO
                                  Jennifer Lo
                                  Chairperson


                              By:  /S  TING-HUI LIN
                              Ting-Hui Lin   President
                              Mannion Consultants, Ltd.


                              By:  /S  S.Y. UENG
                              S.Y. Ueng   General Manager
                              Fowler Holding Ltd.


                              By:  /S  T. Y. WU
                              T. Y. Wu   General Partner
                              Dziou Tai Associates


                              By:  /S  CHRISTINE HUANG
                              Christine Huang   Secretary
                              Lyncroft Corporation


                              By:  /S  DENG MING MING
                              Deng Ming Ming   Representative in USA
                              Northeast General Pharmaceutical Factory


                             EXHIBIT A

                            QUESTIONNAIRE

This form should be completed by a corporate officer of the Stockholder.

1.   Please furnish the following information:

          Name of Stockholder: _________________________________________

          Name of person completing form: ______________________________

          Address:  ____________________________________________________

          ______________________________________________________________

          Telephone Number: (        ) ________________________________

          Taxpayer Identification Number(s) of Stockholder: ___________


Provide the following information for the person making investment decisions for the Stockholder:

2.   Employment Information:

          Occupation or Profession(s): ________________________________

          Current Position or Title: __________________________________

          Length of Time in Present Position: _________________________

          Nature of Business: _________________________________________

          Name and Address of Employer(s): ____________________________


          Office Telephone Number: (       ) __________________________

3. List any business or professional education, including degrees received, if any:

     _____________________________________________________________

     _____________________________________________________________

4. List any professional licenses or registrations, including bar admissions, accounting certificates, real estate brokerage licenses, and SEC, NASD, or state broker-dealer registrations held by you:




5(a).     If the Stockholder is an accredited investor within the
meaning of Section 501(a) of Regulation D, as adopted pursuant to the Securities Act of 1933, check the appropriate box below to indicate the basis upon which the undersigned stockholder
qualifies as an accredited investor:

   CHECK THE APPROPRIATE BOX(ES).

   Subscriber is:

     [  ]      A corporation, business trust or
               partnership which has not been formed
               for the purpose of making this
               investment and which has total assets
               in excess of $5,000,000.

     [  ]      An entity which has not been formed
               for the purpose of making an
               investment in the Company and in which
               all of the equity owners are qualified
               accredited investors, on the basis of
               income (annual income of not less than
               $200,000, or $300,000 with a spouse)
               or net worth (not less than $1,000,000
               net worth, including home, furnishings
               and automobiles).



5(b).  The undersigned stockholder is not an accredited investor
_____________.

          Approximate net worth $_______________.


6. Rule 506 of the Securities and Exchange Commission requires that each purchaser have sufficient knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Common Stock, or that such purchaser retain the services of a Purchaser Representative (who may be an attorney, accountant or other financial advisor) for the purpose of this particular transaction.

   I hereby represent that:

   The officers and professional advisors of the undersigned stockholder have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of an investment in the Common Stock.


   I understand that the Company will be relying on the accuracy and completeness of my responses to the questions in this questionnaire and I represent and warrant to the Company as follows:

     (i) The answers to the above questions are complete and correct and may be relied upon by the Company in determining whether the offering in connection with which I have executed this questionnaire is exempt from registration under the Securities Act of 1933, pursuant to Rule 506 or otherwise; and

     (ii) I will notify the Company immediately of any material change in any statement made herein that occurs prior to the consummation of the Merger.


     Date: _______________    Stockholder Name: ______________

                              Signed by: _____________________

                              Title: _________________________


                           APPENDIX B


                         _____________, 1995




Celcor, Inc.
1800 Bloomsbury Avenue
Wanamassa, New Jersey  07712


Dear Ladies and Gentlemen:

      We have acted as counsel to Northeast (USA) Corp., a New York corporation (the "Company" or "Northeast"), in connection with its merger with Celcor, Inc. ("Celcor"), pursuant to an Agreement and Plan of Merger among the Company, Celcor and the stockholders of Northeast (the "Northeast Stockholders"), dated as of __________, 1995 (the "Agreement"). This opinion is delivered pursuant to Section 7.06 of the Agreement. Capitalized terms not otherwise defined herein shall have the meanings provided in the Agreement.

     As counsel to the Company, we have reviewed the Agreement and have examined such corporate records, certificates and other documents, and have considered such questions of law as we considered appropriate for purposes of rendering this opinion.
In our examination of such records and documents, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to authentic documents of all documents submitted to us as certified, conformed or photostatic copies.

     As to certain factual matters material to the opinions expressed herein, we have relied on the representations of Northeast in the Agreement and on certificates of public officials and officers of Northeast, all without independent investigation.

     In this opinion, we express no opinion as to the laws of any jurisdiction other than the federal laws of the United States of America, the laws of the State of New York and to the extent relevant, The People's Republic of China.

     Based upon the foregoing and subject to the qualifications, exceptions and limitations set forth herein, we are of the opinion that:

     1. The Company is duly organized, validly existing and in good standing under the laws of the State of New York and has all requisite corporate power, franchises and licenses to own its property and conduct the business in which it is engaged.

     2. The Company has the corporate power and authority to enter into and perform the Agreement.

     3. The Company does not directly or indirectly have any subsidiaries, nor hold any equity interest in any corporation, partnership or joint venture, other than Shenyang United Vitatech
Ltd. and Northeast (Shenyang) Consulting Co. Ltd. (together, the
"Subsidiaries"). The Subsidiaries are each corporations, duly organized, validly existing and in good standing under the laws of The Peoples Republic of China, and each has all requisite corporate power, licenses and franchises to own its properties and assets and conduct the business in which it is engaged.

     4. The Company has an authorized capital stock consisting of 200 shares of common stock, no par value, of which 175 shares are presently issued and outstanding. The outstanding shares of Northeast common stock are validly issued, fully paid and non-assessable.

     5. To the best of our knowledge, the Company does not have outstanding any subscriptions, options, rights, warrants, convertible securities or other agreements or commitments to issue, or contracts or any other agreements obligating Northeast to issue, or to transfer from treasury, any shares of its capital stock of any class or kind, or securities convertible into such stock. No persons who are now holders of Northeast Stock, and no persons who previously were holders of Northeast Stock, are or ever were entitled to pre-emptive rights, other than persons who exercised or waived those rights.

     6. The Company and each Subsidiary is duly qualified to conduct business as a foreign corporation in each state or other jurisdiction in which it is required to be so qualified.

     7. To the best of our knowledge, neither the Company nor any Subsidiary transacts business under any trade name or fictitious name.

     8. The execution and delivery of this Agreement and the consummation of the transaction contemplated thereby (the
"Transaction") have been duly authorized by the Board of Directors and Northeast Stockholders. The Agreement constitutes the legal, valid and binding obligation of Northeast, enforceable against it and its shareholders in accordance with its terms, except insofar as the enforcement thereof may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally and subject to equitable principles limiting the availability of equitable remedies. All persons who have executed this Agreement on behalf of Northeast have been duly authorized to do so.

      9. Neither the execution of this Agreement, nor consummation of the Transaction will (a) violate any order, writ, injunction, statute, rule or regulation applicable to Northeast or any of its Subsidiaries, or (b) require the consent, approval, authorization or permission of, or the filing with or the notification of any Chinese or U.S. federal, state or local government agency. Neither the execution nor the performance of this Agreement by Northeast will conflict with, violate or result in a breach or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default), or result in the termination of, or accelerate the performance required by, or result in the creation of any lien or encumbrance upon any of the assets of Northeast or any of its Subsidiaries under any provision of the certificate of incorporation or by-laws of Northeast or its Subsidiaries, or any indenture, mortgage, lien, material lease, agreement, or other material contract or instrument known to us, or any order, judgment or decree of which we are aware, or any statute, ordinance or regulation to which Northeast or its Subsidiaries are subject or by which they are bound.

     10. To the best of our knowledge (i) there are no infringement or other claims or demands against Northeast or its Subsidiaries with respect to any items of intangible personal property; and
(ii) no proceedings have been instituted, are pending, or have been threatened to terminate or cancel any agreement affording to Northeast the right to use any intangible asset, or which challenge the rights of Northeast or its Subsidiaries with respect to any of its intangible assets.

     11. To the best of our knowledge, Northeast is not in default of any of its obligations under the Joint Venture Agreement and related regulations with China Northeast Pharmaceutical Factory pursuant to which Shenyang United Vitatech Pharmaceutical Factory was established and such agreement is in full force and effect.

      12. To the best of our knowledge, (i) the Company and its Subsidiaries and their respective employees or agents have all material licenses, permits, orders, approvals and authorizations required by Northeast or any such Subsidiary for the conduct of business as presently and anticipated to be conducted (including both U.S. and Chinese licenses, permits, authorizations or approvals); (ii) Northeast and its Subsidiaries are acting within the terms of such licenses, permits, orders, and approvals; (iii) neither Northeast nor any of its Subsidiaries has received any notice of investigation, evaluation or suspension of any such licenses, permits, orders, approvals or authorizations; and (iv) no suspension or cancellation of any such licenses, permits, orders, approvals and authorizations has been threatened or is contemplated.

     13. To the best of our knowledge, the Company and its Subsidiaries are in compliance with all Chinese and U.S. laws, ordinances, regulations, judgments, orders or decrees applicable to the conduct of the business of each, or to the assets owned, used, or occupied by each, and neither Northeast nor any of its Subsidiaries has received notice or advices to the contrary.

     14. To our best knowledge (i) there are no legal, administrative, arbitration or other proceedings or claims pending or threatened, against Northeast; (ii) Northeast is not subject to any existing judgment which might affect the financial condition, business, property or prospects of Northeast; (iii)
Northeast has not received any inquiry from an agency of the federal or of any state or local government about the Transaction, or about any violation or possible violation of any law, regulation or ordinance affecting its business or assets;
and (iv) Northeast has not been subject to any products liability claims during the three years ended on the date of this Agreement.

      15. Upon the filing of the Certificate of Merger with the Secretary of State of New York, the merger will have become effective in accordance with the provisions of the Business
Corporation Law of the State of New York.

     This opinion is rendered to you solely for your benefit in connection with the Agreement. This opinion may not be relied upon by you for any other purpose, nor may it be disclosed to or relied upon by any other person, firm or corporation for any purpose without our prior written consent.



                              Very truly yours,

                              CHA & PAN


                              By: ________________________
                               ___________________, Esq.


                        APPENDIX C

       [Letterhead of Lowenstein, Sandler, Kohl, Fisher & Boylan]



                       _____________, 1995





Northeast (USA) Corp.
129-09 26th Ave.
Flushing, N.Y.  11355

Dear Ladies and Gentlemen:

     We have acted as counsel to Celcor, Inc., a Delaware corporation
(the "Company"), in connection with its merger with Northeast
(USA) Corp. ("Northeast"), pursuant to an Agreement and Plan of Merger among the Company, Northeast and the stockholders of Northeast (USA) Corp. (the "Northeast Stockholders"), dated as of
__________, 1995 (the "Agreement"). This opinion is delivered pursuant to Section 8.05 of the Agreement. Capitalized terms not otherwise defined herein shall have the meanings provided in the Agreement.

     As counsel to the Company, we have reviewed the Agreement and have examined such corporate records, certificates and other documents, and have considered such questions of law as we considered appropriate for purposes of rendering this opinion.
In our examination of such records and documents, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to authentic documents of all documents submitted to us as certified, conformed or photostatic copies.

     As to certain factual matters material to the opinions expressed herein, we have relied on the representations of Celcor in the Agreement and on certificates of public officials and officers of Celcor, all without independent investigation.

     In this opinion, we express no opinion as to the laws of any jurisdiction other than the federal laws of the United States of America, the laws of the State of New Jersey and to the extent relevant, the laws of the State of Delaware.

     Based upon the foregoing and subject to the qualifications, exceptions and limitations set forth herein, we are of the opinion that:

     1. The Company is validly existing and in good standing under the laws of Delaware.

     2. The Company has the corporate power and authority to enter into and perform the Agreement.

     3. The Company has an authorized capital stock consisting of 20,000,000 shares of common stock, par value $0.001 per share, and 2,000,000 shares of preferred stock, par value $0.001 per share. The shares of Celcor common stock being issued to the Northeast Stockholders upon consummation of the merger will be validly issued, fully paid and non-assessable.

     4. The execution and delivery of this Agreement and the consummation of the Transaction have been duly authorized by the Board of Directors of Celcor. This Agreement constitutes the legal, valid and binding obligation of Celcor, enforceable against it in accordance with its terms, except insofar as the enforcement thereof may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally and subject to equitable principles limiting the availability of equitable remedies. All persons who have executed this Agreement on behalf of Celcor have been duly authorized to do so.

      5. Except for the need to obtain the consent of its stockholders, which consent has been obtained, neither the execution nor the performance of this Agreement by Celcor requires the consent of any third party, nor will it violate or result in a breach or constitute a default under any provision of the certificate of incorporation or by-laws of Celcor, or any indenture, mortgage, lien, material lease, agreement, or other material contract or instrument known to us, or any order, judgment or decree of which we are aware, or any statute, ordinance or regulation to which Celcor is subject or by which it is bound.

      6. To our best knowledge (i) there are no legal, administrative, arbitration or other proceedings or claims pending or threatened, against Celcor; (ii) Celcor is not subject to any existing judgment which might affect the financial condition, business, property or prospects of Celcor; (iii)
Celcor has not received any inquiry from an agency of the federal or of any state or local government about the Transaction, or about any violation or possible violation of any law, regulation or ordinance affecting its business or assets; and (iv) Celcor has not been subject to any products liability claims during the three years ended on the date of this Agreement.

       7. Upon the filing of the Certificate of Merger with the Secretary of State of Delaware, the merger will have become effective in accordance with the provisions of the Delaware
General Corporation Law.

      This opinion is rendered to you solely for your benefit in connection with the Agreement. This opinion may not be relied upon by you for any other purpose, nor may it be disclosed to or relied upon by any other person, firm or corporation for any purpose without our prior written consent, except that copies of this opinion may be furnished to and relied upon by the Northeast
Stockholders.

                              Very truly yours,

                              LOWENSTEIN, SANDLER, KOHL,
                                   FISHER & BOYLAN
                              A Professional Corporation


                              By: ________________________
                                  George J, Mazin, Esq.
                                   A Member of the Firm


                          EXHIBIT C


                          August 9, 1995



Board of Directors
Celcor, Inc.
Post Office Box 2184
Ocean, New Jersey 07712

Dear Members of the Board of Directors:

     We understand that Celcor, Inc. ("Celcor") and
Northeast (USA) Corp. ("Northeast") have entered into a merger agreement (the "Merger") pursuant to which Northeast will be merged into Celcor. In connection with the Merger, Celcor will issue 1,750,000 shares of its common stock in exchange for all of the outstanding common stock of Northeast.

     You have requested our opinion of the Merger with respect to fairness, from a financial point of view, to Celcor. Chartered Capital Advisers, Inc. is customarily engaged in the valuation of businesses and their securities in connection with mergers & acquisitions, private placements, shareholder transactions, estate and gift taxes, litigation, and for other purposes.

     In connection with rendering our opinion we have, among other things:

     (1)     Reviewed the Agreement and Plan of Merger Among
Celcor, Inc., Northeast (USA) Corp. and the Stockholders of
Northeast (USA) Corp.;

     (2) Reviewed the Preliminary Proxy Statement prepared by Celcor;

     (3) Analyzed financial information with respect to Northeast, including but not limited to audited financial statements as of and for the period from inception (February
24, 1993) through June 30, 1994, unaudited financial statements as of and for the nine months ended March 31, 1995, and management forecasts of sales and earnings through 1998;

     (4) Reviewed various documents with respect to Northeast, including but not limited to, a business plan and agreements pertaining to: (a) the manufacture and sale of products in China; (b) the distribution outside of China of products manufactured by the Chinese joint venture partner of Northeast; (c) the rights to the technology to produce certain products to be sold by Northeast; and (d) the development of vacant land owned by Northeast;

     (5) Analyzed financial information with respect to Celcor, including but not limited to, the Form 10Q as of and for the nine months ended March 31, 1995, the Form 10K as of and for the year ended June 30, 1994, the 1993 annual report, and a private placement memorandum prepared in connection with the issuance of Series C 8% Convertible
Preferred Stock;

     (6) Engaged an experienced real estate appraiser who has visited the undeveloped property located in Flushing, New York that is owned by Northeast, and confirmed to us that its fair market value, exclusive of soft costs, was not materially different from the amount disclosed in the balance sheet of Northeast as of June 30, 1994;

     (7)     Held discussions with certain members of both
Northeast and Celcor senior management and with the independent accountant of Northeast concerning the past, current, and planned operations, financial condition, and business prospects of each company;

     (8) Discussed with the legal advisors of Celcor the results of their due diligence of Northeast;

     (9) Reviewed the historical market prices of Celcor common stock;

     (10) Reviewed the composition of ownership of Northeast and Celcor common stock;

     (11)    Reviewed the financial terms of the Merger; and

     (12) Considered such other information, financial studies, and analyses as we deemed relevant, and performed such analyses, studies, and investigations as we deemed appropriate.

     Chartered Capital Advisers, Inc. has assumed and relied upon, without independent verification, the accuracy and completeness of the information reviewed by us. With respect to any projections, we assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the future financial performance of Northeast. We have also assumed without independent verification that Northeast owns and has adequate legal protection for all material tangible assets and intellectual property that it purports to own, and that key agreements to which Northeast purports to be a party are valid and enforceable. We have also assumed that the Merger will be a nontaxable transaction that will be accounted for as a purchase. Accordingly, we do not make any warranties, nor do we make any representations with respect to the aforementioned items.

     We have not performed an appraisal of the assets, liabilities, or intellectual property of Northeast, nor have we been furnished with any such valuations or appraisals.
We have assumed that the assessments of management have been made in good faith and reflect the best currently available management judgments as to the matters covered. Our opinion is necessarily based upon economic, market, and other conditions as in effect on, and the information made available to us as of, the date of this letter. Our opinion is limited to the fairness of the Merger as of the date hereof, from a financial point of view. We make no representations with respect to the business decision to effect the Merger or any other terms of the Merger. This opinion does not represent our opinion as to what the value of Celcor or Northeast may be as of the date of this letter.

     We understand that in considering the Merger, the Board of Directors of Celcor has considered a wide range of financial and nonfinancial factors, many of which are beyond the scope of this letter. This letter is not intended to substitute for the Board's exercise of its own business judgment in reviewing the Merger.

     Based upon and subject to the foregoing considerations, it is our opinion as financial advisors that the Merger is fair from a financial point of view to Celcor.

     The foregoing opinion is to be used solely for the information and assistance of Celcor. Accordingly, it is understood and agreed that no person other than Celcor and its officers and directors shall be allowed to use or rely upon this opinion.

                        Very truly yours,

                        CHARTERED CAPITAL ADVISERS, INC.



                        Ronald G. Quintero, CPA, CFA
                        Managing Director


                              EXHIBIT D


                        CELCOR, INC.

    This Proxy is Solicited from all holders of Common Stock by the Board of Directors for a Special Meeting of Stockholders, December 7. 1995

The undersigned hereby appoints Stephen E. Roman,Jr. and Michael Hsu, and each of them, attorneys and proxies, with power of substitution in each of them, to vote for and on behalf of the undersigned at the Special
Meeting of Stockholders of Celcor, Inc. ("Celcor") to be held on December 7, 1995, and at any adjournment or adjourments thereof, upon matter properly comming before the Special Meeting as set forth in the related Notice of Meeting and Proxy Statement (the "Proxy Statement"), both of which have been received by the undersigned, and upon all such other matters that may properly be brought before the meeting and/or any adjournment or adjourments thereof, as to which the undersigned hereby confers discretionary authority upon said proxies. Without otherwise limiting the general authorization given herebym said attorneys and proxies are instructed to vote as follows:

1.  Approval of an Agreement and Plan of Merger (the "Merger Agreement"),
    among Celcor, Northeast (USA) Corp. ("Northeast"), and the shareholders of Northeast, providing among other things, for the merger of Northeast with and into Celcor, and the issuance of shares of Celcor Common Stock to the holders of Northeast Common Stock, as more fully described in the
    Proxy Statement.   (The Board of Directors recommends a vote "FOR".)

     [  ]   FOR            [  ]  AGAINST             [  ] ABSTAIN

2.  Election of the Board's nominees for Directors.  (The Board of
    Directors recommends a vote "FOR".)

     [  ]   FOR all nominees listed below            [  ] WITHHOLD AUTHORITY
            (except as marked to the                      to vote for all
             contrary below).                             nominees listed below

            Nominees:  Stephen E. Roman, Jr., Eugene Cha, Frank Nelson,
            Jennifer Lo Wu, Chin-Sung (Joe) Chen, David Chow and Michael
            Hsu

Instruction: To withhold authority to vote for any one or more nominees, write the name(s) of such nominee(s) in the space provided: ___________
             ____________________________________________________

3. Ratification and confirmation of the authorization and issuance of 275,000 shares of Series C 8% Convertible Preferred Stock, par value one mil
    ($0.001) per share, as more fully described in the Proxy Statement.  (The
    Board of Directors recommends a vote "FOR".)

          [  ] FOR             [  ] AGAINST              [  ] ABSTAIN


4. Approval of a proposed amendment to the Company's Certificate of Incorporation expressly authorizing the Board of Directors to establish the rights, preferences and limitations of any class or series of preferred stock which may be issued in the future. (The Board of Directors recommends a vote "FOR".)

     [  ] FOR             [  ] AGAINST              [  ] ABSTAIN


5. In their discretion, said proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED IN THIS PROXY, THIS
PROXY WILL BE VOTED (i) FOR THE RATIFICATION AND APPROVAL OF THE MERGER
AGREEMENT, (ii) FOR THE ELECTION OF ALL OF THE BOARD'S NOMINEES FOR DIRECTOR,
(iii) FOR THE RATIFICATION AND CONFIRMATION OF THE AUTHORIZATION AND
ISSUANCE OF THE SERIES C 8% CONVERTIBLE PREFERRED STOCK AND (iv) FOR THE
ADOPTION OF THE PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

Please sign this proxy and return it promptly whether or not you expect to attend the Special Meeting. You may nevertheless vote in person if you attend.

Please sign exactly as your name appears hereon. Give full title if any Attorney, Trustee, Guardian, etc. For an account in the name of two or more person, each should sign, or if one signs, he should attach evidence of his authority.

This proxy is to be used only be holders of Celcor, Inc. Common Stock.

                                Dated: ___________________, 1995
                                Signed:_________________________
                                ________________________________




                              EXHIBIT E

                     CERTIFICATE OF AMENDMENT
                               OF
                    CERTIFICATE OF INCORPORATION
                               OF
                          CELCOR, INC.


          Celcor, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

          DOES HEREBY CERTIFY:

          FIRST: That at a meeting of the Board of Directors of Celcor, Inc. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is attached hereto as Exhibit A.

          SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

          THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General
Corporation Law of the State of Delaware.

          IN WITNESS WHEREOF, Celcor, Inc. has caused this
Certificate to be signed by Stephen E. Roman, Jr., its President, and Michael W. Hsu, its Secretary, this ___ day of _______, 1995.


                           By: _______________________________
                               Stephen E. Roman, Jr., President


ATTEST: __________________________
        Michael W. Hsu, Secretary


                       EXHIBIT A

RESOLVED, that it is advisable that Article FIRST of the Certificate of Incorporation of the Corporation be deleted in its entirety and replaced with the following:

          FIRST:  The name of the corporation
          (hereinafter called the "corporation") is
          Northeast (USA) Corp.

RESOLVED, that it is advisable that Article FOURTH of the Certificate of Incorporation of the Corporation be deleted and replaced with the following:

               FOURTH: The total number of shares of
          all classes of stock which the corporation shall have authority to issue is twenty two million (22,000,000), of which two million
          (2,000,000) shares are to be Preferred Stock, par value one mil ($.001) per share
          ("Preferred Stock"), and twenty million
          (20,000,000) shares are to be Common Stock, par value one mil ($.001) per share ("Common
          Stock"). The Board of Directors shall have the right to divide the preferred stock into one or more series, each containing the number of shares and the relative powers, designations, preferences and relative, participating, optional or other rights, and qualifications, limitations or restrictions as may be determined by the board from time to time, each such series to be distinctly designated.

               For purposes of illustration only, the
          foregoing power of the board includes, but is not limited to, the determination of: (i) the number of shares constituting each series; (ii) the rate and times at which, and the terms and conditions on which, dividends on shares of a series will be paid, and whether the dividends are cumulative or non-cumulative or are participating or non-participating; (iii) the voting rights of the holders of shares of the series, including whether the shares shall have no voting rights, or multiple, full, limited, or special voting rights; (iv) the right, if any, of the holders of shares of a series to convert their shares into, or exchange them for, shares of other classes or series of stock of the corporation, and the terms and conditions of the conversion or exchange, including provisions for adjustment of the conversion price or rate in such events as the board shall determine; (v) the right, if any, of the corporation or the holders of the shares to cause the shares of the series to be redeemed, and the redemption price or prices and the time or times at which, and the terms and conditions on which, shares of the series may be redeemed; (vi) the rights of the holders of shares of the series upon the voluntary or involuntary dissolution, liquidation or winding-up of the corporation and whether those rights are limited or participating; and (vii) the obligation, if any, of the corporation to establish a sinking fund for the purchase of redemption of the shares of the series, the amounts and time of payments to that fund, and the other terms and conditions of that fund.





